UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) of THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEWPARK RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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April 26, 2013

Dear Fellow Stockholder:

At the request of the Board of Directors, you are cordially invited to attend the 2013 Annual Meeting of Stockholders of Newpark Resources, Inc., which will be held on Thursday, June 6, 2013, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380. Both your Board of Directors and I hope you will be able to attend.

There are five items on this year’s agenda:

(1)	the election of six directors to the Board of Directors;

(2)	an advisory vote to approve named executive officer compensation;

(3)	to consider and act upon a proposal for the approval of the amendment and restatement of the Newpark Resources, Inc. 2006 Equity Incentive Plan;

(4)	to consider and act upon a proposal for the approval of an amendment to the 2008 Employee Stock Purchase Plan to increase the employee discount from 5% to 15%; and

(5)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2013.

These items are described fully in the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Whether or not you plan to attend the Annual Meeting, it is important that you study carefully the information provided in the Proxy Statement and vote. Please promptly vote your shares by telephone, by the internet or, if the Proxy Statement was mailed to you, by marking, signing, dating and returning the proxy card in the prepaid envelope so that your shares can be voted in accordance with your wishes.

Sincerely,

PAUL L. HOWES President and Chief Executive Officer

NEWPARK RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 6, 2013

To the Stockholders of Newpark Resources, Inc.:

The Annual Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 6, 2013, at 10:00 a.m., Central Daylight Time, at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, for the following purposes:

(1)	the election of six directors to the Board of Directors;

(2)	an advisory vote to approve named executive officer compensation;

(3)	the approval of an amendment and restatement of the Newpark Resources, Inc. 2006 Equity Incentive Plan;

(4)	the approval of an amendment to the 2008 Employee Stock Purchase Plan to increase the employee discount from 5% to 15%;

(5)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2013; and

(6)	to consider and act upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 8, 2013, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at our executive offices, 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, please promptly vote your shares by telephone, by the internet or, if this Proxy Statement was mailed to you, by marking, signing, dating and returning it as soon as possible in the enclosed postage prepaid envelope in order that your vote be cast at the Annual Meeting.  The giving of your proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

The Woodlands, Texas Dated: April 26, 2013	BY ORDER OF THE BOARD OF DIRECTORS NEWPARK RESOURCES, INC.

Mark J. Airola Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

TABLE OF CONTENTS

GENERAL INFORMATION	1

RECORD DATE AND OUTSTANDING SHARES	1
NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS	1
VOTING INFORMATION	1
REVOCATION OF PROXIES	2
QUORUM	2
BENEFICIAL OWNERSHIP	2
ELECTION OF DIRECTORS	3
APPROVAL OF OTHER MATTERS	3
SOLICITATION OF PROXIES	3

PROPOSAL NO. 1 ELECTION OF DIRECTORS	3

NOMINEES AND VOTING	3
BUSINESS EXPERIENCE OF DIRECTOR NOMINEES	4

CORPORATE GOVERNANCE	6

GENERAL	6
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS	6
RELATED PERSON TRANSACTIONS AND PROCEDURE	8
DIRECTOR INDEPENDENCE	8
EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS	9
BOARD LEADERSHIP AND RISK MANAGEMENT	9
COMMITTEES OF THE BOARD OF DIRECTORS	9
DIRECTOR NOMINATIONS	12
STOCKHOLDER COMMUNICATION WITH BOARD MEMBERS	14
DIRECTOR ATTENDANCE AT ANNUAL MEETING	14

EXECUTIVE OFFICERS	14

OWNERSHIP OF COMMON STOCK	16

CERTAIN BENEFICIAL OWNERS	16
OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS	18

COMPENSATION DISCUSSION AND ANALYSIS	18

INTRODUCTION	18
EXECUTIVE SUMMARY	19
EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES	20
ALIGNMENT OF PAY AND PERFORMANCE	26
CONSIDERATION OF ADVISORY SAY ON PAY VOTING RESULTS	30
THE PROCESS OF IMPLEMENTING AND MANAGING OUR EXECUTIVE COMPENSATION PROGRAMS	31
ELEMENTS OF EXECUTIVE COMPENSATION	35
NON-EQUITY INCENTIVE PLAN WEIGHTING FOR 2012	39
NON-EQUITY INCENTIVE PLAN WEIGHTING FOR 2013	40
EMPLOYMENT AGREEMENTS FOR NAMED EXECUTIVE OFFICERS	43
TAX AND ACCOUNTING IMPLICATIONS	48
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	49

COMPENSATION COMMITTEE REPORT	49

EXECUTIVE COMPENSATION	50

SUMMARY COMPENSATION TABLE	50

GRANTS OF PLAN-BASED AWARDS IN 2012	51

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	52

OPTION EXERCISES AND STOCK VESTED	53

RISK ASSESSMENT OF COMPENSATION PROGRAMS	54
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS	54
POTENTIAL PAYMENTS UPON CHANGE IN CONTROL	54
RETIREMENT, DISABILITY AND DEATH	59

DIRECTOR COMPENSATION	59

COMPENSATION OF DIRECTORS	60

EQUITY COMPENSATION PLAN INFORMATION	60

PROPOSAL NO. 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION	61

PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE 2006 EQUITY INCENTIVE PLAN	62

INTRODUCTION	62
SUMMARY OF PROPOSED AMENDMENTS TO THE 2006 PLAN	62
PRINCIPAL FEATURES OF THE AMENDED PLAN	63
NEW PLAN BENEFITS	71
SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES	71

PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE 2008 EMPLOYEE STOCK PURCHASE PLAN	75

PROPOSAL NO. 5 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	80

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES	80
PRE-APPROVAL POLICIES REGARDING AUDIT AND NON-AUDIT FEES	81

AUDIT COMMITTEE REPORT	81

STOCKHOLDER PROPOSALS	82

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	83

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	83

OTHER MATTERS	83

APPENDIX A - AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN	A-1

APPENDIX B - 2008 EMPLOYEE STOCK PURCHASE PLAN	B-1

APPENDIX C - AMENDMENT NO. 1 TO 2008 EMPLOYEE STOCK PURCHASE PLAN	C-1

ii

NEWPARK RESOURCES, INC.
2700 Research Forest Drive, Suite 100
The Woodlands, Texas 77381

PROXY STATEMENT
APRIL 26, 2013

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc. for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at The Marriott Woodlands Waterway Hotel & Convention Center, 1601 Lake Robbins Drive, The Woodlands, Texas 77380 on Thursday, June 6, 2013, at 10:00 a.m., Central Daylight Time, and any postponements or adjournments of the Annual Meeting.

Record Date and Outstanding Shares

Only stockholders of record at the close of business on April 8, 2013 are entitled to receive notice of and to vote at the Annual Meeting. On that date, we had outstanding 86,148,536 shares of common stock, each of which is entitled to one vote upon each proposal presented at the Annual Meeting.

Notice Regarding the Availability of Proxy Materials

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and related materials available over the internet under the “notice and access” delivery model. The “notice and access” rule removes the requirement for public companies to automatically send their stockholders a printed set of proxy materials and allows them instead to deliver to their stockholders a “Notice Regarding the Availability of Proxy Materials” and to provide access to the documents over the internet. A Notice Regarding the Availability of Proxy Materials was first mailed to all stockholders of record on or about April 26, 2013. The notice is not a form for voting, and presents an overview of the more complete proxy materials which contain important information and are available on the internet and by mail. Stockholders are encouraged to access and review the proxy materials before voting.

This Proxy Statement, the form of proxy and voting instructions are being made available on or about April 26, 2013 at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by telephone at 1-800-579-1639, via the internet at www.proxyvote.com or by email in accordance with the instructions given in the Notice Regarding the Availability of Proxy Materials. Our Annual Report to Stockholders, including financial statements, for the fiscal year ended December 31, 2012, is being made available at the same time and by the same method described above. The Annual Report to Stockholders is not to be considered as part of the proxy solicitation material or as having been incorporated by reference.

Any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by making such request via the internet, email or by telephone. A request to receive proxy materials in printed form or electronically by email will remain in effect until the request is terminated by the stockholder.

Voting Information

Stockholders of record may vote in person at the Annual Meeting or by proxy. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You may vote by internet or by following the instructions in the Notice Regarding the Availability of Proxy Materials or, if you requested printed copies of the proxy materials, you can vote by internet, by telephone or by delivering your proxy through the mail. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

Revocation of Proxies

Any stockholder giving a proxy may revoke the proxy before it is voted by notifying our Secretary in writing before or at the Annual Meeting, by providing a proxy bearing a later date to our Corporate Secretary, by voting again via the internet or telephone, or by attending the Annual Meeting and expressing a desire to vote in person. If you are a beneficial owner and wish to change your vote, you must contact the bank, broker or other holder of record that holds your shares prior to the Annual Meeting to assist you with this process. Subject to this revocation, all proxies will be voted as directed by the stockholder on the proxy card.  If no choice is specified, proxies will be voted:

•	“FOR” the election of the directors nominated by the Board of Directors;

•	“FOR” the approval of the compensation of our named executed officers as disclosed in this proxy statement;

•	“FOR” the amendment and restatement of the Company’s 2006 Equity Incentive Plan;

•	“FOR” the amendment to the Company’s 2008 Employee Stock Purchase Plan; and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2013.

The proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. Management is not currently aware of, nor does it intend to present at the Annual Meeting, any such other matters.

Your cooperation in promptly voting your shares via internet or telephone or, if you received this Proxy Statement by mail, by returning the enclosed proxy, will reduce our expenses and enable our management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

Quorum

The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of determining the presence of a quorum.

Beneficial Ownership

A “broker non-vote” occurs on an item of business at a meeting of stockholders when shares held by a nominee for a beneficial owner are present or represented at the meeting, but the nominee does not have voting power for that particular item of business and has not received instructions from the beneficial owner. Your nominee does not have authority to vote your shares with respect to the following agenda items unless the nominee has received explicit instructions from you:

•	election of directors;

•	the approval of the amendment and restatement of the Company’s 2006 Equity Incentive Plan;

•	the approval of the amendment to the 2008 Employee Stock Purchase Plan; and

•	the advisory vote to approve executive compensation at the Annual Meeting.

Therefore, if the nominee does not receive voting instructions from you with respect to such items, the nominee will not be able to vote your shares on those items, and, consequently, your shares will be considered a “broker non-vote” with respect to those proposals. However, a nominee who holds your shares in its name is permitted to vote your shares on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm even if the nominee does not receive voting instructions from you.

Election of Directors

A plurality vote is required for the election of directors. The “plurality” standard means the nominees who receive the largest number of “for” votes cast are elected as directors. Thus, the number of shares not voted for the election of a nominee (and the number of “withheld” votes cast with respect to that nominee) will not affect the determination of whether that nominee has received the necessary votes for election. Brokers who have not received voting instructions from the beneficial owner do not have the discretionary authority to vote on the election of directors. Therefore, broker non-votes will not be considered in the vote totals and will have no effect on the election of the directors. However, as described in greater detail in the “Corporate Governance” section of this proxy under the heading “Corporate Governance Guidelines and Code of Ethics,” our Board of Directors has adopted a majority vote policy which applies to the election of directors. Under this policy, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of “withheld” votes from his election than votes “for” his election is required to tender his resignation to the Chairman of the Board. Consequently, the number of “withheld” votes with respect to a nominee will affect whether or not our majority vote policy will apply to that individual.

Approval of Other Matters

Each matter submitted to a vote of the stockholders, other than the election of directors, requires the affirmative vote of a majority of the shares having voting power on such matter present or represented at the Annual Meeting. Abstentions will be considered as present at the Annual Meeting and included in the vote totals on these other proposals presented to the stockholders and will have the same legal effect as a vote against a particular proposal. Broker non-votes, if any, will not be considered in the tabulation of votes.

In addition to the vote required by our bylaws described above, under the New York Stock Exchange (“NYSE”) rules, approval of the proposed amendment and restatement of the Newpark Resources, Inc. 2006 Equity Incentive Plan requires approval of a majority of votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the proposal.  The NYSE takes the position that a broker non-vote is not a “vote cast.” Accordingly, broker non-votes have to be subtracted when determining whether the 50% in interest test has been met.

Solicitation of Proxies

The cost of preparing, printing and delivering this Proxy Statement, the Notice of Annual Meeting and the form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by us. In addition to this distribution, officers and other regular employees of ours may solicit proxies personally, electronically or by telephone, but no additional compensation will be paid to these individuals on account of these activities. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them of record.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees and Voting

Six directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until his successor has been elected. The Board of Directors has nominated for election as directors the six persons named below based on the recommendation of the Nominating and Corporate Governance Committee. All nominees are incumbent directors.

The Board of Directors recommends that the stockholders vote “FOR” the election of these nominees. Unless directed otherwise, the persons named in the enclosed proxy intend to vote the shares of common stock represented by the proxies in favor of the election of these nominees. All of the Board’s nominees have indicated that they are able and willing to serve as directors. If for any reason one or more of these nominees are unable to serve, the persons named in the enclosed proxy will vote instead for another person or persons that the Board of Directors may recommend, or the number of directors may be reduced.

Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

The following table sets forth certain information as of April 8, 2013, with respect to the Board’s nominees:

Name of Nominee	Age	Director Since

Jerry W. Box	74	2003
Gary L. Warren	63	2005
Paul L. Howes	57	2006
David C. Anderson	71	2006
James W. McFarland, Ph.D.	67	2006
G. Stephen Finley	62	2007

Business Experience of Director Nominees

Jerry W. Box joined our Board of Directors in March 2003. Mr. Box currently serves as our Chairman of the Board. Previously he served as Chairman of our Compensation Committee. Mr. Box retired as President, Chief Operating Officer and director of Oryx Energy Company in 1999, after more than 30 years in the oil and gas exploration industry. Since June 2005, Mr. Box has served as a director of Cimarex Energy Co., an independent oil and gas exploration and production company listed on the NYSE, with principal operations in the Mid-Continent, Gulf Coast, Permian Basin and Gulf of Mexico. Mr. Box also serves on the Compensation and Governance Committee of Cimarex. Prior to that, from March 1999 until June 2005, Mr. Box served as a director of Magnum Hunter Resources, Inc., an independent exploration and development company listed on the NYSE. He also served as Chairman of the Board of Magnum Hunter from October 2004 to June 2005.

Gary L. Warren joined our Board of Directors in December 2005. Mr. Warren is currently Chairman of the Nominating and Corporate Governance Committee and is also a member of the Audit Committee and Compensation Committee. From October 1999 until his retirement in September 2005, Mr. Warren served as President of the Drilling and Well Services Division and Senior Vice President of Weatherford International Ltd., a provider of mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry. From June 2006 until September 2008, Mr. Warren served as a director of Horizon North Logistics Inc., a Canadian-based publicly-traded service company which provides a diverse mix of products and services to the oil and gas, mining, forestry and pipeline industries focused primarily on Canada’s northern frontiers and Northwest Territory. Mr. Warren served on Horizon’s Compensation, Audit and Nominating and Corporate Governance Committees until September 2008. Mr. Warren also served as a director on the board of ZCL Composites Inc. from December 2007 until May 2008. ZCL is a Canadian-based publicly-traded fiberglass and composite tank manufacturing company serving the oil and gas, petrochemical and water industries in the United States and Canada, as well as several international locations. From May 2009 until June 2011, Mr. Warren served as a director of Trican Well Service Ltd, a Calgary-based, publicly-traded company that provides pressure pumping and related oil field services in Canada, the United States, Russia and many other international locations. Mr. Warren was a member of Trican’s Compensation Committee and Nominating and Corporate Governance Committee.

Paul L. Howes joined our Board of Directors and was appointed as our Chief Executive Officer in March 2006. In June 2006, Mr. Howes was also appointed as our President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. Following the sale of his former company in October 2005 until he joined our Board of Directors in March 2006, Mr. Howes was working privately as an inventor and engaging in consulting and private investing activities. From December 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

David C. Anderson joined our Board of Directors in September 2006. Mr. Anderson is currently Chairman of the Compensation Committee and serves as a member of the Nominating and Corporate Governance Committee and Audit Committee. Since 2003, Mr. Anderson has been the Chief Executive Officer of Anderson Partners, a firm he formed which provides senior-level executive search and related management consulting services to corporations and private equity, venture capital and professional services firms. Prior to this, from 1992 to 2003, he served in various management positions for Heidrick & Struggles, Inc., also an executive search firm, including President and Chief Executive Officer of executive search, and President and Chief Operating Officer for the company as a whole. At Heidrick & Struggles, he participated in the development of the strategy to merge the domestic operations with the international business unit leading to a successful initial public offering. Mr. Anderson also served as a member of the Board of Directors of Heidrick & Struggles from 1996 through 1999, continuing as a director after the public offering through 2002.

James W. McFarland, Ph.D. joined our Board of Directors in November 2006. Dr. McFarland currently serves as a member of the Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee. Previously, Dr. McFarland served as Chairman of the Compensation Committee. Dr. McFarland is the Rolanette and Berdon Lawrence Distinguished Chair in Finance and Professor of Finance and Economics in the A. B. Freeman School of Business at Tulane University. Dr. McFarland has continuously served as a member of Tulane’s faculty since joining the university in 1988. He also serves as the Executive Director of the Tulane Energy Institute. Previously, Dr. McFarland was the Dean of the Freeman School from July 1, 1988 through June 30, 2005. Prior to joining the faculty at Tulane, he was the Dean of the College of Business Administration at the University of Houston. Dr. McFarland also has served on the faculties of Texas A&M University, the University of Louisiana-Lafayette, the University of Rhode Island, and the University of New Mexico. In addition to his academic appointments, he has worked as a researcher for the University of California Los Alamos National Laboratory and the Presidential Commission on the Nation’s Water Resources. From March 1995 until April 2011, Dr. McFarland served on the Board of Directors and the Compensation Committee of Stewart Enterprises, Inc., a publicly-traded company.

G. Stephen Finley joined our Board of Directors in June 2007. Mr. Finley currently serves as Chairman of the Audit Committee and as a member of the Compensation Committee and Nominating and Corporate Governance Committee. Mr. Finley served as the Senior Vice President, Finance & Administration and Chief Financial Officer of Baker Hughes Incorporated from April 1999 until his retirement from that company in April 2006. Prior to that, from February 1982 to April 1999, Mr. Finley held various financial and administrative management positions with Baker Hughes. From June 2006 until June 2008, Mr. Finley served as a member of the board of directors of Ocean Rig ASA, which was a Norway-based drilling contractor that was listed on the Oslo, Norway stock exchange. He served on the Nominations and Governance Committee and as Chairman of the Audit Committee of Ocean Rig ASA. Since November 2006, Mr. Finley has served as a member of the board of directors, a member of the Audit Committee and Conflicts Committee and serves as Chairman of the Compensation Committee of Exterran GP, LLC, which is the general partner of Exterran, L.P., a publicly traded limited partnership which provides natural gas compression services and products. From December 2006 until November 2011, Mr. Finley served on the board of directors of a privately held company, Total Safety U.S., Inc., a global provider of integrated safety strategies and solutions for hazardous environments.  From April 2012 to the present, Mr. Finley has served on the board of Microseismic, Inc., a privately held oilfield services company that provides monitoring and mapping of hydraulic fracture operations in unconventional oil and gas plays.

No family relationships exist among any of our directors or executive officers.

Further information regarding the qualifications for each member of the Board of Directors can be found in the “Director Nominations” section of this proxy under the heading Director Qualifications.

 CORPORATE GOVERNANCE

General

Under Delaware law, our business and affairs are managed under the direction of the Board of Directors. The Board of Directors establishes broad corporate policies, has responsibility for our overall performance and direction and authorizes various types of transactions but is not involved in the details of day-to-day operations. Members of the Board of Directors keep informed of our business by participating in Board and committee meetings, by reviewing reports and other materials provided to them and through discussions with the Chief Executive Officer and other officers. All members of the Board of Directors, other than our President and Chief Executive Officer, Mr. Howes, satisfy the independence requirements of the NYSE.

Each director is elected to a one-year term. Our Board of Directors held eight (8) meetings during 2012. Each director attended at least 75% of the meetings of the Board of Directors held while serving as a member of the Board of Directors and of each committee of which he was a member that was held during the time he was a member.

In March 2005, the Board of Directors chose to separate the roles of Chairman of the Board and Chief Executive Officer. In June 2007, the Board of Directors elected Mr. Box as non-executive Chairman of the Board of Directors. The principal responsibilities of the non-executive Chairman of the Board are:

•	To manage the organization, functioning and affairs of the Board of Directors, in order to enable it to meets its obligations and responsibilities;

•	To facilitate the functioning of the Board of Directors independently of management and maintain and enhance the governance quality of the Company and the Board;

•
To interact regularly with the Chief Executive Officer and his staff on major strategy issues, handling of major business issues and opportunities, matters of corporate governance and performance issues, including providing feedback from other Board members and acting as a “sounding board” for the Chief Executive Officer;

•	Together with the Chair of the Compensation Committee, to conduct a formal evaluation of the Chief Executive Officer’s performance at least annually; and

•	To lead the Board of Directors in the execution of its responsibilities to the stockholders.

Given the substantial overlap of the duties of a non-executive Chairman of the Board and a lead independent director, the Board of Directors determined there is no need at this time to designate a lead independent director. A complete description of the responsibilities of the non-executive Chairman of the Board is set forth in a charter adopted by the Board of Directors, a copy of which is available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com.  A description of the powers and duties of the Chairman of the Board also is set forth in our Amended and Restated Bylaws.

Corporate Governance Guidelines and Code of Ethics

Corporate Governance Guidelines

We are committed to adhering to sound principles of corporate governance and have adopted Corporate Governance Guidelines that the Board of Directors believes promote the effective functioning of the Board of Directors, its committees and our company. The Corporate Governance Guidelines conform to the NYSE corporate governance listing standards and SEC rules and address, among other matters, director qualifications, independence and responsibilities, majority vote principles, Board committees, Board access to senior management, the independent accountants and other independent advisors, compensation of directors and assessments of committee performance. The Corporate Governance Guidelines are available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com and are also available, without charge, upon request to our Corporate Secretary at Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

Majority Vote Policy

Our Corporate Governance Guidelines provide for a majority vote principle in connection with the election of our directors. Under our Corporate Governance Guidelines, in an uncontested election (i.e., an election where the number of nominees is not greater than the number of directors to be elected), any nominee who receives a greater number of votes “withheld” from his election than votes “for” his election must promptly tender his resignation to the Chairman of the Board unless he has previously submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines. The Corporate Governance Guidelines also provide that the Board of Directors may require, in order for any incumbent director to become a nominee for further service on the Board of Directors, that the incumbent director submit to the Board of Directors an irrevocable resignation. The irrevocable resignation will be conditioned upon, and shall not become effective until there has been (i) a failure by that nominee to receive more votes “for” his election than votes “withheld” from his election in any uncontested election of directors and (ii) acceptance of the resignation by the Board of Directors. In the event a director receives a greater number of votes “withheld” from his election than “for” his election, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors regarding the action to be taken with respect to the tendered resignation. A director whose resignation is being considered will not participate in any committee or Board of Directors meetings where the consideration is his resignation. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following the certification of the stockholder vote, and the Board of Directors will promptly and publicly disclose its decision. Each of the nominees for election to the Board of Directors has submitted an irrevocable resignation in accordance with our Corporate Governance Guidelines.

Stock Ownership Guidelines

To encourage our non-employee directors to achieve and maintain an appropriate ownership interest in our company, the Board of Directors approved stock ownership guidelines. Section 8 of the Corporate Governance Guidelines requires each of our non-employee directors to own shares of our common stock valued at five times his annual cash retainer. Non-employee directors who were serving on our Board of Directors on March 7, 2007 had five years from that date to obtain the required level of stock ownership. Non-employee directors elected to the Board of Directors after March 7, 2007 have five years from the date of election to reach the required level of stock ownership. In the event of an increase in the annual cash retainer or an increase in the ownership guidelines (such as occurred in 2011, increasing the ownership requirement from three times to five times the annual cash retainer), the non-employee directors will have five years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines. As of December 31, 2012, each of our non-employee directors satisfied the ownership guidelines, as shown in the table below:

	Stock Ownership Value Required at 5x Annual Cash Retainer	Stock Ownership Value at December 31, 2012 (1)
David C. Anderson	$275,000	$806,979
Jerry W. Box	$650,000	$882,640
G. Stephen Finley	$275,000	$747,154
James W. McFarland, PhD	$275,000	$1,093,154
Gary L. Warren	$275,000	$838,207

(1)
Stock ownership value is calculated based on the number of shares owned by the director or members of his or her immediate family residing in the same household and time-based restricted stock held by the director, multiplied by the average closing price of a share of our common stock over the three-months prior to December 31, 2012, as reported by the NYSE.

Code of Ethics

The Board of Directors also has adopted a Code of Ethics for Senior Officers and Directors that applies to all of our directors, our principal executive officer, principal financial officer, principal accounting officer or controller, and other senior officers. The Code of Ethics contains policies and procedures applicable to our directors and supplements our Corporate Compliance and Business Ethics Manual which is applicable to all of our employees including our principal executive officer, principal financial officer, principal accounting officer and other senior officers. The purposes of the Code of Ethics, among other matters, are to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Code of Ethics promotes full, fair, accurate, timely and understandable disclosure in reports and other documents that we file with, or submit to, the SEC and in other public communications. The Code of Ethics also requires compliance with applicable governmental laws, rules and regulations including, without limitation, insider trading laws. The Code of Ethics further requires the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons and accountability for adherence to the Code of Ethics.

Any amendments to, or waivers of, the Code of Ethics with respect to our principal executive officer, principal financial officer or principal accounting officer or controller, or persons performing similar functions, will be disclosed in a Current Report on Form 8-K, which will be available on our website promptly following the date of the amendment or waiver.

Copies of our Code of Ethics for Senior Officers and Directors and our Corporate Compliance and Business Ethics Manual are available in the “Governance Documents” section under “Corporate Governance” on our website at www.newpark.com and are also available in print upon request from our Corporate Secretary.

Related Person Transactions and Procedure

In 2011, the Board of Directors adopted the Policy Regarding Covered Transactions with Related Persons which requires the approval or ratification by the Audit Committee of any Covered Transaction (as defined in the Policy Regarding Covered Transactions with Related Persons). A Covered Transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, including indebtedness and guarantees of indebtedness, in which (a) the aggregate amount involved will or may be expected to exceed $100,000 in any calendar year, (b) we are a participant and (c) any related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). The policy provides that any director, director nominee or executive officer must provide to the Chief Administrative Officer and Chair of the Audit Committee prior notification of all proposed terms of any Covered Transaction (other than related party transactions involving compensation matters and certain ordinary course transactions). The Audit Committee must review the relevant facts and circumstances of the Covered Transaction, including if the terms and conditions of the transaction are generally available to third parties under similar terms or conditions, take into account the level of interest or relationship to the related person and the impact on a director’s independence, and either approve or disapprove the Covered Transaction. If the Audit Committee (or the Chairman of the Audit Committee pursuant to his delegated authority) is unable to provide advance approval of a Covered Transaction, the transaction will be considered at the next regularly scheduled meeting of the Audit Committee. At the next meeting, the Audit Committee will evaluate all options including, but not limited to, ratification, amendment or termination of the Covered Transaction. No director may participate in approval of a Covered Transaction for which he or she is a related party.

Director Independence

The Board of Directors has determined that Messrs. Anderson, Box, Finley, Warren and Dr. McFarland are “independent directors” as that term is defined in the listing standards of the NYSE. In making these determinations regarding independence, the Board of Directors evaluated commercial, consulting, charitable, familial, and other relationships with each of its directors and entities of which he is an executive officer, partner, member, and/or significant stockholder. As part of this evaluation, the Board of Directors noted that none of the directors received any consulting, advisory, or other compensatory fees from us (other than for services as a director) or is a partner, member, or principal of an entity that provided accounting, consulting, legal, investment banking, financial, or other advisory services to our company, and none of the express disqualifications contained in the NYSE rules apply to any of them. Based on this independence review and evaluation, and on other facts and circumstances the Board of Directors deemed relevant, the Board of Directors, in its business judgment, determined that all of our directors and nominees are independent, with the exception of Mr. Howes who is our President and Chief Executive Officer.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines require the non-management directors to meet at least twice each year in executive session, without management present. However, management employees may be invited to attend portions of these meetings if deemed appropriate by the non-management directors to provide information necessary for the meetings. Executive sessions were held as part of every regularly scheduled Board meeting in 2012 and were presided over by Mr. Box as our non-executive Chairman of the Board.

Interested parties may direct their concerns to the Chairman of the Board or to any other non-management director or directors by following the procedures set forth in the section below entitled “Stockholder Communication with Board Members.”

Board Leadership and Risk Management

The Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The decision on whether to combine or separate the Chairman and Chief Executive Officer (“CEO”) role is determined on the basis of what the Board considers to be best for our company. Our current Board leadership structure separates the role of Chairman and CEO. The Board believes that part of an effective Board leadership structure is to have either an independent director as the Chairman or to designate a Lead Director. The Nominating and Corporate Governance Committee and the Board currently believe that the separation of the role of CEO and Chairman (who is an independent director) is appropriate because it provides, among other things, sufficient independence between the Board and management, Board member leadership by an independent director, and facilitates our Board’s ability to carry out its roles and responsibilities on behalf of our stockholders. The Board has appointed Mr. Box, an independent director, as the Chairman and therefore does not believe it is necessary to appoint a Lead Director. The independent directors meet regularly in executive sessions at which time only independent directors are present, and the Chairman of the Board chairs those sessions.

The Board, as a whole and through its committees, retains responsibility for overseeing our company’s processes for assessing and managing risk, although it is management’s responsibility to manage risk on a day-to-day basis. The Board discharges its responsibility, in part, through regular inquiries from the Chairman of the Board to management, periodic communications from management to the Board of Directors of particular risks and events, and discussions during Board meetings with and without management of general and specific risks to the Company. The Board also delegates the oversight of certain specific risks to Committees of the Board. For example, the Board delegates to the Compensation Committee the assessment of our company’s compensation plans with regard to whether such plans encourage the taking of inappropriate risks and delegates to the Audit Committee oversight of the risk assessment undertaken by management to develop the scope and coverage of reviews conducted by our internal audit function. Further discussion of the risk assessment is contained in the “Executive Compensation” section of this proxy under the heading “Risk Assessment of Compensation Programs.”

Committees of the Board of Directors

The Board of Directors has established three standing committees. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. All of these committees operate under written charters approved by the Board of Directors. The Chairman of the Board attends all Committee meetings, but does not cast a vote therein. Copies of these charters, which set forth the specific responsibilities of the committees, as well as copies of our Corporate Governance Guidelines, the Code of Ethics for Senior Officers and Directors and the charter of the Chairman of the Board, are available under the “Corporate Governance” section on our website at www.newpark.com. Stockholders also may obtain printed copies of these items, without charge, by contacting us at the following address:

Newpark Resources, Inc.
2700 Research Forest Drive, Suite 100
The Woodlands, Texas 77381
Attn: Corporate Secretary

Audit Committee

As of April 8, 2013, the members of the Audit Committee were G. Stephen Finley (Chairman), David C. Anderson, James W. McFarland, PhD and Gary L. Warren. The Board of Directors has determined that each of the members of the Audit Committee is independent and “financially literate” under applicable SEC rules and NYSE listing rules and is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors also has determined that Mr. Finley and Dr. McFarland are “audit committee financial experts” as defined by applicable SEC rules. The Audit Committee met eight (8) times during 2012 and did not take any action by unanimous written consent.

The Audit Committee is responsible for the selection, evaluation, compensation and, when necessary, replacement of the independent registered public accounting firm. The Audit Committee also has responsibility for providing independent review and oversight of the integrity of our financial statements, the financial reporting process, our systems of internal accounting and financial controls, the performance of our internal audit function and the independent auditors, the independent auditors’ qualifications and independence, our compliance with ethics policies and legal and regulatory requirements and to prepare the Audit Committee Report and disclosure required by the Audit Committee for inclusion in this proxy statement. The independent auditors report directly to the Audit Committee.

The specific responsibilities of the Audit Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Compensation Committee

As of April 8, 2013, the members of the Compensation Committee were David C. Anderson (Chairman), G. Stephen Finley, James W. McFarland, PhD and Gary L. Warren. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” under applicable NYSE listing rules, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as defined under regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Compensation Committee met eight (8) times during 2012 and did not take any action by unanimous written consent.

The Compensation Committee has responsibility for establishing, evaluating and administering our compensation arrangements, plans, policies and programs for our Chief Executive Officer and other executive officers and for administering our equity incentive plans. The Compensation Committee also has responsibility for making recommendations to the Board of Directors with respect to the adoption, approval and amendment of all broadly based, cash-based and equity-based incentive compensation plans.

The Compensation Committee has the authority to retain compensation consultants to assist it in evaluating the compensation paid to our Chief Executive Officer and other executive officers. As noted in the “Compensation Discussion and Analysis” section of this proxy, for the 2012 fiscal year, the Compensation Committee retained Pearl Meyer & Partners to provide the Compensation Committee with advice and recommendations on the amount and form of executive and director compensation. Pearl Meyer did not advise management or provide any non-executive consulting services to the Company other than its work on behalf of the Compensation Committee, and it maintained no other economic relationship with the Company.

The specific responsibilities of the Compensation Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Nominating and Corporate Governance Committee

As of April 8, 2013, the members of the Nominating and Corporate Governance Committee were Gary L. Warren (Chairman), David C. Anderson, G. Stephen Finley and James W. McFarland, PhD. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Nominating and Corporate Governance Committee met four (4) times during 2012 and did not take any action by unanimous written consent.

The Nominating and Corporate Governance Committee assists and advises the Board of Directors with respect to the size, composition and functions of the Board of Directors, identifies potential candidates for the Board of Directors and recommends to the Board of Directors a slate of qualified nominees for election as directors at each annual meeting, oversees the annual evaluation of the Board of Directors as a whole and the committees of the Board of Directors, and develops and advises the Board of Directors with respect to corporate governance principles, policies and practices. The Nominating and Corporate Governance Committee also serves as the Qualified Legal Compliance Committee for purposes of Section 307 of the Sarbanes-Oxley Act and ensures compliance with the standards of the SEC for professional conduct for attorneys appearing and practicing before the SEC in the representation of our company.

The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in the Committee’s charter, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Director Nominations

The Nominating and Corporate Governance Committee is responsible for periodically evaluating and making recommendations to the Board of Directors with respect to the size and composition of the Board of Directors. Although we have not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the board, the charter of our Nominating and Corporate Governance Committee and our Corporate Governance Guidelines provide that diversity shall be one of the criteria considered for candidates. The Committee considers the term “diversity” to include a diversity of viewpoints, expertise and experience as well as gender, ethnicity and background. When analyzing director nominations and director vacancies, the Nominating and Corporate Governance Committee strives to recommend candidates for director positions who will create a Board that reflects diversity, including but not limited to background, experience, gender, ethnicity, and country of citizenship. The Nominating and Corporate Governance Committee seeks to identify prospective directors who will strengthen the Board of Directors and evaluates prospective directors, including incumbent directors, in accordance with the criteria set forth in our Corporate Governance Guidelines and other criteria as may be set by the Board of Directors or the Committee. Some of the principal criteria include whether the candidate (i) is of the highest integrity and character; (ii) has familiarity with our business and industry; (iii) has independence of thought and financial literacy; (iv) is willing and able to devote sufficient time to effectively carry out the duties and responsibilities of a director; and (v) has the objectivity, ability and desire to represent the interests of the stockholders as a whole, free from any conflict of interest. Our Corporate Governance Guidelines include a director retirement age policy. Under that policy, any person who is 75 years of age or more shall not be eligible to be elected as a director, although any director reaching the age of 75 while in office may serve the remainder of his or her term until the next annual stockholders meeting.

Director Qualifications

Our Board members represent a desirable mix of backgrounds, skills and experiences and they all share the personal attributes of effective directors described above. The Board monitors the effectiveness of this approach through the annual self-assessment process. Below are some of the specific experiences and skills of our directors:

Jerry W. Box

Mr. Box brings to the Board his extensive experience in, and knowledge of, the oil and gas industry, in general, and exploration and production companies, in particular, providing valuable insight into the primary market for our products and services. His service as a director of other public companies, including his prior role as Chairman of Magnum Hunter, also provides Mr. Box with knowledge and experience important for his service on our Board of Directors in the areas of corporate governance, strategic direction and public company executive compensation.

Gary L. Warren

Mr. Warren’s experience as a senior executive for Weatherford International gave him an extensive background in the oil and gas services business. This experience provides our Board of Directors with insight into our customers, competitors and suppliers. With over 20 years of experience as an executive in the industry in which we compete (and much of it on a global basis), he has the ability to offer guidance and direction regarding our expansion in international markets. Mr. Warren also brings to our company his knowledge in the areas of business and operations management.

David C. Anderson

As the former President and CEO, Executive Search for the international executive search firm Heidrick and Struggles and later as President and COO of the worldwide firm, Mr. Anderson has extensive experience with public company management as well as business strategy. Further, he gained valuable insight into executive compensation, recruitment, development and succession planning. Since joining the Board, Mr. Anderson served as Chairman of a Special Litigation Committee of our Board, providing him with experience in conducting internal investigations and risk assessment.

James W. McFarland, PhD

Dr. McFarland teaches and undertakes research in the areas of econometrics, energy and resource economics, international finance, statistics and strategy. His extensive work in these areas contributes to the Board of Directors a solid understanding of the energy industry, best practices in business management and expertise in financial analysis. Further, Dr. McFarland served on the Special Litigation Committee of our Board and another board on which he previously served, providing him with substantive experience in conducting internal investigations and internal controls.

G. Stephen Finley

Mr. Finley has brought to the Board of Directors a deep understanding of both the oil and gas industry and the energy services business. Through his senior executive positions at Baker Hughes and with a major public accounting firm, Mr. Finley has extensive knowledge in the areas of accounting, auditing, and compliance, both of domestic and international businesses. Moreover, his knowledge of the energy services business provides the Board of Directors with a valuable resource in its assessment of our performance, opportunities, risks and strategy.

Paul L. Howes

Mr. Howes’ background includes a strong understanding of industrial and chemical manufacturing processes and practices, much of which is directly applicable to our products and services. Based on his experience in both larger and smaller companies, he offers leadership and insight into best management practices, employee development, compensation, marketing and operations. He also has previous experience with leading an executive team, in both domestic and international markets.

The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in the next proxy statement, including those eligibility requirements set forth in our Corporate Governance Guidelines. In order to nominate a director at the annual meeting, our bylaws require that a stockholder follow the procedures set forth in the bylaws. (Our bylaws are available under “Governance Documents” in the “Corporate Governance” section of our website at www.newpark.com.) In order to recommend a nominee for a director position, a stockholder must be entitled to vote in the election of directors and must provide notice in accordance with our bylaws. Stockholder nominations must be made pursuant to written notice delivered in accordance with the following instructions no later than ninety (90) days prior to the meeting; provided, that if the date of the meeting is not publicly announced more than one hundred (100) days prior to the meeting, such notice will be considered timely if properly delivered no later than the close of business on the tenth (10th) day following the day on which such announcement of the date of the meeting was communicated to the stockholders.

The stockholder notice must set forth the following:

•	name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

•	a representation that the stockholder is a holder of record of common stock entitled to vote at the meeting and intends to appear in person or by proxy to nominate the person or persons specified;

•	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons under which the nomination(s) are made by the stockholder;

•
for each person the stockholder proposes to nominate for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Schedule 14A promulgated under the Exchange Act;

•	for each person nominated, a written consent to serve as a director, if elected; and

•	a statement whether such nominee, if elected, intends to deliver an irrevocable resignation in accordance with our Corporate Governance Guidelines.

In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

The stockholder making the recommendation also should submit information demonstrating the number of shares he or she owns. Stockholders may send recommendations for director candidates for the 2014 Annual Meeting to the Nominating and Corporate Governance Committee by U.S. mail or overnight delivery at the following address: Chair, Nominating and Corporate Governance Committee, c/o Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

Candidates recommended by the Nominating and Corporate Governance Committee must include a sufficient number of persons who upon election would be independent directors having the skills, experience and other characteristics necessary to provide qualified persons to fill all Board committee positions required to be filled by independent directors. In considering any candidates recommended by stockholders, the Nominating and Corporate Governance Committee will take into account the same factors as apply to all other prospective nominees.

Stockholder Communication with Board Members

The Board of Directors has established a process for stockholders to send communications, other than sales-related communications, to one or more of its members. These communications should be sent by letter addressed to the member or members of the Board of Directors to whom the communication is directed, care of the Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. These communications, other than sales-related communications, will be forwarded to the Board member or members specified.

Director Attendance at Annual Meeting

We have a policy encouraging the attendance of all directors at annual meetings of stockholders, and we make all appropriate arrangements for directors that choose to attend. All of our directors attended the 2012 Annual Meeting of Stockholders.

EXECUTIVE OFFICERS

As of April 8, 2013, our executive officers, their ages and positions with us were as follows:

Name	Age	Title

Paul L. Howes	57	President and Chief Executive Officer

Gregg S. Piontek	42	Vice President, Chief Financial Officer and Chief Accounting Officer

Mark J. Airola	54	Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

Bruce C. Smith	61	Executive Vice President and President of Fluids Systems and Engineering

Jeffery L. Juergens	57	Vice President and President of Mats and Integrated Services and Environmental Services

Lee Ann Kendrick	42	Vice President, Human Resources

A description of the business experience of Mr. Howes during the past five years can be found in the “Election of Directors” section of this proxy under the heading “Business Experience of Director Nominees”.

Gregg S. Piontek joined us in April 2007 as our Vice President, Controller and Chief Accounting Officer. He was appointed as our Chief Financial Officer in October 2011. Before joining us, Mr. Piontek served in various financial roles for Stewart & Stevenson Services, Inc. and Stewart & Stevenson, LLC from June 2001 through March 2007, including Divisional Controller, Assistant Corporate Controller, and as Vice President and Chief Accounting Officer. Prior to that, Mr. Piontek served in various financial roles at General Electric, CNH Global N.V. and Deloitte & Touche LLP.

Mark J. Airola joined us in October 2006 as our Vice President, General Counsel and Chief Administrative Officer and was appointed as our Secretary in December 2006. He was named Senior Vice President in February 2011. Mr. Airola has practiced law for 28 years, primarily with large, publicly traded companies. Most recently, from September 1995 through September 2006, Mr. Airola was employed by BJ Services Company, a provider of pressure pumping and other oilfield services to the petroleum industry, serving initially as Assistant General Counsel and subsequently, in 2003, also being named as Chief Compliance Officer (and as an executive officer). From February 1988 to September 1995, Mr. Airola held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, and had initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation.

Bruce C. Smith joined us in April 1998 as our Vice President, International. Since October 2000, he has served as President of Fluids Systems and Engineering. He also held the title of Vice President of our company beginning in 2006 and he was named as Executive Vice President of our company in March 2011. Prior to joining us, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens joined us in October 2010 as President of Mats and Integrated Services and Environmental Services. From February 2009 to March 2010, Mr. Juergens held the position of Chief Executive Officer of B&B Oilfield Services, an oilfield wellhead equipment supply company. Previously, from August 2007 to February 2009, he was at Omni Energy Services, where he held the position of General Manager for the company’s Seismic Drilling Division. From August 1997 to August 2007, Mr. Juergens served as Vice President of International Operations for SPS International, a wellbore cleanup tools and technology company, with responsibility for the development of operations in Canada and Latin America. Prior to that, Mr. Juergens held management positions with both BJ Services and Baker Hughes.

 Lee Ann Kendrick joined us in January 2012 as Vice President, Human Resources. From January 2009 until December 2011, Ms. Kendrick held the position of Regional Human Resources Manager at Lloyd’s Register, where she was responsible for the implementation of Human Resources initiatives that supported the business and contributed to the development of strategy and business plans covering North America, South America and the Caribbean. Previously, from July 2002 until January 2009, Ms. Kendrick served as Human Resources Services Director for CGG Veritas, a seismic solutions oil and gas services company, where she had responsibility for all aspects of compensation, benefits, and immigration, as well as with working with senior executives and business managers in the areas of succession planning, talent assessment and development planning.

OWNERSHIP OF COMMON STOCK

Certain Beneficial Owners

The following table sets forth information, as of the date indicated in the applicable Schedule 13G with respect to each stockholder identified as beneficially owning greater than 5% of our common stock, the number of outstanding shares of our common stock and the percentage beneficially owned. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person.  Percentage ownership is based on 86,148,536 shares of common stock outstanding as of April 8, 2013.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent

Wells Fargo & Company(1) 420 Montgomery Street San Francisco, California 94104	11,045,722	12.8%

Oslo Asset Management ASA, OAM(2) Fjordalleen 16 0115 Oslo Norway	8,050,600	9.3%

Earnest Partners, LLC(3) 1180 Peachtree Street NE, Suite 2300 Atlanta, Georgia 30309	6,040,399	7.0%

Heartland Advisors, Inc.(4) 789 North Water Street Milwaukee, Wisconsin 53202	5,465,250	6.3%

Dimensional Fund Advisors, LP(5) Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	5,211,013	6.0%

Goldman Sachs Asset Management, L.P.(6) 200 West Street New York, New York 10282	5,219,165	6.0%

BlackRock, Inc.(7) 40 East 52nd Street New York, New York 10022	4,943,767	5.7%

The Vanguard Group(8) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	4,797,960	5.6%

Opus Capital Group, LLC(9) 1 West Fourth Street, Suite 2500 Cincinnati, Ohio 45202	4,323,000	5.0%

(1)
Based solely on Amendment No. 10 to a Schedule 13G jointly filed by Wells Fargo & Company, Wells Capital Management Incorporated, and Wells Fargo Funds Management, LLC on March 29, 2013 with the SEC. According to the Schedule 13G/A, (i) Wells Fargo & Company has sole voting power with respect to 72,741 shares and sole dispositive power with respect to 72,741 shares and shared voting power with respect to 10,862,772 shares and shared dispositive power with respect to 10,943,624 shares; (ii) Wells Capital Management Incorporated has shared voting power with respect to 2,550,753 shares and shared dispositive power with respect to 10,387,923 shares; and (iii) Wells Fargo Funds Management, LLC has shared voting power with respect to 7,908,962 shares and shared dispositive power with respect to 7,908,962 shares. The address for each of Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC is 525 Market Street, San Francisco, California 94105.

(2)
Solely on a Schedule 13F filed with the SEC by Oslo Asset Management ASA on April 15, 2013. According to the Schedule 13F, Oslo Asset Management ASA has sole voting power and dispositive power over 8,050,000 shares

(3)
Based solely on Schedule 13G filed with the SEC on February 14, 2013 by Earnest Partners, LLC.  According to the Schedule 13G, Earnest Partners, LLC has sole voting power with respect to 2,069,648 shares and sole dispositive power with respect to 6,040,399 shares and shared voting power with respect to 839,734 shares.

(4)
Based solely on Amendment No. 1 to Schedule 13G filed jointly by Heartland Advisors, Inc. and William J. Nasgovitz with the SEC on February 7, 2013. According to the Schedule 13G/A, Heartland Advisors, Inc. is the beneficial owner of 5,465,250 shares by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time. William J. Nasgovitz is deemed to beneficially own 5,465,250 shares by virtue of his control of Heartland Advisors, Inc.  Heartland Advisors, Inc. and William J. Nasgovitz each has shared power to vote 5,360,750 shares and to dispose of 5,465,250 shares. According to the Schedule 13G/A, the clients of Heartland Advisors, Inc., a registered investment advisor, including an investment company registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of shares included on the Schedule 13G/A. The Heartland Value Fund, a series of the Heartland Group, Inc., a registered investment company, owns 4,600,000 shares disclosed in the Schedule 13G/A. Any remaining shares disclosed are owned by various other accounts managed by Heartland Advisors, Inc. on a discretionary basis. To the best of Heartland Advisors’ knowledge, none of the other accounts owns more than 5% of the outstanding stock.

(5)
Based solely on Amendment No. 4 to Schedule 13G filed with the SEC on February 11, 2013, Dimensional Fund Advisors LP has sole voting power over 5,078,620 shares and sole dispositive power over 5,211,013 shares. According to the Schedule 13G/A, Dimensional Fund Advisors LP is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-advisor and/ or manager, Dimensional Fund Advisors LP or its subsidiaries possess investment and/or voting power over the securities and may be deemed to be the beneficial owner of the shares. However, all securities reported in the Schedule are owned by the Funds, therefore, Dimensional Fund Advisors LP disclaims beneficial ownership of the securities.

(6)
Based solely on a Schedule 13G filed with the SEC on February 14, 2013 by Goldman Sachs Asset Management, L.P.  According to the Schedule 13G, Goldman Sachs Asset Management, L.P. has shared voting power with respect to 4,863,815 shares and shared dispositive power with respect to 5,219,165 shares.  In accordance with the SEC Release No. 34-39538 (January 12, 1998) (the “Release”), this filing reflects the securities beneficially owned by certain operating units (collectively, the “Goldman Sachs Reporting Units”) of The Goldman Sachs Group, Inc. and its subsidiaries and affiliates (collectively, “GSG”).  This filing does not reflect securities, if any, beneficially owned by any operating units of GSG whose ownership of securities is disaggregated from that of the Goldman Sachs Reporting Units in accordance with the Release.  The Goldman Sachs Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Goldman Sachs Reports Units or their employees have voting or investment authority or both and (ii) certain investment entities of which the Goldman Sachs Reporting Units act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Sachs Reporting Units.

(7)
Based solely on Amendment No. 3 to Schedule 13G filed with the SEC on February 11, 2013 by BlackRock, Inc. According to the Schedule 13G/A, BlackRock, Inc. has sole voting and dispositive power with respect to 4,943,767 shares.

(8)
Based solely on Schedule 13G filed with the SEC on February 12, 2013 by The Vanguard Group.  According to the Schedule 13G, The Vanguard Group has sole voting power with respect to 143,911 shares and sole dispositive power with respect to 4,657,949 shares and shared dispositive power with respect to 140,011 shares.  Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc, is the beneficial owner of 140,011 shares or .16% of the Common Stock outstanding of the Company as a result of its serving as investment manager of collective trust accounts.  Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 3,900 shares or .00% of the Common Stock outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.

(9)
Based solely on a Schedule 13G filed with the SEC on March 12, 2013 by Opus Capital Group, LLC.  According to the Schedule 13G, Opus Capital Group, LLC has sole voting power over 2,485,276 shares and sole dispositive power over 4,323,000 shares

Ownership of Directors and Executive Officers

The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of April 8, 2013, by (i) each current director and each nominee for director, (ii) each named executive officer identified in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law. None of the shares reported below are pledged as security.

	Shares Beneficially Owned
Name	Number		Percent (1)

Paul L. Howes	898,742	(2)	1.04%
Mark J. Airola	524,493	(3)	*
Bruce C. Smith	492,403	(4)	*
Jeffery L. Juergens	218,068	(5)	*
Gregg S. Piontek	205,517	(6)	*
James W. McFarland, PhD	170,072	(7)	*
Jerry W. Box	147,872	(8)	*
Gary L. Warren	135,072	(9)	*
David C. Anderson	120,785	(10)	*
G. Stephen Finley	102,572	(11)	*
All current directors and executive officers as a group (11 persons)	3,067,274	(12)	3.51%

*	Indicates ownership of less than 1%.
(1)
The percentage ownership is based on 86,148,536 shares of common stock outstanding as of April 8, 2013. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group of persons has the right to acquire within 60 days of April 8, 2013 (or June 7, 2013).

(2)	Includes (i) 506,409 shares issuable upon exercise of options and (ii) as of April 26, 2013, 179,472 shares which remain subject to restricted stock awards.
(3)	Includes (i) 250,212 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 143,577 shares which remain subject to restricted stock awards.
(4)	Includes (i) 277,879 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 170,482 shares which remain subject to restricted stock awards.
(5)	Includes (i) 10,739 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 186,773 shares which remain subject to restricted stock awards.
(6)	Includes (i) 94,559 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 87,241 shares which remain subject to restricted stock awards.
(7)	Includes (i) 20,000 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 23,423 shares which remain subject to restricted stock awards.
(8)	Includes (i) 26,700 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 23,423 shares which remain subject to restricted stock awards.
(9)	Includes (i) 20,000 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 23,423 shares which remain subject to restricted stock awards.
(10)	Includes (i) 10,000 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 23,423 shares which remain subject to restricted stock awards.
(11)	Includes 23,423 shares which, as of April 26, 2013, remain subject to restricted stock awards.
(12)	Includes (i) 1,216,498 shares issuable upon the exercise of options and (ii) as of April 26, 2013, 936,338 shares which remain subject to restricted stock awards.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis describes the compensation provided to our named executive officers and other members of senior management, including the principles and processes used in determining their compensation.

This Compensation Discussion and Analysis addresses the following topics:

First, it includes an Executive Summary of our compensation practices and factors relating to our 2012 compensation;

Second, it discusses our executive compensation philosophy and how that philosophy is reflected in the key components of our executive compensation program, including an analysis of “realized pay” compared to the compensation reflected in the Summary Compensation Table;

Third, it reviews the results of the “Say on Pay” vote from the 2012 Annual Meeting and discusses how the Compensation Committee responded to the vote of (and other feedback from) our stockholders;

Fourth, it discusses how we implement our executive compensation programs and the roles of our Compensation Committee, members of management, and the Compensation Committee’s independent consultants in establishing executive compensation;

Fifth, it discusses the key elements of our executive compensation program and how our compensation was determined for 2012 for our Chief Executive Officer and our other named executive officers; and

Finally, it discusses the employment agreements with our executive officers and other significant policies and matters related to executive compensation.

Executive Summary

Our performance for 2012.  Our financial performance in 2012 was strong and we made significant progress in implementing our strategic plan.  We believe our executive officers were instrumental in helping us achieve those results. Key highlights for 2012 include:

•
We continued to grow our company.  Revenues for 2012 were $1.038 billion, an increase of more than 8% over 2011.  This growth was achieved despite a 12% reduction in monthly average rig counts from December 2011 to December 2012 in North America, our largest market.

•
We achieved company record safety levels.  Our Total Recordable Incident Rate (TRIR) for 2012 was 0.83, representing the lowest composite rate in our history and significantly lower than the industry average.

•	We have established our Mats business as a sustainable contributor to our company. Revenues for the Mats business increased 11% and operating income improved 3%, over what were record levels in 2011.

•
We executed a timely acquisition at year end in our core drilling fluids business.  On December 31, 2012, we closed the acquisition of Alliance Drilling Fluids, increasing our presence in the important markets of West Texas and South Texas.

•
We continued to invest in the future.  In our Fluids Systems and Engineering segment, we continue to expand the use of the award winning water-based drilling fluid, EVOLUTION®, with revenues from this system increasing to $110 million in 2012 from $67 million in 2011.  We also announced that we are investing over $30 million in a new technology center, scheduled to be completed in 2013.   In our Mats business, we developed a new, integrated spill containment system, designed to provide our customers with a system that maximizes environmental protection and minimizes their costs.

Our efforts to improve governance and risk management.  In the last several years we have undertaken a number of changes in an effort to improve compensation governance, including:

•	Increased stock ownership guidelines for officers and directors.

−	For our CEO, to five times his base salary

−	For our Directors, to five times their annual cash retainers

•
Following an assessment, determined that the compensation consultant used by the Compensation Committee (Pearl Meyer & Partners) was “independent” in accordance with recently adopted SEC regulations and NYSE listing requirements.

•	Undertook an annual review and assessment of compensation-related risks. In the past year, the results from this assessment noted that we have:

−	An effective balance between cash and equity compensation

−	An appropriate balance between short-term and long-term compensation

−	Incentive structures that encourage achievement, but mitigate risk by requiring deferral of a portion of annual incentives above certain levels of performance

Compensation-related Highlights for 2012.   Following are some of the key compensation-related decisions for 2012, all of which are discussed in greater detail in the remainder of the Compensation Discussion and Analysis:

•
We held our annual advisory vote on our executive compensation program (“Say on Pay”) and received 64% support from stockholders. We discuss the responses to results from the stockholder vote in the section below entitled “Consideration of Advisory Say on Pay Voting Results.”

•
Named executive officer (“NEO”) base salaries were increased by an average of 5%, keeping their compensation at or near the market medians (i.e., within the market 50th percentile range) for their positions.

•
The Compensation Committee, for 2012 performance, approved bonuses for our NEOs under our annual incentive plan that varied from 48% to 121% of target.  These achievement levels reflect that the Fluids Systems and Engineering segment failed to meet the targeted goals for the year, while the results in the Mats business exceeded the targets.  The bonuses earned by our NEOs for 2012 are consistent with our pay for performance philosophy.

•
Our Compensation Committee approved equity awards at each NEO’s target award level, with 50% of the total value provided in the form of time-based stock options and 50% in the form of time-based restricted stock.  For 2012, the Compensation Committee concluded that this mix provides an appropriate balance of market competitiveness, long-term performance incentive, and alignment of long-term compensation for the NEOs with the interests of our stockholders.   See the “Consideration of Advisory Say on Pay Voting Results” section below for a discussion regarding the proposed changes for 2013 in equity awards for our NEOs.

•
Our NEOs achieved total direct compensation (defined as salary plus actual annual incentive earned plus grant date long-term incentive value) at 82% of target opportunity (exclusive of the supplemental equity grant to Mr. Juergens described below).

Executive Compensation Philosophy and Objectives

We design the executive compensation program to attract, motivate and retain the executive talent that we need in order to implement our business strategy and to improve our long-term profitability and stockholder value. To this end, our executive compensation program is characterized by the following principal objectives:

•	Competitiveness: providing compensation programs and pay opportunities that are competitive with market practice;

•	Pay-for-performance: tying a majority of pay opportunities to achievement of short-term and long-term performance criteria;

•	Stockholder alignment: structuring pay programs to more closely align executive rewards with stockholder interests; and

•
Compensation governance and risk assessment: consistently review (and address, as appropriate) potential areas for compensation-related risk and provide for appropriate governance mechanisms and controls.

Competitiveness.  The Compensation Committee believes that the total compensation of our NEOs should be competitive with the market in order to enhance our ability to attract and retain the right caliber of executive talent.  The Compensation Committee considers the oilfield services industry to be the market in which we compete for executive talent and we use a combination of peer group and oilfield services data in order to assess the competitiveness of our compensation programs within that market. The Compensation Committee generally targets NEO compensation at the market median in the oilfield services market, with opportunities to earn above or below the market median in return for performance. However, target levels of individual pay are not based on a strict adherence to the market median but may vary from median levels based on a variety of considerations, including internal equity, individual performance, time in position, and availability of comparable market data.

Some of the challenges that we face in recruiting and retaining talented executive and senior managers, when compared with other companies in the oilfield services industry (including our peers and competitors), include:

•
The increase in activity levels in the oil and gas industry, and particularly in the United States as the result of the development of shale areas, has significantly increased competition for talented and experienced executives in this industry.  The competition for talent is not limited to our direct peers or competitors, but spans the entire upstream and midstream oil and gas marketplace and includes companies both smaller and significantly larger than us.

•
Our success in the last three years has made our executives targets for energy-related companies (oilfield services and otherwise) looking to fill open positions.  Our executives regularly receive inquiries regarding their interest in jobs at other firms (in oilfield services and adjacent business).  These inquiries are similar to the approach that resulted in our former CFO leaving our company in 2011.  A supplemental award of 69,547 of time restricted shares was made to Mr. Juergens in December 2012, in part, to reward his outstanding performance in leading the Mats and Integrated Services business over the prior two years, but also to provide Mr. Juergens with an incentive to remain at our company.  Attracting and then retaining high performing individuals is critical to our success, and under the ongoing market conditions, we need to be creative in our approach to salaries, incentive targets and retention tools, which sometimes means compensating our executives at a level in excess of the market median.

•
We are more vulnerable to slow-downs in North American drilling activity levels than our larger competitors.  While each of our larger competitors has significant exposure to the North American market, they also have a greater percentage of their revenues originating from international markets and offer a wider scope of products and services, some of which are not as dependent on drilling rig activity as either our Fluids Systems and Engineering segment or our Mats and Integrated Services business.  While we have increased the percentage of our revenue originating outside of North America to 24%, we remain at a disadvantage when compared to our competition.  Again, this circumstance requires that we be creative in the compensation plans we adopt to recruit and retain key personnel.

The charts below provide a summary of how 2012 target and actual total direct compensation (“TDC”) for our NEOs compared to the market data presented to the Compensation Committee.

Competitiveness of 2012 NEO Total Direct Compensation
Target TDC	Actual TDC

Target total direct compensation includes		Actual total direct compensation includes
●	Annualized base salary	●	Actual salary paid (from Summary Compensation Table)
●	Target annual incentive opportunity	●	Actual annual incentive paid for 2012 performance
●	Targeted grant date value of long-term incentive compensation	●	Actual grant-date value of long-term incentive compensation granted during 2012

Pay-for-Performance.  In determining targeted compensation levels, the Compensation Committee places a significant portion of each executive officer’s compensation at risk through the use of performance-based pay. Performance-based pay generally includes non-equity (cash) incentives for achievement of specified performance objectives and equity incentive compensation whose long-term value depends upon our stock price (stock options, in particular).

The table below summarizes the principal components of our pay-for-performance approach to our executive officer compensation:

Components of NEO Total Direct Compensation
Component	Category	Pay-for-Performance Component	Reference to Additional Information
Base Salary	Fixed Pay	Annual Merit Adjustment • Adjustments consider each individual’s experience, performance and contributions over time. Provides a competitive salary relative to our peer groups.	See “Direct Compensation — Base Salary” in Elements of Executive Compensation
Annual Cash Incentive	Performance-Based (Variable)	Annual Performance • Awards are based on achieving corporate and business unit financial goals on an annual basis, and can include individual objectives.	See “Direct Compensation — Non-Equity Incentive Compensation” in Elements of Executive Compensation
Equity Incentive	Performance-Based (Variable)
Multi-Year Stock Price Performance
•      Long-term incentive awards with multi-year vesting periods
•      Realized value contingent upon long-term growth in stockholder value – particularly in the case of stock option awards
See “Direct Compensation — Equity Incentive Compensation” in Elements of Executive Compensation

The Compensation Committee typically sets 60% to 90% of the executive officer’s target compensation as contingent, performance-based pay (both short-term and long-term performance). By placing particular emphasis on performance-based variable pay, we require that outstanding individual and corporate achievements are made for an executive’s compensation to significantly exceed the median compensation levels (based on benchmarks discussed above).  During 2012, approximately 70% of actual compensation for our NEOs was delivered in the form of variable pay.

NEO Target Total Direct Compensation Opportunity – 2012

CEO
Salary 22%
Target Bonus 20%
Stock Options 29%
Restricted Stock 29%
78% Variable/at Risk
Other NEOs
Salary 31%
Target Bonus 19%
Stock Options 25%
Restricted Stock 25%
69% Variable/at Risk

NEO Actual Total Direct Compensation – 2012

CEO
Salary 31%
Actual Bonus 15%
Stock Options 28%
Restricted Stock 27%
69% Variable/at Risk
Other NEOs
Salary 30%
Actual Bonus 11%
Stock Options 23%
Restricted Stock 36%
70% Variable/at Risk

Summary of Realized Pay for 2012.  We believe it is important to keep in mind that, unlike short-term cash incentive compensation (which rewards executives for performance versus pre-determined goals in the previous year), we view equity incentive compensation as a forward-looking incentive.  We grant these awards not to recognize past performance, but to align the long-term interests of our executives with those of our stockholders and to provide an incentive which rewards executives over time for helping to drive future growth in stockholder value.  In particular, we view stock option grants as performance-based compensation because they only have value to the extent that our stock price appreciates after the date of grant.

Further to this view of equity incentive compensation, we have summarized below the realized compensation for our NEOs during 2012 in contrast to the compensation numbers presented in the Summary Compensation Table.  The following table represents supplemental information and is not intended to be a substitute for the information provided in the Summary Compensation Table on page 50, which has been prepared in accordance with the SEC’s disclosure rules.  In the table below we have included two measures of NEO total direct compensation for 2012.  Each measure includes 2012 actual cash compensation (2012 salary plus annual incentive earned for 2012 performance), but differs in how we include the equity component:

Components Included
Measure of Total Direct Compensation	Base Salary	Annual Incentive	Stock Options	Restricted Stock
Summary Compensation Table total direct compensation	Actual 2012 Salary	Actual Bonus Earned for 2012 Performance	Grant date value of awards made during 2012	Grant date value of awards made during 2012
Realized total direct compensation	Same	Same	Value realized from option exercises during 2012	Value realized from stock vesting during 2012

	Measures of 2012 Total Compensation		Realized Total
NEOs at the End of 2011	Summary Compensation Table Total Direct Compensation	Realized Total Direct Compensation	Direct as a Percent of Summary Compensation Table Total Direct
Paul L. Howes	$2,080,366	$1,246,701	60%
Gregg S. Piontek	$868,248	$535,087	62%
Jeffery L. Juergens	$1,360,373	$700,605	52%
Bruce C. Smith	$1,266,322	$614,906	49%
Mark J. Airola	$956,804	$527,856	55%
AVERAGE			55%

Realized TDC for 2012: • 53% of Target TDC • 60% of Summary Compensation Table TDC	Realized TDC for 2012: • 57% of Target TDC • 53% of Summary Compensation Table TDC

As shown in the table above, despite an additional grant of equity to Mr. Juergens in 2012 (as discussed above), the actual compensation realized by our NEOs during 2012 averaged 55% of the components of their total direct compensation identified on the prior page and as reflected in the Summary Compensation Table for 2012.

Alignment of Pay and Performance

Absolute Alignment: Net Realizable Pay by Year vs. TSR. The chart and accompanying table below demonstrate the alignment of CEO "net realizable pay" with the Company’s Total Stockholder Return (“TSR”) performance by year.  Net realizable pay is the sum of:

•	Annual Cash Compensation: salary and annual incentive earned for each fiscal year

•	Net Change in Realizable Time-based Equity: the sum of:

−	Realized equity value (Value realized upon exercise of options + Value realized upon vesting of restricted stock)

−	Change in Realizable Equity Value (Change in year-end “in the money” value of exercisable options + Change in year-end value of unvested restricted shares)

•	Long-term Performance Unit Plan Payout: for the performance period ending in the most recent fiscal year.

CEO Realizable Pay:  Well Aligned with Annual Performance

As shown, CEO realizable pay opportunities by year have been well aligned with the returns experienced by our stockholders, in large part because of the significant portion of CEO pay that is variable.  For example, from the end of fiscal year 2011 to the end of fiscal year 2012, our CEO actually saw the net realizable value of his equity fall by more than $530,000 due to the decline in total stockholder returns over the year.

Relative Alignment: Realizable Pay as a Percent of Target vs. Performance Against Peers.  In order to demonstrate the alignment of CEO pay relative to peers, we compared (i) CEO realizable pay as a percent of target total direct compensation for the three-year period from 2010 to 2012 to (ii) our performance relative to our peer group over the same period.

Components of Relative Alignment Review
	Target Total Direct Compensation (3 year cumulative)	Realizable Total Direct Compensation
Base salary	Actual salary paid in each year	Actual salary paid in each year
Annual Incentive	Target annual incentive opportunity	Actual cash bonus earned for each year
Stock Options	Grant date value of target annual award	In-the-money value of options granted during period - valued at 12/31/2012
Restricted Stock	Grant date value of target annual award	Value of all shares granted during period - at 12/31/2012
Performance Units	NA – none granted during the 2010 – 2012 period	NA

The results of this review for pay opportunities granted to our CEO for the fiscal years 2010-2012 are presented in the chart below.

CEO Realizable Pay: Well Aligned With Performance Relative to Peers

Stockholder Alignment.  We believe that the interests of our stockholders and executives should be aligned by ensuring that a portion of our executives’ compensation is directly determined by:

•	Earnings per share growth – through annual incentive opportunities; and

•	Appreciation in our stock price – through long-term (equity) incentive awards.

With realizable value tied to increased stockholder value, long-term (equity) incentives provide our executives with an opportunity to share in the value they create, which is consistent with our pay-for-performance philosophy. As noted in the table above, for 2012 (as in 2011) a very strong degree of alignment exists between realizable pay for our NEOs and the stockholder value represented by our performance versus the peer group.  During 2012, the Compensation Committee awarded equity incentives in the form of time-based restricted stock and time-based stock options.  The grant date value of equity incentive awards can vary from year to year based upon considerations such as competitive market data, prior grants made to individuals, share availability and stockholder dilution.  Time-based awards typically vest over a three-year period.  As noted below in the section “Consideration of Say on Pay Vote” for 2013, the Compensation Committee intends to allocate 25% of the long-term incentive valuation for the NEOs to performance restricted stock units, with the achievement criteria based on the Company’s total stockholder return over the next three years compared to the results of its peer group.  We believe this change will lead to an even stronger alignment between pay and stockholder returns.

In support of our goal of stockholder alignment, the Compensation Committee implemented stock ownership guidelines for directors and executives in 2007, which were increased in 2011.  The current guideline levels of ownership are shown below:

Title	Ownership Target

Chief Executive Officer	5x salary
Chief Legal Officer and Chief Financial Officer	3x salary
President of Fluids Systems and Engineering Division	3x salary
Other Division Presidents	2x salary
Other Designated Officers/Executives	1x salary
Nonemployee Directors	5x retainer

Unvested time-based restricted shares are counted toward the satisfaction of these guidelines.  However, unexercised stock options and unearned performance shares do not count toward satisfaction of these guidelines.  In the event of an increase in the annual cash retainer or an increase in the ownership requirement (such as occurred in 2011), the executives and non-employee directors have five years from the effective date of the increase to acquire any additional shares needed to meet the stock ownership guidelines.

Compensation governance and risk assessment.  A risk assessment of the executive compensation plans is undertaken as part of the annual procedures for the Compensation Committee. That process includes assessing:

•	Each aspect of the various components of direct compensation (salary, annual cash incentives, and equity plans); and

•	Metrics used for any performance-based plans.

The risks are assessed for each component and metric, along with consideration being given to alternative compensation approaches. To the extent that risks are identified, the Compensation Committee also considers whether the risks have or can be mitigated through various features of the compensation plans. Further discussion of the risk assessment is contained in the “Executive Compensation” section in this proxy under the heading “Risk Assessment of Compensation Programs”.

Consideration of Advisory Say on Pay Voting Results

The Company asks the stockholders to approve, on an advisory basis, the compensation of our NEOs as disclosed in the Company’s proxy statement (commonly known as the “Say on Pay” advisory votes). While the Say on Pay votes are advisory votes and are not binding on the Company, the Compensation Committee strongly values the opinions of the stockholders as expressed in the Say on Pay votes. On an ongoing basis, the Compensation Committee:

•	Monitors the performance of the Company and its senior executives;

•	Makes business determinations concerning what performance goals the Compensation Committee believes are appropriate;

•	Determines what financial incentives are appropriate to incentivize the achievement of these goals; and

•	Designs and modifies the Company’s executive compensation programs as it deems appropriate and consistent with these determinations.

In making its determinations, the Compensation Committee is guided by its obligations to the Company’s stockholders and its business judgment concerning what is in the best interest of the stockholders.

For 2012, the Company’s stockholders voted 64% (excluding abstentions and broker non-votes) in favor of our executive compensation practices as disclosed in the Company’s proxy statement. While a substantial majority of the stockholders approved our compensation practices, the 2012 vote represented a notable decline in support from 2011 (96%).  A factor in this decline, undoubtedly, was the negative recommendation of Institutional Stockholder Services (“ISS”) on our “Say on Pay” proposal.  ISS issued a negative recommendation based on the failure of the Compensation Committee to remove a 280G tax gross-up feature embedded in a change of control agreement for one of our NEOs.  We disagreed with ISS as it related to interpreting its own voting guidelines and as a matter of principle.  As noted below, the 280G tax gross-up benefit included a “sunset” provision that terminated this benefit on April 23, 2013, with no further action required by the Compensation Committee.  A vote of the Compensation Committee would have been required to extend the benefit beyond that date.  It was in this context that the Compensation Committee, when contemplating the promotion of one of our executives to a NEO position late in 2011, determined that seeking forfeiture of this benefit from one NEO was not appropriate or in the best interest of our stockholders.   In advance of the vote at the annual meeting, and otherwise throughout 2012, we have engaged in discussions with and received input from our stockholders regarding executive compensation.  Taking into consideration all of this input that we received, we have taken the following actions:

•
280G Tax Gross-up Benefit:  The 280G tax gross-up benefits included in the Employment Agreement of Mr. Howes and the Change of Control Agreements of Messrs. Piontek, Airola and Smith expired on April 23, 2013.  Those benefits have not been extended or renewed.  No other NEOs have this benefit.

•
Changes in Performance-based Long-Term Incentives:  While the Compensation Committee has considered options as “performance-based” long-term incentives, we have continued to look for ways to improve the alignment of our compensation with the interests of our stockholders.  As a part of its review of this issue, the Compensation Committee also noted that an increasing number of the companies in our peer group issue long-term incentives (some settled in cash, others in equity) based on achieving specific performance criteria.  For 2013, the Compensation Committee has determined that 25% of the long-term incentive valuation for the NEOs will be issued in the form of performance restricted stock units, with the achievement criteria based on the Company’s total stockholder returns over the next three years, compared to the results of its peer group.  The Compensation Committee believes this will enhance an already strong alignment between pay and performance.

The Process of Implementing and Managing our Executive Compensation Programs

Role of Compensation Committee.  The Compensation Committee of the Board of Directors currently consists of four independent non-employee directors, David C. Anderson (Chairman), G. Stephen Finley, James W. McFarland, PhD and Gary L. Warren. The non-executive Chairman of the Board, Jerry W. Box, attends the meetings of this Committee, but does not vote (except in connection with compensation decisions related to our CEO).

The Compensation Committee operates under a written charter adopted by the Board of Directors on June 11, 2003, and was last revised on December 8, 2011. The Compensation Committee charter is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary. In addition to the more specific responsibilities set forth in its charter, the Compensation Committee:

•
Discharges the Board of Directors’ responsibilities with respect to all forms of compensation of our executive officers (although decisions regarding the compensation of the Chief Executive Officer require the participation of all of the independent directors of the Board);

•	Administers our equity incentive plans; and

•	Produces an annual compensation committee report for our proxy statement.

As part of its authority and responsibilities, our Compensation Committee establishes our overall compensation philosophy and reviews and approves our compensation programs. As further explained below, our Compensation Committee approves the specific compensation of our CEO (with the participation of all independent directors of the Board of Directors) and each of our other NEOs. The Compensation Committee reviews the Compensation Committee charter annually to determine if there are any additional compensation or benefits issues it may need to address and to verify that the Compensation Committee has met all its assigned responsibilities for the year. The Compensation Committee also undertakes a “self-evaluation” of its performance on an annual basis. This self-evaluation allows the committee members to assess areas for improvement in the compensation program and processes. The Compensation Committee establishes a calendar annually for specific compensation actions to address throughout the year.

The Compensation Committee has the authority to retain special counsel and other experts, including compensation consultants.  For 2012, the Compensation Committee retained the services of Pearl Meyer and Partners (“PM&P”) to act as the consultant for the Compensation Committee. The Compensation Committee regularly reviews the services provided by its outside consultants and believes that PM&P is independent and has no conflict of interest in providing executive compensation consulting services.  In making this determination, the Compensation Committee noted that during fiscal 2012:

•
PM&P did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and it its services were limited to executive compensation consulting.  Specifically, PM&P does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

•	Fees we paid to PM&P were less than 1% of PM&P’s total revenue;

•	PM&P maintains a conflicts policy, which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

•	None of the PM&P consultants working on Company matters had any business or personal relationship with Committee members;

•	None of the PM&P consultants (or any consultants at PM&P) working on Company matters had any business or personal relationship with any executive officer of the Company; and

•	None of the PM&P consultants working on Company matters directly owned Company stock.

The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Role of executive officers and consultants in compensation decisions.  While the Compensation Committee determines our overall compensation philosophy and sets the compensation of our CEO and other executive officers, it looks to its compensation consultants, our CEO as well as our CFO, and Chief Administrative Officer to make recommendations with respect to specific compensation decisions. Beginning in 2012, our Vice President, Human Resources (a newly created position) also provided input to this process.  Our Compensation Committee, without management present, regularly meets in executive session and with its compensation consultants to review executive compensation matters, including market and survey data as well as peer group information.

The CEO’s role in establishing compensation includes making recommendations to the Compensation Committee on performance evaluation, base salary, and both equity and non-equity incentive compensation for executive officers and senior management (other than the CEO). The CEO, CFO, Chief Administrative Officer, and Vice President, Human Resources, as invited guests, also participate in Compensation Committee meetings, from time to time, to provide information regarding our strategic objectives, financial performance, and recommendations regarding compensation plans. Management or the compensation consultants may be asked to prepare information for any Compensation Committee meeting. Depending on the agenda for a particular meeting, these materials may include:

•	Reports on our strategic objectives;

•	Financial reports;

•	Reports on achievement of individual and corporate performance objectives;

•	Information regarding compensation programs and compensation levels for executive officers, directors and other employees at peer companies;

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Information on the total compensation of the executive officers, including base salary, cash incentives, equity awards, perquisites and other compensation, and any amounts payable to the executive officers upon voluntary or involuntary termination, early or normal retirement, or following a severance with or without a change in control; and

•	Information regarding all non-equity and equity incentive, health, welfare and retirement plans.

Compensation benchmarking relative to market.  The Compensation Committee believes that pay practices at other companies provide useful information in establishing compensation levels and recognizes that our compensation practices must be competitive in the marketplace in order to attract, retain and motivate key executive personnel. Benchmarking and aligning base salaries become critical to a competitive compensation scheme because other elements of compensation are affected by changes in base salary.

Accordingly, the Compensation Committee compares compensation levels for the executive officers with compensation levels at companies in an industry peer group. For 2012, the compensation consultants analyzed the executive compensation data in proxy statements of a peer group consisting of publicly traded oilfield services companies comparable in size to us in annual revenues, market capitalization, enterprise value, and corporate assets. The following companies were included in the peer group:

Basic Energy Services Inc.	Cal Dive International, Inc
Carbo Ceramics, Inc	Core Laboratories NV
Dril-Quip, Inc.	Flotek Industries, Inc.
Helix Energy Solutions Group, Inc.	Oil States International, Inc.
RPC, Inc.	Superior Energy Services, Inc.
Tesco Corporation	TETRA Technologies, Inc.

We review the peer group periodically, typically at the end of each calendar year, so that the composition of the peer group continues to include companies whose size and business models are comparable to ours and who are more likely to compete with us for executive talent.  We have also taken into account the peer groups utilized by third party proxy advisory services such as Glass-Lewis and ISS. For 2013, the Compensation Committee has determined that the peer group will be expanded to include the following companies, in addition to those listed above.

C&J Energy Services, Inc.	Dresser-Rand Group Inc
Key Energy Services, Inc.	Lufkin Industries, Inc.
Matrix Service Company	Parker Drilling Company
Pioneer Energy Services Corp.	Willbros Group, Inc.

The compensation consultant assisted the Compensation Committee in reviewing the compensation paid to executive officers of the peer group of companies. The compensation consultant also provided the Compensation Committee with information regarding compensation programs and compensation levels for companies in the 25th, 50th and 75th percentiles of the compensation reflected in recent national salary survey data from:

•	Towers Watson’s Top Management Compensation Survey; and

•	William M. Mercer’s Energy Compensation Survey.

Where possible, survey results are adjusted to reflect our size, based on annual revenue, and industry. The peer group and survey data collectively will be referred to as market data throughout this proxy statement. The compensation consultant also provides advice on compensation trends and types of awards being used for equity incentive compensation.

The Compensation Committee generally targets the market median for NEO target total direct compensation (i.e., compensation achievable upon attainment of target objectives). However, when determining individual pay levels, the Compensation Committee also considers individual factors, including historical compensation levels, results achieved, experience, potential future contribution, roles and responsibilities. In addition, the Compensation Committee reviews other factors, including competitive pay practices, the relative compensation levels among our executive officers, industry conditions, corporate performance, stockholder input, and the overall effectiveness of the compensation program in achieving desired performance levels.  Consequently, individual pay opportunities may vary from the targeted (i.e., market median) level.

Timing and process of compensation decisions.  During the first quarter of each year, many compensation decisions are made, but the process of establishing compensation continues throughout the year. After considering the recommendations of our CEO and other members of management, the market data, surveys and analysis provided by its compensation consultants and external market conditions in the first quarter of each year, the Compensation Committee generally adheres to the schedule below:

First Quarter	●	Consider changes to the executive base compensation for the current year;

	●	Review actual performance compared to goals established for cash incentive compensation in the previous year and approve any payments thereunder;

	●	Review performance relative to the targets for our equity incentive awards, if any, and approve any awards that may be issued;

	●	Set individual and company performance goals for cash incentive compensation for the current year;

	●	Consider preliminary plans for equity incentive grants for the current year; and

	●	Evaluate the performance of executive officers and begin preparation of this analysis for the stockholders (i.e., for the Compensation Discussion and Analysis).

Second Quarter	●	Consider and approve equity grants of options and restricted stock (performance-based or otherwise);

	●	Establish corporate performance objectives, if any, for executive officers under our equity incentive plans (may also be established in the first quarter); and

	●	Report its decisions and recommendations to the Board.

Third Quarter	●	No regularly scheduled tasks.

	●	Consider and address any compensation related issues that may arise.

Fourth Quarter	●	Review and approve the total compensation strategy to assure alignment with business strategy;

	●	Review the next year’s salary merit increase budget for all employees (final approval occurs as part of the Board’s budget approval process in the first quarter of the next year);

	●	Review the Compensation Committee’s performance and charter;

	●	Review “tally sheets” (summarizing the compensation for each executive) as part of the process for assessing executive compensation for compensation decisions;

	●	Review the composition of the peer group; and

	●	Engage in a risk assessment of our compensation plans, a process which is led by the compensation consultants.

On an as-needed basis, the Compensation Committee reviews and revises the compensation plans, including cash incentive, equity incentive, special benefit and incentive plans, and provisions of employment and change in control agreements for executives. The Compensation Committee proposes any revisions of the plans to the Board of Directors, which then considers the changes and approves them before the revisions take place (subject to stockholder approval, as applicable). In addition, the Compensation Committee reviews employee health, welfare and retirement plans for design, funding and fiduciary responsibilities on a periodic basis.

Elements of Executive Compensation

Direct Compensation

Base Salary.  We provide executive officers with a base salary to compensate them fairly for the services they render throughout the year. As with total compensation, base salaries of executive officers are designed to be generally competitive with executive salary levels at our peer group companies. The Compensation Committee considers comparable salary information from the market data that is provided by the compensation consultants as well as recommendations made by our CEO for our other executive officers. In addition, the Compensation Committee, in determining the base pay for our executive officers, considers each individual executive’s performance over time, experience, potential future contribution, role and responsibilities. Consequently, executive officers with higher levels of sustained performance over time and/or executive officers assuming greater responsibilities are paid correspondingly higher salaries.

We generally establish base salary compensation for our executive officers near the market median of the compensation reflected in the market data collected for executive officers having similar responsibilities. The actual percentiles of individual base salary for the NEOs for 2012 were between 78% and 104% of the market median, using a blend of the peer group data and the general market data.

Base salaries of executive officers for 2012 and 2013 were reviewed in February 2012 and 2013, respectively, by the Compensation Committee with approved increases typically effective April 1 of each year. The Compensation Committee evaluated the performance of our company, the CEO (this evaluation was performed jointly with the independent directors) and the recommendations of the CEO regarding the other executive officers in addition to considering the individual factors listed above. The Compensation Committee also considered the conditions of the general economy and the energy services markets in particular.  On the basis of its review in February 2013, the Compensation Committee (along with the independent directors in the case of the CEO) approved the following changes to the base salaries of the NEOs for 2013.  Based upon the market data supplied, the Compensation Committee approved an increase of 10% for the CEO, effective April 1, 2013.  Even with this increase, the CEO’s base salary remains below the median of the market data.  The Compensation Committee also approved increases in the base salary of the other named executives of between 2.5% and 11.7%.

Executive/Title	2012 Annualized Salary	2013 Annualized Salary	Percent Increase
Paul L. Howes President and Chief Executive Officer	$650,000	$715,000	10.0%

Gregg S. Piontek Vice President, Chief Financial Officer and Chief Accounting Officer	$300,000	$335,000	11.7%

Jeffery L. Juergens Vice President of Newpark and President, Mats and Integrated Services and Environmental Services	$295,000	$325,000	10.2%

Bruce C. Smith Executive Vice President of Newpark and President of Fluids Systems and Engineering	$390,000	$400,000	2.6%

Mark J. Airola Senior Vice President, General Counsel, Chief Administrative Officer and Secretary	$335,000	$350,000	4.5%

Non-Equity (Cash) Incentive Compensation.  Under our Annual Cash Incentive Plan, executive officers are eligible to receive annual cash bonuses based on achieving corporate and business unit financial goals and individual objectives, consistent with our pay for performance philosophy. The specific performance measures are determined annually by the Compensation Committee. We intend for the plan to:

•	Create stockholder value;

•	Provide a financial incentive to focus on specific performance targets;

•	Reward employees based on individual and company/business unit performance; and

•	Encourage employees to continually improve our performance.

Annual incentives are designed to be earned in the range of the market median when individual and corporate objectives are achieved at target and between the market median (i.e., within the market 50th percentile range) and the 75th percentiles when individual and corporate objectives are exceeded.  Similarly, the annual incentives are designed to earn below the market median (or even $0) when individual and corporate objectives are not achieved.

•	Target total cash opportunities (base salaries plus target annual incentive opportunities) for the NEOs at the beginning of 2012 were between 73% and 96% of the market median.

•
Actual total cash (salary plus actual annual incentive earned) for the NEOs was between 60% and 103% of the market median when taking into account awards earned for performance during 2012 at below target for most of our NEOs.

Note that when comparing the annual incentives for 2012, the market data available assumes performance at the target level and does not include estimates of what is actually anticipated to be paid for 2012 performance among the peer group. Annual cash incentive awards are linked to the achievement of company-wide and business unit quantitative performance goals and can include individual objectives and are designed to place a significant portion (50% - 80%) of total compensation at risk.

The annual cash incentive opportunity (expressed as a percentage of base salary) for each participant is based on his potential to affect operations and/or profitability. In 2012, the threshold, target and over-achievement cash incentive opportunities for the NEOs, expressed as a percentage of base salary are summarized in the table below (along with target award opportunities as approved by the Compensation Committee):

	Incentive Opportunity as a Percent of Salary
Name/Title	Threshold	Target	Over- Achievement

Paul L. Howes President and Chief Executive Officer	27.0%	90%	180%
Gregg S. Piontek Vice President, Chief Financial Officer and Chief Accounting Officer	16.5%	55%	110%
Jeffery L. Juergens Vice President of Newpark and President, Mats and Integrated Services and Environmental Services	16.5%	55%	110%
Bruce C. Smith Executive Vice President of Newpark and President of Fluids Systems and Engineering	19.5%	65%	130%
Mark J. Airola Senior Vice President, General Counsel, Chief Administrative Officer and Secretary	18.0%	60%	120%

Target performance for 2012 was set based on budgeted financial objectives approved by the Board of Directors for the year. The Board then established several benchmark levels of performance in the plan to help guide determination of actual awards:

	Below Threshold	Threshold	Target	Over-Achievement	Super Over-Achievement
Percent of Goal Achieved	< 60% of goal achieved	60% of goal achieved	100% of goal achieved	130% of goal achieved	>130% of goal achieved
Percent of Target Bonus Opportunity Earned	0% of target earned	30% of target earned	100% of target earned	200% of target earned	> 200% of target earned

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We included a “super over-achievement” opportunity in our cash incentive plan for 2012 in order to provide continued incentives to perform in the event that the over-achievement level was attained during the year. However, any bonus attributable to performance at the super over-achievement level is subject to deferral over the following two years.

•
Total bonuses under this plan are also capped at $3 million per participant per year. Super over-achievement awards were to be calculated by extrapolating the incentive calculation using the slope of the curve between the target level and the over-achievement level.

•
As part of the process of establishing the slope between target and over-achievement (equally applicable to the super over-achievement level), a sensitivity analyses was utilized by the Compensation Committee to confirm that an appropriate percentage of the total and incremental profits generated from performance at the super over-achievement level were allocated to the stockholders (more than 92%, when taking into account all participants in the Annual Cash Incentive Plan, which includes the NEOs and approximately 65 other executives).

The diagram below presents this concept graphically.

2012 Annual Incentive Performance Payout Range.  The Compensation Committee looks at the current and prior year’s achievements prior to setting new performance targets each year. The Compensation Committee intends to set financial performance targets at levels which will challenge the executive officers to achieve. The performance, both financial and discretionary, criteria for 2012 for corporate executive officers (Messrs. Howes, Piontek and Airola) were:

•	Earnings per share (weight 65%);

•	Return on Net Capital Employed (weight 25%); and

•	Discretionary (weight 10%):

The performance criteria for 2012 for Mr. Smith as the business unit executive for Fluids Systems and Engineering were:

•	Earnings per share (weight 20%);

•
Business unit earnings before interest and taxes, or EBIT (weight 50%), after application of a capital charge (the capital charge is calculated by multiplying the net capital employed at the business unit by the estimated cost of capital for the Company, established at 12% at the inception of 2012);

•	Revenue from the EVOLUTION high-performance water based drilling fluid system (weight 20%); and

•	Discretionary (weight 10%).

The performance measures for 2012 for Mr. Juergens as the business unit executive for both Mats and Integrated Services and Environmental Services were:

•	Earnings per share (weight 20%);

•
Business unit earnings before interest and taxes, or EBIT (weight 70%), after application of a capital charge (the capital charge is calculated by multiplying the net capital employed at the business unit by the estimated cost of capital for the Company, established at 12% at the inception of 2012); and

•	Discretionary (weight 10%).

Non-Equity Incentive Plan Weighting for 2012

	Performance Measure Weighting – Percent of Target Opportunity Contingent Upon Each Performance Measure
Metric	Paul L. Howes(1)	Gregg S. Piontek(1)	Jeffery L. Juergens(2)	Bruce C. Smith(3)	Mark J. Airola(1)
Company Financial Performance Objective — Earnings per share	65%	65%	20%	20%	65%

Division Financial Performance Objective — EBIT, Net of Capital Charge			70%	50%

EVOLUTION Financial Performance Objective — Revenue				20%

Return on Net Capital Employed	25%	25%			25%

Discretionary	10%	10%	10%	10%	10%
Total	100%	100%	100%	100%	100%
(1)	Discretionary factors for Messrs. Howes, Piontek and Airola were (i) strategic plan implementation, (ii) succession planning (iii) Oracle implementation and (iv) safety.

(2)
Discretionary factors for Mr. Juergens were (i) develop international mats business, (ii) new product development for mats, (iii) maintain market share of environmental services, (iv) seek alternatives for solids disposal and (v) safety.

(3)	Discretionary factors for Mr. Smith were (i) strategic plan implementation, (ii) construction of new lab building on time/budget, (iii) Oracle implementation, and (iv) safety.

2012 Results.  The earnings per share achieved for 2012 was $0.63 as compared to the target of $0.92.  This level of performance was between the threshold and target levels, resulting in a payout at 45% of the target amount for this element of the annual cash incentive.  No adjustments were made to earnings for 2012, although the costs associated with the acquisition of Alliance Drilling Fluids, LLC on December 31, 2012 were excluded for the purpose of calculating incentive achievement.  For purposes of calculating the achievement levels, the full cost of the 2012 cash incentives were included.  Return on net capital employed for the Company as a whole was 9.21% for 2012 as compared to a target of 13.85%.  This level of performance was between the threshold and target levels, resulting in a payout at 45% of the target amount for this element of the annual cash incentive.

Earnings before interest and taxes, net of the capital charge for the Fluids Systems and Engineering segment were ($14.275 million) versus a target of $57.065 million, representing performance below the entry level.  There was no payment made for this element of the annual cash incentive.  Revenue on the EVOLUTION high performance water-based fluid system was $110 million for 2012, compared to the target of $100 million, producing a performance level between target and over-achievement, and a payout at 133% of the target for this element of the annual cash incentive.

Earnings before interest and taxes, net of the capital charge for the combined Mats and Integrated Services and Environmental Services segments were $49.997 million versus a target of $42.461 million.  This level of performance was between the target and over-achievement levels, resulting in a payout at 142% of the target amount for this element of the annual cash incentive.

In addition for 2012, 10% of the bonus opportunity was allocated to discretionary factors, and the Compensation Committee assessed the executives’ performance, on a cumulative basis, between the target and over-achievement levels for the metrics described in the table above.

For 2013, the following incentive plan targets and metrics apply:

Non-Equity Incentive Plan Weighting for 2013

	Performance Measure Weighting – Percent of Target Opportunity Contingent Upon Each Performance Measure
Metric	Paul L. Howes	Gregg S. Piontek	Jeffery L. Juergens	Bruce C. Smith	Mark J. Airola
Company Financial Performance Objective — Earnings per share	65%	65%	20%	20%	65%

Division Financial Performance Objective — EBIT, Net of Capital Charge			70%	50%

EVOLUTION Financial Performance Objective — Revenue				20%

Return on Net Capital Employed	25%	25%			25%

Discretionary	10%	10%	10%	10%	10%
Total	100%	100%	100%	100%	100%
Target Bonus Opportunity As a percentage of base salary	100%	65%	55%	65%	60%

Equity Incentive Compensation.  We provide long-term incentive awards through regular grants of stock options and restricted stock to executive officers, senior managers and other key employees. Consistent with our compensation philosophy, stock option and restricted stock awards provide these key employees with additional incentives to maximize stockholder value and provide a link between their interests and the interests of our stockholders.

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Stock options have historically been granted each year as a component of long-term compensation with the size of the grants based on the executive officer’s responsibility level, base salary and performance. Our 2006 Equity Incentive Plan (As Amended and Restated Effective June 10, 2009) (As Amended) (the “2006 Plan”) provides for stock options to be issued with an exercise price equal to the market value of our common stock on the date of grant, so that optionees will benefit only if the price of our stock appreciates.  These awards have been structured to be earned, or vest, over a three-year period.

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Restricted shares have been granted to NEOs since 2003 to further align the interests of executive officers and stockholders.  The Compensation Committee decides each year whether to include performance objectives in the awards and, if so, the appropriate targets.  Restricted stock grants are used because the Compensation Committee believes these awards provide value to an executive officer during periods of stock market volatility (encouraging executive retention) and because they facilitate most directly long-term share ownership by our NEOs.  These awards have been structured to be earned, or vest, over a three-year period.

Our practice of regular annual grants provides for multi-year, overlapping grant periods, enhancing alignment with stockholders and encouraging stability and retention of our core executive team.

In determining appropriate awards, the Compensation Committee periodically reviews competitive market data, each executive’s past performance, ability to contribute to our future success and growth and time in the current job. The Compensation Committee also considers recommendations of the compensation consultants and CEO. The Compensation Committee also takes into account the risk of losing the executive to other employment opportunities. The Compensation Committee considers the foregoing factors together and makes a subjective determination with respect to awarding equity compensation to our executive officers. The Compensation Committee believes that market competitive grants, along with three-year vesting requirements, are the most effective method of reinforcing the long-term nature of the incentive. The Compensation Committee considers the value of previous awards and grants (whether vested or not) as well as the likelihood of achieving performance goals in previous awards and grants in determining the current year’s awards and grants.

For 2012, the Compensation Committee chose to allocate 50% of the target long-term incentive valuation for the executive officers to time-based restricted stock with the remaining 50% allocated to stock options. The Compensation Committee considered the following in reaching this conclusion:

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Developing three-year performance goals for the purposes of a performance-based equity incentive program remained difficult in 2012 given both oil and gas market uncertainty, and instability of the U.S. and world economies in general.

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The loss (negative earnings per share) suffered by us in 2009 made it virtually impossible for the attainment of even the entry level for the performance-based shares awarded in 2008 and 2009 (cumulative earnings per share for 2009, 2010 and 2011), and any incentive or retention value associated with those grants was lost.

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Stock options, by their nature, are “performance-based” and aligned with our stockholders’ interests, requiring an increase in the stock price from the date of the grant before any value is received by the executive.  Moreover, the three year vesting period (and 10 year term) more closely aligns the compensation opportunity for the executive is aligned with our stockholders’ interests on a long-term basis, and not focused on just one year of results.

Individual equity incentives (as a multiple of base salary) are generally based on a range around the median of the equity incentives reflected in the market data. The individual total direct compensation (target total cash, plus all long-term incentive awards) for the current NEOs for 2012 were between 82% and 178% of the median for the compensation reflected in the combined market data for all named executives and the peer group.

Equity Incentive Compensation Decisions.  The following grants of time-based restricted stock were made on June 6, 2012 and vest at a rate of one-third of the shares on each anniversary of the date of grant:

Executive	June 2012 Annual Restricted Stock Grant (# of shares)	June 2012 Annual Stock Option Grant (# of options)
Paul L. Howes	100,000	200,000

Gregg Piontek	43,087	83,171

Jeffery L. Juergens	30,453	58,782

Bruce C. Smith	68,267	131,774

Mark J. Airola	46,611	89,972

As noted above, a supplemental award of 69,547 of time-based restricted shares was made to Mr. Juergens in December 2012, reflecting his outstanding performance in leading the Mats and Integrated Services business, in particular, over the prior two years and the Compensation Committee’s desire to retain Mr. Juergens as an executive at our company.  These supplemental awards vest over a four year period, with one-half vesting on the second anniversary of the date of grant and the balance vesting on the fourth anniversary of the date of grant.

In administering the long-term incentive plan, the Compensation Committee is sensitive to the potential for dilution of future earnings per share.  In 2012, 1,438,158 stock options and 871,181 restricted stock awards and units were granted to 178 executive officers and employees, or about 8.3% of total employees. The awards were approximately 0.86% of our outstanding shares at the time of grant. For further information regarding the awards to the named executive officers, see the 2012 Grants of Plan-Based Awards Table.

As a general proposition, the higher-level positions have greater emphasis on longer-term incentives. The size of long-term incentive awards will vary from year to year to reflect current year performance of our company and/or the individual and current market trends. The Compensation Committee determines the award level for executive officers, if any, on an annual basis usually in the first or second quarter each year.

All equity awards to our employees, including executive officers, that have been granted, are reflected in our consolidated financial statements at fair market value on the grant date in compliance with Accounting Standards Codification (ASC) Topic 718, “Stock Compensation”, which we refer to as ASC Topic 718.

Indirect Compensation

Employee benefits are designed to be competitive and to attract and retain employees. From time to time, the Compensation Committee reviews our benefit plans and recommends that the Board implement certain changes to existing plans or adopt new benefit plans.

Health and Welfare Benefits.  We offer a standard range of health and welfare benefits to all employees, including executive officers. These benefit plans provide the same terms to all similarly situated employees. These benefits include: medical, prescription drug, vision and dental coverage, life, accidental death and dismemberment and travel accident insurance, short and long-term disability insurance, an employee assistance plan, health savings accounts, flexible spending accounts, and long-term care insurance. In addition, we pay the cost of an annual physical for each executive officer and executive officers have excess life insurance for which we pay the premiums. These costs are disclosed in the Summary Compensation Table.

Employee Stock Purchase Plan.  We offer an employee stock purchase plan allowing employees to purchase our common stock through payroll deductions under the 2008 Employee Stock Purchase Plan. Employees, including executive officers, can set aside up to 10% of their annual salary to purchase stock at 95% (or 85%, if the proposal included in this proxy statement relating to an amendment to the program is approved) of the fair market value of the stock on the first or last day of the six month offering period, whichever is lower. Executive officers may not set aside more than $25,000 of their salary to purchase shares under this plan in any year.

401(k) Plan.  We offer a defined contribution 401(k) plan to our employees, including executive officers. The plan helps employees save for retirement, reduce current income taxes and defer income taxes on savings and investment income until retirement. The participants may contribute from 1% up to 50% of their base and cash incentive compensation. Our 401(k) plan allows us to make matching contributions and we made matching contributions under this plan of 100% on the first 3% of the employee’s compensation and 50% of the next 3% of the participant’s compensation. Employees are fully vested in employer contributions immediately. During 2012, an employee could contribute up to $17,000, and employees age 50 or older were allowed to make additional catch-up contributions to the plan up to $5,500.

Other Perquisites and Personal Benefits.  We do not offer any perquisites or other personal benefits with a value over $10,000 beyond those outlined below to any NEO.  Paul L. Howes receives an annual stipend of $20,000 for car allowance and memberships. Mark J. Airola is eligible for reimbursement of 50% of the initiation fee for a personal country club membership up to a maximum of $30,000, but has not accessed that benefit to date.  Mr. Airola, Jeffery L. Juergens, and Gregg S. Piontek each receive a car allowance of $1,300.00 per month.   Mr. Smith is provided a company vehicle, the personal use portion of which is included the Summary Compensation Table.

Employment Agreements for Named Executive Officers

Each NEO’s employment agreement was amended on two occasions in 2009. The first amendment reflected the reduction of the executive’s base salary by 10% effective April 1, 2009 and the second amendment extended the effective period of the reduction to March 31, 2010.

Employment Agreement with Paul L. Howes.  On March 22, 2006, Mr. Howes entered into an employment agreement with us under which he serves as CEO. This agreement was amended on June 7, 2006 to add a definition for Change in Control. The agreement was amended again on December 31, 2008 to extend the term until March 31, 2011 and make certain changes to the Change in Control provisions to comply with Section 409A of the Internal Revenue Code. As amended, the term of the employment agreement was through March 31, 2011, with automatic renewal thereafter for successive one-year periods ending on each March 31, unless Mr. Howes’ employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Howes is entitled to receive the following compensation and benefits:

•	Annual base salary of $650,000 (as adjusted effective April 1, 2012);

•
An opportunity (as adjusted for 2012) under our executive incentive compensation plan to earn a cash bonus of between 27% and 180% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

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As an inducement to accept employment with us, he was given an award of (i) options to purchase 375,000 shares at the market price at the close of business on March 22, 2006, which vested ratably over three years (as further memorialized by a Non-Statutory Stock Option Agreement dated as of March 22, 2006) and (ii) 200,000 time-based restricted shares, which vested ratably over five years (as further memorialized by a Stock Award Agreement dated as of March 22, 2006);

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Payment of one-half the initiation fee for membership in the country club of Mr. Howes’ choice and an annual stipend of $20,000 to be used by Mr. Howes in his discretion for monthly club dues, automobile costs, and similar expenses;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Howes in the performance of his duties;

•	Four weeks of paid vacation;

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel; and

•	An annual medical examination.

Mr. Howes’ employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Howes’ election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Howes’ voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Howes in advance of the expiration of the initial or any successive employment terms under Mr. Howes’ employment agreement.

As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Howes’ performance of his duties, (ii) a detrimental change in Mr. Howes’ duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Howes, (iv) diminution of Mr. Howes’ salary or benefits, (v) our failure to obtain the assumption of Mr. Howes’ employment agreement by any successor or assignee of ours or (vi) the relocation of Mr. Howes’ principal place of employment by more than 50 miles (other than to Houston, Texas).

As used in this agreement, “Cause” means (i) conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for an act constituting a felony; (ii) dishonesty, willful misconduct or gross neglect by Mr. Howes of his obligations under his employment agreement that results in material injury to us; (iii) appropriation (or an overt act attempting appropriation) of a material business opportunity of ours; (iv) theft, embezzlement or other similar misappropriation of our funds or property; or (v) failure to follow our reasonable and lawful written instructions or policy with respect to the services to be rendered and the manner of rendering services by Mr. Howes.

In the event Mr. Howes terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Howes will be entitled to (i) an amount equal to two times the amount of his then current base salary; (ii) an amount equal to two times the target bonus under the 2010 Annual Cash Incentive Plan; (iii) full vesting of all time related restricted shares and options granted as an inducement to employment; (iv) continuation of medical and dental health benefits for him and any eligible dependents until the earlier of (A) eligibility under another group health insurance plan or (B) 18 months following the date of termination; and (v) payment of outplacement services within the two-year period after termination not to exceed $20,000.

Mr. Howes’ Employment Agreement includes a change in control provision which is discussed in the “Executive Compensation” section of this proxy under the heading “Employment Agreements and Change in Control Agreements.”

Employment Agreement with Gregg S. Piontek.  On October 18, 2011, Mr. Piontek entered into an employment agreement with us under which he serves as Vice President and Chief Financial Officer. The term of the employment agreement is from November 1, 2011 through October 31, 2014, with automatic renewal thereafter for successive one-year periods, unless Mr. Piontek’s employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Piontek is entitled to receive the following compensation and benefits:

•	Annual base salary of $300,000 (subject to annual adjustment);

•
An opportunity (as adjusted for 2012) under our executive incentive compensation plan to earn a cash bonus of between 16.5% and 110% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	As an inducement to execute the employment agreement with us, an award of 20,000 shares of time-based restricted stock, which vest ratably over a three-year period.

•	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Piontek;

•	Car allowance;

•	Four weeks of paid vacation;

•	Life insurance equal to three times the executive’s base salary; and

•	Participation in the health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Piontek’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Piontek’s election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Piontek’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Piontek in advance of the expiration of the initial or any successive employment terms under Mr. Piontek’s employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Piontek’s duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Piontek, (iii) diminution of Mr. Piontek’s salary or benefits, (iv) our failure to obtain the assumption of Mr. Piontek’s employment agreement by any successor or assignee of ours or (vii) the relocation of Mr. Piontek’s principal place of employment by more than 50 miles from The Woodlands, Texas.  As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Piontek terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Piontek will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Piontek would receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Mark J. Airola.  On September 18, 2006, Mr. Airola entered into an employment agreement with us under which he serves as Senior Vice President, General Counsel and Chief Administrative Officer. The original term of the employment agreement was from October 2, 2006 through October 2, 2009, with automatic renewal thereafter for successive one-year periods, unless Mr. Airola’s employment is terminated by either party giving 60 days written notice. This agreement was amended on December 31, 2012 to address compliance with IRC Section 409A.  Under this employment agreement, Mr. Airola is entitled to receive the following compensation and benefits:

•	Annual base salary of $335,000 (as adjusted effective April 1, 2012);

•
An opportunity (as adjusted for 2012) under our executive incentive compensation plan to earn a cash bonus of between 18.5% and 120% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	As an inducement to accept employment with us, an award of (i) 100,000 time-based restricted shares, which vested ratably over three years and (ii) a $100,000 signing bonus;

•	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Airola in the performance of his duties;

•	Eligibility for reimbursement of country club membership initiation fee of 50% up to $30,000;

•	Relocation expenses up to $50,000;

•	Car allowance;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Airola’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Airola’s election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Airola’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Airola in advance of the expiration of the initial or any successive employment terms under Mr. Airola’s employment agreement. As used in this agreement, “Good Reason” means (i) our unreasonable interference with Mr. Airola’s performance of his duties, (ii) a detrimental change in Mr. Airola’s duties, responsibilities or status, (iii) our failure to comply with our obligations under our agreements with Mr. Airola, (iv) diminution of Mr. Airola’s salary or benefits, (v) our failure to obtain the assumption of Mr. Airola’s employment agreement by any successor or assignee of ours or (vi) the relocation of Mr. Airola’s principal place of employment by more than 50 miles (other than to Houston, Texas). As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Airola terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Airola will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Airola will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Bruce C. Smith.  On April 20, 2007, Mr. Smith entered into an employment agreement with us under which he serves as our Executive Vice President and President of Fluids Systems and Engineering. The original term of the employment agreement was from April 20, 2007 through April 20, 2010, with automatic renewal thereafter for successive one-year periods, unless Mr. Smith’s employment is terminated by either party giving 60 days written notice. This agreement was amended on December 31, 2012 to address compliance with IRC Section 409A.  Under this employment agreement, Mr. Smith is entitled to receive the following compensation and benefits:

•	Annual base salary of $390,000 (as adjusted effective April 1, 2012);

•
An opportunity (as adjusted for 2012) under our executive incentive compensation plan to earn a cash bonus of between 19.5% and 130% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

•
As an inducement to execute the employment agreement and the non-compete agreements, 100,000 phantom shares, 50,000 of which were performance restricted and 50,000 of which were time-based restricted and vested over a three year period;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Smith in the performance of his duties;

•	Car allowance;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Smith’s employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Smith’s election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Smith’s voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Smith in advance of the expiration of the initial or any successive employment terms under Mr. Smith’s employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Smith’s duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Smith, (iii) diminution of Mr. Smith’s salary or benefits, or (iv) requiring Mr. Smith to relocate more than 50 miles from Houston, Texas. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Smith terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Smith will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Smith will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Employment Agreement with Jeffery L. Juergens.  On October 15, 2010, Mr. Juergens entered into an employment agreement with us under which he serves as Vice President and President of Mats & Integrated Services and Environmental Services.  The initial term of the employment agreement is from October 18, 2010 through October 17, 2013, with automatic renewal thereafter for successive one-year periods, unless Mr. Juergens’ employment is terminated by either party giving 60 days written notice. Under this employment agreement, Mr. Juergens is entitled to receive the following compensation and benefits:

•	Annual base salary of $295,000 (as adjusted effective April 1, 2012);

•
An opportunity (as adjusted for 2012) under our executive incentive compensation plan to earn a cash bonus of between 16.5% and 110% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee;

•
As an inducement to accept employment with us, an award of 50,000 shares of time-based restricted stock, which vest over a four year period, 50% on the second anniversary of the Employment Agreement and the remaining 50% on the fourth anniversary of the Employment Agreement;

•	Eligibility to receive annual stock options and performance-based awards under our long-term incentive plans as determined in the discretion of the Compensation Committee;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Juergens;

•	Car allowance;

•	Four weeks of paid vacation;

•	Life insurance equal to three times the executive’s base salary; and

•	Participation in the health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.

Mr. Juergens’ employment with us will terminate (a) automatically upon his death or disability, (b) at Mr. Juergens’ election upon 30 days notice to us for “Good Reason” (as defined below) or Mr. Juergens’ voluntary resignation at his election and without Good Reason, (c) by us for “Cause” (as defined below), (d) by us without Cause or (e) with 60 days notice given by us or Mr. Juergens in advance of the expiration of the initial or any successive employment terms under Mr. Juergens’ employment agreement. As used in this agreement, “Good Reason” means (i) a detrimental change in Mr. Juergens’ duties, responsibilities or status, (ii) our failure to comply with our obligations under our agreements with Mr. Juergens, (iii) diminution of Mr. Juergens’ salary or benefits, (iv) our failure to obtain the assumption of Mr. Juergens’ employment agreement by any successor or assignee of us or (v) requiring Mr. Juergens to relocate more than 50 miles from Lafayette, Louisiana. As used in this agreement, “Cause” has the same meaning as in Mr. Howes’ agreement.

In the event Mr. Juergens terminates his employment with us for Good Reason or is terminated by us without Cause, Mr. Juergens will be entitled to a lump sum payment equal to his then current base salary plus target level annual bonus for the greater of the remaining initial term of the agreement or one year. In addition, Mr. Juergens will receive (i) full vesting of all options and restricted stock granted as an inducement to employment, (ii) continuation of medical and dental health benefits, and disability benefits for the greater of the initial term of the employment agreement or 12 months (with a maximum benefit of 18 months) and (iii) payment of outplacement fees, within one year after termination, of up to $20,000.

Tax and Accounting Implications

Accounting.  We account for equity compensation expenses for our employees under the rules of ASC Topic 718 which requires us to estimate and record an expense for each award of long-term incentive compensation over the life of its vesting period.

Tax Deductibility of Pay.  In conducting the compensation programs applicable to our executive officers, the Compensation Committee considers the effects of Section 162(m) of the Internal Revenue Code, which denies publicly held companies a tax deduction for annual compensation in excess of $1 million paid to their chief executive officer or generally their three other most highly compensated corporate officers who are employed on the last day of a given year, unless that compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by that company’s stockholders.

Based on current interpretive authority, our ability to deduct compensation expense generated in connection with the exercise of options granted under our stock incentive plan should qualify as performance-based compensation and should not be limited by Section 162(m). Our time-based restricted stock awards would not qualify as performance-based compensation under Section 162(m) and, therefore, will be subject to the deduction limit. To the extent the total of salary and other compensation for any of our applicable executive officers exceeds one million dollars in any year and does not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, we have in the past and may from time to time in the future, pay compensation amounts to our executive officers that are not deductible.

Other Tax Implications

Section 409A of the Internal Revenue Code governs the taxation of certain types of “nonqualified deferred compensation.” Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to our executives, including the accelerated income taxation of noncompliant compensation, the imposition of an additional 20% tax on such noncompliant compensation, and the imposition of interest on those taxes. We have taken precautions in the design of our employment agreements (including the severance and change in control provisions), as well as our 2006 Plan and 2010 Annual Cash Incentive Plan and all equity and incentive award agreements, to help ensure compliance with Section 409A and the regulations thereunder.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee in 2012 were Mr. Anderson (Chairman), Mr. Finley, Dr. McFarland and Mr. Warren. No member of the Compensation Committee is a current or former officer or employee of ours or any of our subsidiaries or had any relationship requiring disclosure under applicable SEC rules. Additionally, none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2012.

Compensation Committee of the Board of Directors
David C. Anderson (Chairman)
G. Stephen Finley
James W. McFarland, Ph.D.
Gary L. Warren

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation for our Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers for the fiscal years ended December 31, 2010, 2011 and 2012.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation (2)		All Other Compensation (3)	Total
Paul L. Howes	2012	$638,750	—	$557,000	$577,100	$307,516		$33,572	$2,113,938
President and Chief	2011	$591,250	—	$696,783	$696,710	$1,224,454	(5)	$33,347	$3,242,544
Executive Officer	2010	$521,850	—	$481,248	—	$1,401,606	(6)	$31,592	$2,436,296

Gregg S. Piontek(4)	2012	$300,000	—	$239,995	$239,990	$88,263		$30,000	$898,248
Vice President,	2011	$237,569	—	$430,522	$96,311	$255,127	(7)	$24,924	$1,044,453
Chief Financial Officer and Chief
Accounting Officer

Jeffery L. Juergens	2012	$291,250	—	$705,135	$169,615	$194,373		$33,268	$1,393,641
Vice President and President of Mats	2011	$280,000	—	$610,236	$161,220	$340,376	(8)	$29,627	$1,421,459
and Integrated Services and
Environmental Services

Bruce C. Smith	2012	$386,250	—	$380,247	$380,234	$119,591		$32,883	$1,299,205
Executive Vice	2011	$365,513	—	$900,092	$235,553	$381,476	(9)	$32,658	$1,915,292
President and President of Fluids	2010	$328,623	—	$185,377	—	$380,870	(10)	$29,312	$924,182
Systems and Engineering

Mark J. Airola	2012	$331,250	—	$259,623	$259,614	$106,317		$28,842	$985,646
Senior Vice	2011	$312,760	—	$848,791	$184,255	$395,825	(11)	$28,617	$1,770,248
President, General Counsel, Chief	2010	$283,764	—	$160,070	—	$476,341	(12)	$27,192	$947,367
Administrative Officer and Secretary

(1)
Dollar amount reported reflects the aggregate fair value determined as of the date of award or grant, in each case calculated in accordance with ASC Topic 718. See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended 2012, for the relevant assumptions used in the calculation of these amounts.

(2)	Reflects amounts earned under our 2010 Annual Cash Incentive Plan which were awarded (subject to deferral as noted in footnotes 5 through 12 below) in 2011 and 2012.
(3)	The amount for “All Other Compensation” includes the following for 2012:

	Paul L. Howes		Gregg S. Piontek	Jeffery L. Juergens	Bruce C. Smith	Mark J. Airola
Physical	$	―	$1,300	$1,300	—	—
Life Insurance		$2,322	$1,100	$4,368	$3,564	$1,242
Car Allowance/Personal Use of Company Car		—	$15,600	$15,600	$17,569	$15,600
Annual Stipend in accordance with Employment Agreement		$20,000	—	—	—	—
Matching Contributions under 401(k)*		$11,250	$11,250	$11,250	$11,250	$11,250
Matching Contribution for Health Savings Account		—	$750	$750	$500	$750

*
Includes true-up adjustments made in 2013 to the accounts of Mr. Piontek and Mr. Airola, in accordance with the terms of the 401(k) as a result of inadvertent administrative errors made in withholding employee contributions and related employer contributions.

(4)	Mr. Piontek was named Chief Financial Officer effective as of November 1, 2011.
(5)
Includes $209,904 in incentive attributable to performance in 2011 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2013 and the remainder is to be paid in March 2014.

(6)
Includes $566,646 in incentive attributable to performance in 2010 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2012 and the remainder was paid in March 2013.

(7)
Includes $43,736 in incentive attributable to performance in 2011 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2013 and the remainder is to be paid in March 2014.

(8)
Includes $71,576 in incentive attributable to performance in 2011 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2013 and the remainder is to be paid in March 2014.

(9)
Includes $21,931 in incentive attributable to performance in 2011 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2013 and the remainder is to be paid in March 2014.

(10)
Includes $69,264 in incentive attributable to performance in 2010 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2012 and the remainder was paid in March 2013.

(11)
Includes $67,855 in incentive attributable to performance in 2011 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2013 and the remainder is to be paid in March 2014.

(12)
Includes $192,577 in incentive attributable to performance in 2010 at the super over-achievement level under the Annual Cash Incentive Plan, which is deferred for two years, half of which was paid in March 2012 and the remainder was paid in March 2013.

GRANTS OF PLAN-BASED AWARDS IN 2012

The following table sets forth certain information with respect to plan-based awards granted to the named executive officers identified in the Summary Compensation Table during 2012.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of		All Other Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold	Target	Maximum	Stock or Units		Underlying Options	Option Awards	Option Awards(2)
Paul L. Howes	2/22/2012	$175,500	$585,000	$1,170,000	—		—	—	—
	6/6/2012				100,000	(3)	—	—	$557,000
	6/6/2012				—		200,000	$5.57	$577,100
Gregg S. Piontek	2/22/2012	$49,500	$165,000	$330,000	—		—	—	—
	6/6/2012				43,087	(3)	—	—	$239,995
	6/6/2012				—		83,171	$5.57	$239,990
Jeffery L. Juergens	2/22/2012	$48,675	$162,250	$324,500	—		—	—	—
	6/6/2012				30,453	(3)	—	—	$169,623
	6/6/2012				—		58,782	$5.57	$169,615
	12/5/2012				69,547	(4)	—	—	$535,512
Bruce C. Smith	2/22/2012	$76,050	$253,500	$507,000	—		—	—	—
	6/6/2012				68,267	(3)	—	—	$380,247
	6/6/2012				—		131,774	$5.57	$380,234
Mark J. Airola	2/22/2012	$60,300	$201,000	$402,000	—		—	—	—
	6/6/2012				46,611	(3)	—	—	$259,623
	6/6/2012				—		89,972	$5.57	$259,614

(1)
Represents threshold, target and over-achievement payout levels under our 2010 Annual Cash Incentive Plan for 2012 performance-based on annualized salary as of April 1, 2012. Bonuses may be earned beyond the “Maximum” pursuant to the terms of the 2010 Plan referenced above; however any awards in excess of the “Maximum” are deferred and paid over the following two years. See “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for the amount actually earned by each named executive officer for 2012 performance.

(2)
Dollar amount reported reflects the fair value as of the date of award or grant, in each case calculated in accordance with FASB ASC Topic 718. See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended 2012 for the relevant assumptions used to determine the valuation of our stock awards.

(3)	Represents shares of time-based restricted stock granted under the 2006 Plan. These awards vest one-third annually over three years.
(4)
Represents shares of time-based restricted stock granted under the 2006 Plan. These awards vest at the rate of 50% on the second anniversary of the grants, with the balance vesting on the fourth anniversary of the grants.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($) (1)
Paul L. Howes	375,000	—		$8.08	3/22/2013	―		―
	80,000	—		$7.17	12/28/2013	―		―
	80,000	—		$7.82	6/11/2017	―		―
	150,000	—		$7.89	6/9/2018	―		―
	150,000	50,000	(2)	$3.31	6/10/2019	―		―
	46,409	92,816	(3)	$9.13	6/8/2021	―		―
	―	200,000	(4)	$5.57	6/5/2022	―		―
	―	―		―	―	28,594	(5)	$224,463
	―	―		―	―	50,878	(6)	$399,392
	―	―		―	―	100,000	(7)	$785,000
Gregg S. Piontek	20,000	―		$7.82	6/11/2017	―		―
	28,100	―		$7.89	6/9/2018	―		―
	40,043	13,347	(8)	$3.31	6/10/2019	―		―
	6,416	12,830	(9)	$9.13	6/8/2021	―		―
	―	83,171	(10)	$5.57	6/5/2022	―		―
	―	―		―	―	3,788	(11)	$29,736
	―	―		―	―	7,033	(12)	$55,209
	―	―		―	―	13,333	(13)	$104,664
	―	―		―	―	20,000	(14)	$157,000
	―	―		―	―	43,087	(15)	$338,233
Jeffery L. Juergens	10,739	21,478	(16)	$9.13	6/8/2021	―		―
	―	58,782	(17)	$5.57	6/5/2022	―		―
	―	―		―	―	25,000	(18)	$196,250
	―	―		―	―	11,773	(19)	$92,418
	―	―		―	―	50,000	(20)	$392,500
	―	―		―	―	30,453	(21)	$239,056
	―	―		―	―	69,547	(22)	$545,944
Bruce C. Smith	50,000	―		$7.82	6/11/2017	―		―
	87,500	―		$7.89	6/9/2018	―		―
	124,688	41,562	(23)	$3.31	6/10/2019	―		―
	15,691	31,380	(24)	$9.13	6/8/2021	―		―
	―	131,774	(25)	$5.57	6/5/2022	―		―
	―	―		―	―	11,014	(26)	$86,460
	―	―		―	―	17,201	(27)	$135,028
	―	―		―	―	74,000	(28)	$580,900
	―	―		―	―	68,267	(29)	$535,896
Mark J. Airola	50,000	―		$7.82	6/11/2017	―		―
	77,500	―		$7.89	6/9/2018	―		―
	110,438	36,812	(30)	$3.31	6/10/2019	―		―
	12,274	24,546	(31)	$9.13	6/8/2021	―		―
	―	89,972	(32)	$5.57	6/5/2022	―		―
	―	―		―	―	9,511	(33)	$74,661
	―	―		―	―	13,455	(34)	$105,622
	―	―		―	―	74,000	(35)	$580,900
	―	―		―	―	46,611	(36)	$365,896

(1)	The market value is based upon the closing stock price of $7.85 as reported on December 31, 2012.
(2)	The 50,000 options vest on June 10, 2013.
(3)	The 92,816 options vest as follows: 46,408 on June 9, 2013 and 46,408 on June 9, 2014.
(4)	The 200,000 options vest as follows: 66,667 on June 9, 2013, 66,667 on June 9, 2014 and 66,666 on June 9, 2015.
(5)	The 28,594 shares of restricted stock will vest on June 9, 2013.
(6)	The 50,878 shares of restricted stock will vest as follows: 25,439 on June 9, 2013 and 25,439 on June 9, 2014.
(7)	The 100,000 shares of restricted stock will vest as follows: 33,334 on June 9, 2013, 33,333 on June 9, 2014 and 33,333 on June 9, 2015.
(8)	The 13,347 options vest on June 10, 2013.
(9)	The 12,830 options vest as follows: 6,415 on June 9, 2013 and 6,415 on June 9, 2014.
(10)	The 83,171 options vest as follows: 27,724 on June 9, 2013, 27,724 on June 9, 2014 and 27,723 on June 9, 2015.
(11)	The 3,788 shares of restricted stock will vest on June 9, 2013.
(12)	The 7,033 shares of restricted stock will vest as follows: 3,517 on June 9, 2013 and 3,516 on June 9, 2014.
(13)	The 13,333 shares of restricted stock will vest as follows: 6,667 on October 17, 2013 and 6,666 on October 17, 2014.
(14)	The 20,000 shares of restricted stock will vest as follows: 10,000 on December 21, 2013 and 10,000 on December 21, 2015.
(15)	The 43,087 shares of restricted stock will vest as follows: 14,363 on June 9, 2013, 14,362 on June 9, 2014 and 14,362 on June 9, 2015.
(16)	The 21,478 options will vest as follows: 10,739 on June 9, 2013 and 10,739 on June 9, 2014.
(17)	The 58,782 options will vest as follows: 19,594 on June 9, 2013, 19,594 on June 9, 2014 and 19,594 on June 9, 2015.
(18)	The 25,000 shares of restricted stock will vest on October 18, 2014.
(19)	The 11,773 shares of restricted stock will vest as follows: 5,887 on June 9, 2013 and 5,886 on June 9, 2014.
(20)	The 50,000 shares of restricted stock will vest as follows: 25,000 on December 21, 2013 and 25,000 on December 21, 2015.
(21)	The 30,453 shares of restricted stock will vest as follows: 10,151 on June 9, 2013, 10,151 on June 9, 2014 and 10,151 on June 9, 2015.
(22)	The 69,547 shares of restricted stock will vest as follows: 34,774 on December 5, 2014 and 34,773 on December 5, 2016.
(23)	The 41,562 options vest on June 10, 2013.
(24)	The 31,380 options vest as follows: 15,690 on June 9, 2013 and 15,690 on June 9, 2014.
(25)	The 131,774 options vest as follows: 43,925 on June 9, 2013, 43,925 on June 9, 2014 and 43,924 on June 9, 2015.
(26)	The 11,014 shares of restricted stock will vest on June 9, 2013.
(27)	The 17,201 shares of restricted stock will vest as follows: 8,601 on June 9, 2013 and 8,600 on June 9, 2014.
(28)	The 74,000 shares of restricted stock will vest as follows: 37,000 on December 21, 2013 and 37,000 on December 21, 2015.
(29)	The 68,267 shares of restricted stock will vest as follows: 22,756 on June 9, 2013, 22,756 on June 9, 2014 and 22,755 on June 9, 2015.
(30)	The 36,812 options vest on June 10, 2013.
(31)	The 24,546 options vest as follows: 12,273 on June 9, 2013 and 12,273 on June 9, 2014.
(32)	The 89,972 options vest as follows: 29,991 on June 9, 2013, 29,991 on June 9, 2014 and 29,990 on June 9, 2015.
(33)	The 9,511 shares of restricted stock will vest on June 9, 2013.
(34)	The 13,455 shares of restricted stock will vest as follows: 6,728 on June 9, 2013 and 6,727 on June 9, 2014.
(35)	The 74,000 shares of restricted stock will vest as follows: 37,000 on December 21, 2013 and 37,000 on December 21, 2015.
(36)	The 46,611 shares of restricted stock will vest as follows: 15,537 on June 9, 2013, 15,537 on June 9, 2014 and 15,537 on June 9, 2015.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information for the NEOs identified in the Summary Compensation Table with respect to stock options exercised and vesting on time-based restricted shares for the fiscal year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized upon Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Paul L. Howes	—	—	54,035	$300,435
Gregg S. Piontek	—	—	21,473	$146,824
Jeffery L. Juergens	—	—	30,887	$214,982
Bruce C. Smith	—	—	19,616	$109,065
Mark J. Airola	—	—	16,239	$90,289

(1)
Dollar values are calculated by multiplying the market price of our common stock on the vesting date by the number of shares vested and does not necessarily reflect the proceeds actually received by the named executive officer.

Risk Assessment of Compensation Programs

The Compensation Committee considers, in establishing and reviewing the employee compensation programs, whether the programs encourage unnecessary or excessive risk taking. As discussed in the Compensation Discussion and Analysis of this proxy statement, the Compensation Committee, with the assistance of management and its consultant, undertook a risk assessment of our compensation programs in 2012. After reviewing and discussing the compensation programs with the Compensation Committee and reviewing the results of those discussions with the Audit Committee of the Board, we believe that the programs are balanced and do not motivate or encourage unnecessary or excessive risk taking. While some performance-based awards focus on achievement of short-term or annual goals, and short-term goals may encourage the taking of short-term risks at the expense of long-term results, these award programs represent a modest percentage of the executive employees’ total compensation opportunities and are balanced by other long-term incentives. We believe that these programs appropriately balance risk and the desire to focus employees on specific short-term goals important to our success, and that it does not encourage unnecessary or excessive risk taking.

A significant part of the compensation provided to employees is in the form of long-term equity awards that are important to help further align employees’ interests with those of our stockholders. We do not believe that these awards encourage unnecessary or excessive risk taking since the ultimate value of the awards is tied to our stock price, and since awards are staggered and subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

Employment Agreements and Change in Control Agreements

We have entered into employment agreements with each of our NEOs. See “Employment Agreements for Named Executive Officers” within the Compensation Discussion and Analysis for a summary of these employment agreements and descriptions of compensation elements pursuant to which the amounts listed under the Summary Compensation Table and Grants of Plan-Based Awards in 2012 Table were paid or awarded and the criteria for such payment, including targets for payments of annual incentives, as well as performance criteria on which such payments were based. We have also adopted a change in control benefits policy applicable to our NEOs and have entered into change in control agreements with our NEOs other than Mr. Howes, who receives his benefits under his employment agreement. See “Potential Payments upon Change in Control” below for a summary of these benefits and agreements.

Potential Payments upon Change in Control

On March 7, 2007, the Board, upon recommendation of the Compensation Committee, approved a change in control benefits policy applicable to all of our NEOs and other key executives and employees not to exceed a total of 30. The NEOs entitled to receive change in control benefits are as: Paul L. Howes, Gregg S. Piontek, Mark J. Airola, Bruce C. Smith, and Jeffery L. Juergens. Receipt of the benefits by the executives and employees is conditioned on a change in control of our company and the termination of employment under certain circumstances described below (often referred to as a “double-trigger”). Benefits to the executives and other employees under the policy are described below:

•	Payment of accrued but unpaid salary and a prorated annual bonus (at the target level) through the date of termination.

•
A lump sum payment in an amount equal to a multiple of that executive’s (i) base salary, plus (ii) a target bonus which will equal the higher of the bonus to which the executive would be entitled under the 2010 Annual Cash Incentive Plan for the fiscal year preceding the termination or the highest bonus received by the executive under the incentive plan in the two years immediately preceding the change of control event. The multiples established under the policy are: three times for the CEO (which has subsequently been modified to 2.99 times in the Amended and Restated Employment Agreement of Mr. Howes), two times for the other executive officers and divisional presidents (a total of six individuals), and one time for the remaining designated key executives and employees.

•	Full vesting of all options, restricted stock (whether time or performance-based), and deferred compensation.

•	Payment of outplacement fees up to $20,000 for the CEO; $10,000 for the other executive officers and divisional presidents; and $5,000 for the remaining employees.

•	Continuation of life insurance, medical and dental health benefits, and disability benefits for a period ranging from one year to three years.

A change in control will be deemed to occur if:

•
there is a merger or consolidation of our company with, or an acquisition of our company or all or substantially all of our assets by, any other entity other than any transaction in which members of our Board immediately prior to the transaction constitute a majority of the board of the resulting entity for a period of twelve months following the transaction;

•	any person or group becomes the direct or indirect beneficial owner of 30% or more of our outstanding voting securities;

•
any election of directors occurs and a majority of the directors elected are individuals who were not nominated by a vote of two-thirds of the members of the Board or the Nominating and Corporate Governance Committee; or

•	we effect a complete liquidation of our company.

Under the policy, an executive or employee shall not be entitled to those benefits unless his employment is terminated, during the period commencing upon the date when we first have knowledge that any person or group has become a beneficial owner of 30% or more of our voting securities or the date we execute an agreement contemplating a change in control and ending two years after the change in control, for any reason other than:

•	death;

•	disability;

•	cause; or

•	resignation without good reason.

We have entered into change in control agreements with the designated executive officers and employees other than Paul L. Howes (his change in control benefits are included in his employment agreement). The tables below also reflect potential payments to the NEOs upon the termination of their employment under their respective employment agreements. Effective April 23, 2008, the Compensation Committee approved an amendment to the change in control agreements previously issued to the NEOs to provide that we are required to pay the executive the excise tax and a “gross-up payment” for excise taxes imposed under Section 4999 of the IRC. This amendment was approved to provide the executive with the total benefit intended by the change in control agreement, but included a sunset provision, such that the “gross-up payment” provision would terminate in five years. This “amendment” was incorporated into the change in control provision of Mr. Howes’ Amended and Restated Employment Agreement, inclusive of the sunset provision. Mr. Juergens’ change in control agreement does not include a “gross-up” for excise taxes under Section 4999.  The “gross-up” benefit described above for Mr. Howes and other NEOs (other than Mr. Juergens) expired on April 23, 2013, and has not been renewed or replaced.

The tables below reflect the amount of compensation to each of the NEOs as a result of a change in control and termination of that executive’s employment under the terms of the above-described policy or, with respect to Mr. Howes, under his employment agreement.  The amount of compensation payable to each NEO upon voluntary termination, voluntary termination for good reason or involuntary not-for-cause termination, termination following a change in control, for cause termination, and termination in the event of death or disability of the executive is shown below. The amounts shown assume that the termination was effective on December 31, 2012 and thus includes amounts earned through that time and are estimates of the amounts which would have been paid to the executives upon their termination on such date. The amounts do not include compensation to which the NEO was otherwise entitled such as previously vested equity awards.  The value of the equity compensation awards was based on the closing price of our common stock of $7.85 on December 31, 2012. The actual amounts to be paid out can only be determined at the time of the executive’s separation from us. In the event of death or disability before the annual cash (short-term incentive) is paid, the Compensation Committee has the authority to pay (in full or on a prorated basis) the amount the employee would have received. We have assumed that the Compensation Committee would have authorized the payment of the full award for purposes of the tables below. As of December 31, 2012, none of the executives were eligible for retirement.

Paul L. Howes

Executive Compensation and Benefits	Voluntary Termination on 12/31/12	Voluntary Termination for Good Reason or Termination without Cause on 12/31/12	Termination due to Change in Control on 12/31/12		Termination for Cause on 12/31/12	Termination due to Disability on 12/31/12	Termination due to Death on 12/31/12

Compensation:
Base Salary	-	$1,300,000	$1,943,500		-	$325,000	-
Short-term Incentive (90% of Base Salary)	-	$1,170,000	$4,190,802		-	$585,000	$585,000
Completion Bonus	-	-	-		-	-	-

Long-term Incentives:
Employment Stock Options	-	-	-		-	-	-
Annual Stock Options	-	-	$683,000		-	-	-
Performance-based Restricted Shares	-	-	-		-	-	-
Time Based Restricted Shares	-	-	$1,268,317		-	-	-

Benefits and Perquisites:		1.5	1				3
Outplacement	-	$20,000	$20,000		-	-	-
Health & Welfare Benefits	-	$20,124	$40,247		-	-	-
Life Insurance	-	-	$6,711		-	-	-
Life Insurance Proceeds	-	-	-		-	-	$500,000
Disability Benefits per year (1)	-	-	-		-	$120,000	-
401(k) Employer Contribution	-	-	$33,638		-	-	-
280G Excise Tax and Reimbursement	-	-	$2,438,931	(2)	-	-	-

Total	$-	$2,510,124	$10,625,146		$-	$1,030,000	$1,085,000
(1)	Until no longer disabled or Social Security Retirement age.
(2)	The 280G excise benefit expired effective April 23, 2013.

Gregg S. Piontek

Executive Compensation and Benefits	Voluntary Termination on 12/31/12	Voluntary Termination for Good Reason or Termination without Cause on 12/31/12	Termination due to Change in Control on 12/31/12		Termination for Cause on 12/31/12	Termination due to Disability on 12/31/12	Termination due to Death on 12/31/12

Compensation:
Base Salary	-	$300,000	$600,000		-	$150,000	-
Short-term Incentive (55% of Base Salary)	-	$165,000	$570,876		-	$165,000	$165,000
Completion Bonus	-	-	-		-	-	-

Long-term Incentives:
Employment Stock Options	-	-	-		-	-	-
Annual Stock Options	-	-	$250,255		-	-	-
Performance-based Restricted Shares	-	-	-		-	-	-
Time Based Restricted Shares	-	-	$684,842		-	-	-

Benefits and Perquisites:			1				3
Outplacement	-	$20,000	$10,000		-	-	-
Health & Welfare Benefits	-	$11,957	$7,971		-	-	-
Life Insurance	-	-	$3,428		-	-	-
Life Insurance Proceeds	-	-	-		-	-	$900,000
Disability Benefits per year(1)	-	-	-		-	$120,000	-
401(k) Employer Contribution	-	-	-		-	-	-
280G Excise Tax and Reimbursement	-	-	$473,521	(2)	-	-	-

Total	$-	$496,957	$2,600,893		$-	$435,000	$1,065,000
(1)	Until no longer disabled or Social Security Retirement age.
(2)	The 280G excise benefit expired effective April 23, 2013.

Jeffery L. Juergens

Executive Compensation and Benefits	Voluntary Termination on 12/31/12	Voluntary Termination for Good Reason or Termination without Cause on 12/31/12	Termination due to Change in Control on 12/31/12	Termination for Cause on 12/31/12	Termination due to Disability on 12/31/12	Termination due to Death on 12/31/12

Compensation:
Base Salary	-	$295,000	$590,000	-	$147,500	-
Short-term Incentive (55% of Base Salary)	-	$162,250	$680,752	-	$162,250	$162,250
Completion Bonus	-	-	-	-	-	-

Long-term Incentives:
Employment Stock Options	-	-	-	-	-	-
Annual Stock Options	-	-	$134,023	-	-	-
Performance-based Restricted Shares	-	-	-	-	-	-
Time Based Restricted Shares	-	$196,250	$1,466,168	-	-	-

Benefits and Perquisites:			1			3
Outplacement	-	$20,000	$10,000	-	-	-
Health & Welfare Benefits	-	$13,596	$18,127	-	-	-
Life Insurance	-	-	$6,496	-	-	-
Life Insurance Proceeds	-	-	-	-	-	$840,000
Disability Benefits per year(1)	-	-	-	-	$120,000	-
401(k) Employer Contribution	-	-	-	-	-	-

Total	$-	$687,096	$2,905,566	$-	$429,750	$1,002,250
(1)	Until no longer disabled or Social Security Retirement age.

Bruce C. Smith

Executive Compensation and Benefits	Voluntary Termination on 12/31/12	Voluntary Termination for Good Reason or Termination without Cause on 12/31/12	Termination due to Change in Control on 12/31/12	Termination for Cause on 12/31/12	Termination due to Disability on 12/31/12	Termination due to Death on 12/31/12

Compensation:
Base Salary	-	$390,000	$780,000	-	$195,000	-
Short-term Incentive (65% of Base Salary)	-	$253,500	$762,952	-	$253,500	$253,500
Completion Bonus	-	-	-	-	-	-

Long-term Incentives:
Employment Stock Options	-	-	-	-	-	-
Annual Stock Options	-	-	$489,136	-	-	-
Performance-based Restricted Shares	-	-	-	-	-	-
Time Based Restricted Shares	-	-	$1,338,234	-	-	-

Benefits and Perquisites:			1			3
Outplacement	-	$20,000	$10,000	-	-	-
Health & Welfare Benefits	-	$5,698	$7,596	-	-	-
Life Insurance	-	-	$4,474	-	-	-
Life Insurance Proceeds	-	-	-	-	-	$500,000
Disability Benefits per year (1)	-	-	-	-	$120,000	-
401(k) Employer Contribution	-	-	-	-	-	-
280G Excise Tax and Reimbursement	-	-	-	-	-	-

Total	$-	$669,198	$3,392,392	$-	$568,500	$753,500
(1)	Until no longer disabled or Social Security Retirement age.

Mark J. Airola

Executive Compensation and Benefits	Voluntary Termination on 12/31/12	Voluntary Termination for Good Reason or Termination without Cause on 12/31/12	Termination due to Change in Control on 12/31/12		Termination for Cause on 12/31/12	Termination due to Disability on 12/31/12	Termination due to Death on 12/31/12

Compensation:
Base Salary	-	$335,000	$670,000		-	$167,500	-
Short-term Incentive (60% of Base Salary)	-	$201,000	$952,682		-	$201,000	$201,000
Completion Bonus	-	-	-		-	-	-

Long-term Incentives:
Employment Stock Options	-	-	-		-	-	-
Annual Stock Options	-	-	$372,263		-	-	-
Performance-based Restricted Shares	-	-	-		-	-	-
Time Based Restricted Shares	-	-	$1,127,079		-	-	-

Benefits and Perquisites:			1				3
Outplacement	-	$20,000	$10,000		-	-	-
Health & Welfare Benefits	-	$13,596	$18,127		-	-	-
Life Insurance	-	-	$4,474		-	-	-
Life Insurance Proceeds	-	-	-		-	-	$500,000
Disability Benefits per year (1)	-	-	-		-	$120,000	-
401(k) Employer Contribution	-	-	-		-	-	-
280G Excise Tax and Reimbursement	-	-	$584,696	(2)	-	-	-

Total	$-	$569,596	$3,739,321		$-	$488,500	$701,000
(1)	Until no longer disabled or Social Security Retirement age.
(2)	The 280G excise benefit expired effective April 23, 2013.

Retirement, Disability and Death

An executive officer who retires will be entitled to pay through the last day worked and 401(k) distributions. An executive officer who becomes disabled will be entitled to pay through the last day worked, disability benefits, 401(k) distributions and accidental dismemberment benefits, if applicable. The beneficiary of an executive officer who dies will be entitled to pay through the executive’s last day worked, 401(k) distributions and life insurance proceeds.

The impact of an employee’s retirement, disability or death on outstanding options can vary depending on the stock option plan under which the grants were made. Under our 2006 Plan, upon termination of employment by reason of death or permanent disability, all vested options outstanding may be exercised in full at any time during the period of one year following termination of employment. Upon termination of employment by reason of retirement, all vested options may be exercised in full at any time during the period of 90 days following termination of employment.

 Forfeiture restrictions on any outstanding restricted stock awards will lapse if the employee’s employment is terminated due to death or a disability that entitles the employee to receive benefits under our long-term disability plan. Retirement is defined as the termination of employment for reasons other than cause on or after the attainment of age 65.

DIRECTOR COMPENSATION

The Compensation Committee regularly reviews the compensation of non-employee directors. The compensation consultant provides the Compensation Committee with industry trends in board compensation and recommends retainers and/or fees based on the peer company proxy information as well as national board market data. The Compensation Committee then makes recommendations to the Board of Directors on the setting of Board compensation.

The following table describes the current compensation arrangements with our non-employee directors:

Annual Cash Retainer Fee (Chairman of the Board)	$130,000
Annual Cash Retainer Fee (other than the Chairman of the Board)	$55,000
Additional Annual Cash Retainer Fee for Audit Committee Chair	$30,000
Additional Annual Cash Retainer Fee for Audit Committee Members	$15,000
Additional Annual Cash Retainer Fee for Other Committee Chairs	$20,000
Additional Annual Cash Retainer Fee for Other Committee Members	$10,000

The fees payable to our non-employee directors are for the fiscal year ended December 31, 2012. All of the non-employee directors’ fees are paid on a quarterly basis (excluding the Chairman of the Board), and all directors (including the Chairman of the Board) are reimbursed for travel expenses incurred in attending Board and committee meetings. Employee directors receive no additional cash consideration for serving as directors or committee members.

Grants under Non-Employee Directors’ Restricted Stock Plan

Under the Non-Employee Directors’ Restricted Stock Plan (previously known as the 2004 Non-Employee Directors’ Stock Option Plan), which we refer to as the 2004 Plan, each non-employee director was automatically granted an option to purchase 10,000 shares of common stock upon his or her initial election to the Board of Directors (whether elected by the stockholders or the Board of Directors) and each time the non-employee director was re-elected to the Board of Directors. Each option granted under the 2004 Plan had an exercise price equal to the fair market value of those shares on the date of grant, which was equal to the closing price of the common stock for the day on which the option was granted (or, if the date of grant was not a trading day, on the trading day immediately preceding that date).

In June 2007, the stockholders approved an amendment to the 2004 Plan. As amended, the 2004 Plan authorizes grants of restricted stock to non-employee directors instead of stock options. Each of the non-employee directors was granted 10,000 shares of restricted stock on June 13, 2007. The vesting period for the restricted stock is one year (consistent with the terms of service for the directors).

In September 2008, the Board of Directors approved an amendment to the 2004 Plan which provides that the number of shares granted upon initial and annual election to the Board shall be based on a fixed dollar value rather than a fixed number of shares. Therefore, in June 2010, the number of restricted shares granted was equal to the number of restricted shares having a “fair market value” (as defined in the 2004 Plan) on the date of grant equal to $125,000.  In June 2012 the fixed dollar value for determining the numbers of restricted shares granted was increased to $130,000.  The vesting of the restricted stock remains at one year.

 COMPENSATION OF DIRECTORS

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total

David C. Anderson	$99,540	$129,998	—	$229,538
Jerry W. Box	$128,250	$129,998	—	$258,248
G. Stephen Finley	$104,080	$129,998	—	$234,078
James W. McFarland, Ph.D.	$89,539	$129,998	—	$219,537
Gary L. Warren	$99,540	$129,998	—	$229,538

(1)
Represents the aggregate grant date fair value for restricted stock awards granted to the non-employee directors in 2012. The grant date fair value of the restricted stock awarded in 2012, as determined pursuant to ASC Topic 718, was $5.55 per share. See Note 11, “Stock Based Compensation and Other Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for fiscal year ended 2012, for the relevant assumptions used to determine the valuation of our stock and option awards.

(2)
The following are the aggregate number of options outstanding that have been granted to each of our non-employee directors as of December 31, 2012, prior to the amendment to the 2004 Plan, which authorized the issuance of restricted stock: Mr. Anderson — 10,000; Mr. Box — 36,100; Dr. McFarland — 20,000; and Mr. Warren — 20,000. Messrs. Anderson, Box, Finley and Warren and Dr. McFarland each have 23,423 shares of restricted stock outstanding which will fully vest June 7, 2013. Mr. Box subsequently exercised 9,400 options in February 2013.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to the equity compensation plans maintained by us as of December 31, 2012, under which our equity securities may be issued in the future, and with respect to individual compensation arrangements as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by stockholders	4,163,931	(1)	$5.95	2,411,021	(2)

Equity compensation plans not approved by stockholders(3)	375,000		$8.08	—
Total(4)	4,538,931		$6.12	2,411,021

(1)
Includes options issued under the 1993 Non-Employee Directors’ Stock Option Plan, the 2008 Employee Stock Purchase Plan, the Amended and Restated Non-Employee Directors’ Restricted Stock Plan and the 2006 Plan.

(2)
Includes 804,174 shares available for issuance under the 2008 Employee Stock Purchase Plan, 65,106 shares available for issuance under the 2003 Long-term Incentive Plan (Amended and Restated Effective March 8, 2011) which expired on March 12, 2013 with no further shares being issued thereunder after December 31, 2012, 247,973 shares available for issuance under the Amended and Restated Non-Employee Directors’ Equity Incentive Plan and 1,293,768 shares available for issuance under the 2006 Plan.

(3)	Represents options awarded on March 22, 2006 pursuant to the employment agreement of Paul L. Howes.
(4)	This table does not include information regarding the proposed amendment and restatement of the 2006 Equity Incentive Plan to be considered at the annual meeting.

Howes Plan

As an inducement to his employment, Mr. Howes was awarded, effective March 22, 2006, an option to purchase 375,000 shares at an exercise price of $8.08, which is evidenced by a Non-Statutory Stock Option Agreement dated March 22, 2006. The option became fully vested on March 22, 2009.  Mr. Howes exercised all of the options available under this grant in March 2013.

PROPOSAL NO. 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) allows our stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules. Based on the stockholder advisory vote on the frequency of conducting an advisory vote on the compensation of our named executive officers that took place at our 2011 Annual Meeting, the Board determined to hold the advisory vote on the compensation of our NEOs annually until the next stockholder vote on the frequency of such advisory vote. Thus, our stockholder advisory vote to approve the compensation of our NEOs occurs annually.

As discussed in the Compensation Discussion and Analysis, our compensation philosophy and objectives are designed to attract, motivate and retain key executives needed to implement our business strategy. We believe that aligning the Company’s short-term and long-term performance with executive compensation is crucial to the Company’s long-term success. We encourage you to read the Compensation Discussion and Analysis, along with the compensation tables and related narrative discussion contained in this proxy statement. The Compensation Discussion and Analysis discusses our executive compensation philosophy and programs and explains the compensation decisions relating to the NEOs.

In particular, stockholders should note the following:

•	Our compensation program places a significant portion of each NEO’s compensation at risk through the use of performance-based pay;

•	The Compensation Committee established stock ownership guidelines for NEOs in order to link the interests of management and our stockholders; and

•
We have further aligned the interests of our stockholders and NEOs by providing a significant portion of their compensation in the form of equity awards thereby ensuring that a portion of our executive compensation is directly determined by appreciation in our stock price and earnings per share growth.

The Compensation Committee and the Board of Directors believe that the policies and programs are effective in implementing our compensation philosophy and are commensurate with the performance and strategic position of the Company. This advisory vote is not intended to address any specific element of compensation but rather relates to the overall compensation of our NEOs, as described in this proxy statement. Although this vote is advisory and therefore the outcome of this vote is non-binding on the Company or the Board of Directors, the Compensation Committee of the Board of Directors will consider your decision when setting future compensation for our NEOs.

This advisory stockholder vote, commonly known as “say-on-pay,” gives our stockholders the opportunity to approve or not approve our compensation policies and programs for our NEOs through the following resolution:

“RESOLVED, that the stockholders of Newpark Resources, Inc. APPROVE, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussions.”

 The Board of Directors unanimously recommends a vote “FOR” approving the executive officer compensation, as disclosed in this proxy statement.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
2006 EQUITY INCENTIVE PLAN

Introduction

The 2006 Equity Incentive Plan was initially adopted by the Board of Directors on November 13, 2006, and approved by the stockholders at the 2006 Annual Meeting. Our Board of Directors subsequently approved and adopted Amendment One to the Newpark Resources, Inc. 2006 Equity Incentive Plan to meet the requirements of, and to facilitate compliance with, Section 409A of the Internal Revenue Code. Our Board of Directors also approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan to 5,000,000 shares, and such amendment was approved by our stockholders at the 2009 Annual Meeting at which time the plan was amended and restated effective as of June 10, 2009.  A further amendment to the plan was approved by our stockholders at the 2011 Annual Meeting pursuant to which the number of shares of common stock authorized for issuance under the plan was increased to 8,000,000 shares (the 2006 Equity Incentive Plan, as amended and restated and as previously amended, is referred to as the “2006 Plan”). The 2006 Plan enables the Compensation Committee to grant to key employees, including executive officers and other corporate and divisional officers, of Newpark and its subsidiaries a variety of forms of equity-based compensation, including grants of options to purchase shares of common stock, shares of restricted common stock, restricted stock units, stock appreciation rights, other stock-based awards, and performance-based awards.

On April 23, 2013 the Board of Directors authorized, subject to stockholder approval, certain amendments to the 2006 Plan as described below.

Summary of Proposed Amendments to the 2006 Plan

The following is a summary of the proposed amendments to the 2006 Plan.  If approved by our stockholders, the 2006 Plan, as amended by the proposed amendments, will be set forth in the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan (the “Amended Plan”).  The full text of the Amended Plan is attached to this proxy statement as Appendix A, in which we have shown the changes resulting from the amendments, with deletions indicated by strikeouts and additions indicated by underlining.

The proposed amendments to the 2006 Plan will, among other things:

•	increase the number of shares of common stock available for awards under the 2006 Plan, including incentive stock options granted under the 2006 Plan, by 4,250,000 to a total of 12,250,000 shares;

•
add provisions implementing fungible share counting with the effect that stock options and stock appreciation rights will reduce the number of available shares on a 1 to 1 basis, while full value awards will reduce the number of available shares on a 1.5 to 1 basis;

•	revise and clarify the provisions that limit the repricing of options and stock appreciation rights without stockholder approval;

•
modify the method of share counting to provide that the number of available shares for grant will not be increased by actions such as the tendering or withholding of shares to satisfy the exercise price or tax withholding obligations relating to an option or stock appreciation right, or the repurchase of shares on the open market with the proceeds of an option exercise price;

•	increase the limit of shares available for awards to any individual in any calendar year to 1,000,000 shares; and

•	delete the provision granting the committee administering the 2006 Plan the ability to extend the term of any award;

•
add provisions that restrict the payment of dividends or dividend equivalents on performance awards unless the performance awards vest and further provide that any such dividends or dividend equivalents will be forfeited if the respective performance-based award is forfeited; and

•	make other compliance, administrative, clarifying and updating amendments.

The proposed Amended Plan, if approved by our stockholders, will increase the number of shares available for issuance under the 2006 Plan to 12,250,000 shares.  As of April 8, 2013, approximately 1,369,161 shares of common stock remained available for grants under the 2006 Plan. As a result of the limited number of shares of common stock remaining available for issuance under the 2006 Plan, we are requesting that the stockholders approve the proposed Amended Plan which, among the other amendments summarized above, will increase the number of shares authorized for issuance under the 2006 Plan by 4,250,000 shares to cover anticipated awards to be granted by us in the future in accordance with our normal compensation practices. Our executive officers will be eligible to receive awards under the Amended Plan and therefore have an interest in this proposal.

The purpose of the Amended Plan is to promote the interests of the company and our stockholders by assisting in attracting, retaining and motivating our employees and the employees of our subsidiaries and to increase their interest in the success of the company in order to promote our long-term interests. The Board of Directors believes the opportunity to receive awards under the Amended Plan provides an important incentive to employees to make significant and extraordinary contributions to our long-term performance and growth.

The following summary of the principal features of the Amended Plan is qualified in its entirety by reference to the complete text of the Amended Plan set forth in Appendix A hereto. In the event the proposed Amended Plan is not approved, the 2006 Plan as it currently exists will remain in effect.

Principal Features of the Amended Plan

Administration.  The Amended Plan is administered by the Compensation Committee, all of whose members are “non-employee directors” as that term is defined in Rule 16b-3 promulgated under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and “independent directors” under the corporate governance rules of the NYSE. The members of the Compensation Committee, as of the date of this Proxy Statement are David C. Anderson (Chairman), G. Stephen Finley, James W. McFarland, PhD and Gary L. Warren. Members of the Compensation Committee are not eligible to receive awards under the Amended Plan.  The Compensation Committee has complete authority, subject to the express provisions of the Amended Plan, to, among other things, (i) approve granting awards to our employees and the employees of our subsidiaries, (ii) determine the number of stock options or other awards to be granted to employees, (iii) set the terms and conditions of the awards, (iv) remove or adjust any restrictions and conditions upon the awards or otherwise amend or terminate an outstanding award, subject to the award holder’s consent, (v) interpret and administer the Amended Plan, (vi) adopt, amend, modify or rescind rules, regulations, procedures and forms related to the Amended Plan, (vii) correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award thereunder, (viii) determine whether an award has been earned, and (ix) make all other determinations, deemed necessary or desirable for the administration of the Amended Plan.

Any of the powers and responsibilities of the Compensation Committee may be delegated to a subcommittee. These powers and responsibilities also may be delegated to one or more of our officers or employees or the employees of our subsidiaries, subject to terms that the Compensation Committee shall determine and also subject to the limitations set forth in the Amended Plan. The Compensation Committee, or its subcommittee, will have sole authority to determine whether to review any actions or interpretations of such officer or employee, and, if so reviewed, the actions and interpretations of the officer and employee will be subject to approval, disapproval or modification by the Compensation Committee.

The Compensation Committee will maintain ultimate control of the operation of the Amended Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee, will conduct or cause the conduct of an audit of the operation of the Amended Plan to verify that it has been operated and awards have been documented and maintained by our officers in accordance with the directions of the Compensation Committee.

Eligibility.  Only our employees and the employees of our subsidiaries are eligible to participate in the Amended Plan. Non-employee directors and consultants are not eligible to receive awards under the Amended Plan. In selecting participants in the Amended Plan, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the company and supervisor recommendations, for both existing and future employees as applicable. Awards may be granted to the same employee on more than one occasion. Each award will be evidenced by a written agreement in a form approved by the Compensation Committee.

Shares Available for Awards.  Subject to certain adjustments set forth in the Amended Plan, the maximum number of shares of common stock that may be issued or awarded under the Amended Plan will be 12,250,000 if the Amended Plan proposed herein is approved by the stockholders. As of April 8, 2013, grants totaling 3,926,380 shares were outstanding under the 2006 Plan.

For purposes of implementing the limitation on the maximum number of shares of common stock that may be covered by awards granted under the Amended Plan, from and after the approval of the Amended Plan by our stockholders, an award of an option or a stock appreciation right in respect of one share of common stock is deemed to be an award of one share of common stock on the date of grant.  Any other award granted under the Amended Plan from and after the approval of the Amended Plan by our stockholders that is settled by the issuance of common stock is considered a “full value award” under the provisions of the Amended Plan and is counted against the number of shares available for awards under the plan as follows.  An award of one share of restricted stock, a restricted stock unit or other stock-based award is deemed to be an award of the 1.5 shares of common stock for every one share granted on the date of the grant.  With respect to a performance award granted from and after the approval of the Amended Plan by our stockholders that is to be settled in shares of common stock, the value of the maximum benefits that may be paid under the performance awards is divided by the fair market value per share of common stock as of the date of grant of the performance award, and each share resulting from such computation is deemed to be an award of 1.5 shares of common stock on the date of grant.  If the number of shares issued in settlement of such performance award exceeds the number determined to have been issued on the grant date, each additional share issued is deemed to be an award of the 1.5 shares of common stock.  To the extent shares cease to be issuable under an award made under the Amended Plan other than because of the exercise of the award or the vesting of a restricted stock award or similar award, such shares become available under the Amended Plan for the grant of additional awards in the same amount as they were counted against the limit on the date of grant.  Shares that are issued or delivered upon the exercise or settlement of an award or that cease to be restricted stock upon the vesting of an award of restricted stock, shall no longer be subject to any further grant under the Amended Plan.  As provided in the Amended Plan, the following shares shall be considered to have been issued under the Amended Plan and may not again be made available for issuance as awards under the Amended Plan: (a) shares not issued or delivered as a result of the net settlement of an outstanding stock option or stock appreciation right; (b) shares withheld in satisfaction of the grant or exercise price or tax withholding requirements, from shares that would otherwise have been delivered pursuant to a stock option or stock appreciation right; or (c) shares repurchased on the open market with the proceeds of the stock option exercise price.  All shares subject to a stock appreciation right, to the extent exercised, are considered issued regardless of the actual number of shares issued to the participant.  In addition, shares subject to awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination of the company or any of our subsidiaries do not reduce the number of shares available for issuance under the Amended Plan. Shares issued under the Amended Plan may be either authorized and unissued shares or treasury shares.

Amendment and Termination.  Except with respect to awards then outstanding, if not sooner terminated, the Amended Plan will terminate on, and no further awards may be made, after November 13, 2016. The Board of Directors may at any time suspend, amend or terminate the Amended Plan. Stockholder approval is required, however, to increase the number of shares of common stock which may be issued (except for adjustments under anti-dilution clauses) or to effectuate a change for which stockholder approval is required: (i) for the Amended Plan to continue to qualify under Section 422 of the Internal Revenue Code; (ii) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the company; or (c) for awards to be eligible for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The Amended Plan authorizes the Compensation Committee to include in awards provisions which permit the acceleration of vesting if there is a change in control of the company resulting from certain occurrences.

Repricing.  Except in connection with a corporate transaction (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval.

Types and Maximum Number of Awards

Awards under the Amended Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), restricted stock, restricted stock units, stock appreciation rights, and other stock-based awards. The Amended Plan imposes individual limitations on the number of shares that may be covered by awards in order to comply with Section 162(m) of the Internal Revenue Code. The maximum number of shares that may be granted in the form of stock options and stock appreciation rights under the Amended Plan to any participant in any calendar year is 1,000,000 shares. The maximum number of shares of common stock that may be covered by all other awards (in the aggregate) granted under the Amended Plan to any participant in any calendar year shall not exceed 1,000,000 shares.

Stock Options.  Stock options granted under the Amended Plan may be either incentive stock options or nonstatutory stock options. The exercise price of each stock option must be at least equal to the fair market value of the common stock on the date the stock option is granted. The determination of fair market value of the common stock is based on the closing price for our common stock on the principal exchange or over-the-counter market on which such shares are trading. The stock option term is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Each stock option may provide that it is exercisable in full or in periodic installments or upon the satisfaction of such performance criteria as the Compensation Committee may determine, and each stock option is exercisable from the date of grant or any later date specified in the option, all as determined by the Compensation Committee. The Compensation Committee’s authority to take certain actions under the Amended Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.

Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to us, together with payment of the exercise price. The exercise price may be paid in cash, by cashier’s or certified check or, if the Compensation Committee permits, by surrender of shares of common stock owned by the holder of the option, by cashless exercise, or by a combination thereof.

Except as otherwise disclosed below, an optionee may not exercise a stock option unless from the grant date to the exercise date the optionee remains continuously in our employ. If the optionee’s employment terminates by reason of death or disability, the stock options then currently exercisable remain exercisable for 12 months after termination of employment, subject to earlier expiration at the end of their fixed term. If the optionee’s employment terminates by reason other than death or disability, or a termination for cause, the stock options then currently exercisable remain exercisable for 90 days after termination of employment (except that the 90-day period is extended to 12 months if the optionee dies during this 90-day period), subject to earlier expiration at the end of their fixed term. If the optionee’s employment is terminated for cause, the stock options held by the optionee, whether vested or not, will terminate concurrently with the first discovery by us of any reason for the optionee’s termination for cause and will not be exercisable thereafter.

An employee may receive incentive stock options covering shares of common stock of any value, provided that the value of all such option shares subject to one or more incentive stock options which are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Internal Revenue Code (currently $100,000). In addition, in the case of incentive stock options granted to employees owning more than ten percent (10%) of the total combined voting power of the company and its affiliates, the exercise price at which such option shares may be purchased upon the exercise of such incentive stock options shall be equal to one hundred ten percent (110%) of the fair market value per share of common stock at the time of grant, and such incentive stock option may not be exercised later than five years after the date of grant.

Restricted Stock.  The Compensation Committee may grant to any participant common stock, which we refer to as restricted stock, subject to forfeiture and vesting restrictions, restrictions on transferability and other restrictions that will apply to the award of restricted stock. Each participant who is awarded restricted stock will be required to enter into an agreement with us, in a form specified by the Compensation Committee, agreeing to the terms, conditions and restrictions of the grant and other matters consistent with the Amended Plan as the Compensation Committee determines appropriate. Generally, the restrictions on restricted stock will lapse over a period of time, which we refer to as the restriction period, as specified by the Compensation Committee and set forth in the award agreement. The Compensation Committee’s authority to take certain actions under the Amended Plan includes authority to accelerate vesting and to otherwise waive or adjust restrictions applicable to awards of restricted stock.

The Compensation Committee will determine the manner in which the restricted stock granted under the Amended Plan will be evidenced. If certificates representing restricted stock are registered in the name of the participant, the Compensation Committee may require that those certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the restricted stock, that we retain physical possession of the certificates, and that the participant deliver a stock power to us, endorsed in blank, relating to the restricted stock.

The Compensation Committee will determine the purchase price for restricted stock, which may be less than the fair market value of the common stock on the date of grant (but not less than par value). Eligible employees may receive restricted stock in consideration for past services actually rendered to us and our subsidiaries having a value of not less than the par value of the shares of restricted stock subject to the award.

Unless otherwise set forth in the award agreement, a participant holding restricted stock shall be entitled to receive (i) any regular cash distributions declared and paid with respect to shares subject to a restricted stock award, and (ii) any shares distributed in connection with a stock split or stock dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to a restricted stock award.  In the case of restricted stock, the vesting of which is conditioned only upon the continuous employment of, or provision of services by, the participant for a specified future period, such dividends and distributions shall be paid to the participant at the same time they are paid to our stockholders unless otherwise provided in the award agreement; provided that, if any such dividends or distributions are paid in shares or other securities, such shares or other securities shall be subject to the same restrictions and forfeiture conditions to the same extent as the restricted stock with respect to which such shares or other securities have been distributed.  In the case of restricted stock, the vesting of which is conditioned on the achievement of performance criteria, such dividends and distributions shall be withheld by us and shall vest and be paid only if and to the extent, and at the time, the underlying shares of restricted stock shall vest.  To the extent dividends or distributions are withheld with respect to shares of restricted stock that are forfeited, the dividends and distributions shall also be forfeited.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock that it deems appropriate and that are not inconsistent with the terms of the Amended Plan.

Restricted Stock Units.  The Compensation Committee may make awards of restricted stock units in amounts, at times and to such designated employees as the Compensation Committee may determine. A participant granted restricted stock units shall not have any of the rights of a stockholder with respect to the shares subject to the award of restricted stock units, including any right to vote or to receive other distributions on the shares, until certificates for the shares subject to the award are issued in the participant’s name in accordance with the terms of the applicable award agreement.

At the time of grant of each award of restricted stock units, the Compensation Committee will determine the restriction period that will apply to the award and will specify the maturity date applicable to each grant of restricted stock units. The maturity date will not be earlier than the vesting date or dates of the award and may be determined at the election of the participant. During the restriction period, restricted stock units will be subject to restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance criteria or future service requirements or both), in installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the award agreement have not been satisfied by the end of the restriction period, the restricted stock units subject to the restriction period will become null and void, and the participant will forfeit all rights with respect to the award.

Subject to certain deferral rights that may be granted by the Compensation Committee and the terms of the Amended Plan and award agreement, on the maturity date, we will deliver to the participant one share of common stock for each restricted stock unit scheduled to be paid out on that date and not previously forfeited. The Compensation Committee will specify the purchase price, if any, to be paid by the participant to us for the shares and will determine the methods by which the purchase price may be paid and the form of payment.

If the award agreement so provides, a participant holding restricted stock units shall be entitled to receive, but only if, to the extent, and at the time that the restricted stock units vest and are settled, (i) any regular cash distributions declared and paid with respect to shares subject to a restricted stock unit, and (ii) any shares distributed in connection with a stock split or stock dividend, and any other cash and property (including our securities and securities of other issuers) distributed as a dividend, with respect to shares subject to a restricted stock award.  In the case of restricted stock units, the vesting of which is conditioned on the achievement of performance criteria, any such dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the restricted stock units shall vest.  Dividends or distributions relating to any forfeited restricted stock units shall also be forfeited.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the restricted stock units that it deems appropriate and that are not inconsistent with the terms of the Amended Plan.

Stock Appreciation Rights.  The Compensation Committee may make awards of stock appreciation rights in amounts, at times and to such designated employees as the Compensation Committee may determine. A stock appreciation right confers on the participant the right to receive in shares of common stock, cash or a combination thereof the value equal to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price for the stock appreciation right, with respect to every share for which the stock appreciation right is granted. We refer to this value as the SAR settlement value. At the time of grant, the stock appreciation right must be designated by the Compensation Committee as either a tandem stock appreciation right or a stand-alone stock appreciation right. If not so designated, it will be deemed to be a stand-alone stock appreciation right. A tandem stock appreciation right is a stock appreciation right that is granted in tandem with a stock option and only may be granted at the same time as the stock option to which it relates. The exercise of a tandem stock appreciation right will cancel the related stock option for a like number of shares, and the exercise of the related stock option similarly will cancel the tandem stock appreciation right for a like number of shares. Except as specifically set forth in the Amended Plan or in the applicable award agreement, tandem stock appreciation rights will be subject to the same terms and conditions as apply to the related stock option. Except as specifically set forth in the Amended Plan or in the applicable award agreement, stand-alone stock appreciation rights will be subject to the same terms and conditions generally applicable to nonstatutory stock options as set forth in the Amended Plan.

The exercise price of each stock appreciation right will be determined by the Compensation Committee, but will not be less than the fair market value of the common stock on the date of grant. The term of each stock appreciation right is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Subject to certain deferral rights that may be granted by the Compensation Committee, the Compensation Committee also determines the circumstances under which a stock appreciation right may be exercised, the method of exercise and settlement, and the form of consideration payable in settlement. Each stock appreciation right may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to us. The Compensation Committee may provide for stock appreciation rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of performance criteria), as to such number of shares or percentage of the shares subject to the stock appreciation right as the Compensation Committee determines. Upon exercise, the participant will be entitled to receive the SAR settlement value for each share as to which the stock appreciation right has been exercised. We will pay the SAR settlement value in shares, in cash or a combination thereof, as determined by the Compensation Committee and the terms of the award.

The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the stock appreciation rights that it deems appropriate and that are not inconsistent with the terms of the Amended Plan.

Other Stock-Based Awards.  The Compensation Committee may grant to eligible employees equity-based or equity-related awards not otherwise described in the Amended Plan, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine. These other stock-based awards may (i) involve the transfer of restricted or unrestricted shares of common stock to participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of common stock, (ii) be subject to performance-based or service-based conditions, (iii) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (iv) be designed to comply with applicable laws of jurisdictions other than the United States, and (v) be designed to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code; provided, that each such stock-based award must be denominated in, or have a value determined by reference to, a number of shares of common stock that is specified at the time of the grant of the award. Cash awards, as an element of or supplement to any other award under the Amended Plan, also may be granted.  In the case of other stock-based awards, the vesting of which is conditioned on the achievement of performance criteria, if the award agreement provides participants with dividend rights, any dividends or distributions shall be withheld and shall vest and be paid, without interest, only if and to the extent, and at the time, the other stock-based awards shall vest.  Dividends or distributions relating to any forfeited other stock-based awards shall also be forfeited.

Performance-Based Awards.  The Compensation Committee may make an award pursuant to the Amended Plan conditioned upon the attainment of performance goals relating to one or more business criteria. At the beginning of the award period, the Compensation Committee will set forth the performance criteria based upon our business and financial objectives during the award period and a schedule describing the relationship between the achievement of such performance goals and the awards granted to participants.

For purposes of awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, the performance criteria will (i) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain,” and (ii) relate to one or more of the following performance measures:

•	revenues or net sales;

•	earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis;

•	return on equity, investment, capital or assets;

•	margins;

•	one or more operating ratios;

•	borrowing levels, leverage ratios or credit ratings;

•	market share;

•	capital expenditures;

•	cash flow;

•	stock price, growth in stockholder value relative to one or more stock indices or total stockholder return;

•	budget and expense management;

•	working capital turnover and targets;

•	sales of particular products or services, market penetration, geographic expansion or new concept development;

•	customer acquisition, expansion and retention;

•	acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like;

•	reorganizations, recapitalizations, restructurings and financings (debt or equity);

•	transactions that would constitute a “change in control”; or

•	any combination of the foregoing.

Performance criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss.  Any performance criteria may be used to measure the performance of the company as a whole or with respect to any business unit, subsidiary or business segment of the company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the award.  During the award period, the Compensation Committee may adjust the performance goals as it deems appropriate to compensate for, or reflect, certain situations which are set forth in the Amended Plan.

Adjustments Upon Certain Events.  In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in our common stock without receipt or payment of consideration, affects the common stock, then the Compensation Committee will adjust, as it deems to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits made available under the Amended Plan, any or all of (i) the number and kind of shares of common stock, or other securities, with respect to which an award may be granted under the Amended Plan; (ii) the number and kind of shares of common stock subject to outstanding awards; (iii) the grant, exercise or other purchase price per share under any outstanding awards; and (iv) the terms and conditions of any outstanding awards.

If a change in control occurs, the Compensation Committee may provide for one or more of the following actions or combination of actions with respect to some or all of the outstanding awards: (i) acceleration of the vesting and the time at which awards may be exercised; (ii) the assumption of awards, or portion of awards, by any successor or survivor corporation, or a parent or subsidiary thereof, or the substitution of awards covering the stock of any successor or survivor corporation, for then outstanding awards, with appropriate adjustments to the number and kind of shares and grant; (iii) the mandatory surrender for cancellation of any outstanding awards and the purchase of the surrendered awards for any amount of cash, securities or other property equal to the excess of the fair market value of the vested shares of common stock immediately prior to the change in control; and (iv) the termination of any award, or portion thereof, concurrently with the closing or other consummation of the change in control transaction.

A change in control in the Amended Plan is defined to include any of the following:

•
any election of directors takes place and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors immediately preceding such election;

•
one or more occurrences or events as a result of which any “person” becomes the beneficial owner, directly or indirectly, of 30% or more of the combined voting power of our then outstanding securities;

•
a merger or consolidation of the company with, or an acquisition of the company or all or substantially all of its assets by, any other entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors immediately prior to such transaction continue to constitute a majority of the board of the surviving corporation for a period not less than 12 months following the closing of such transaction; or

•	our stockholders approve a plan of complete liquidation or dissolution.

Notwithstanding the foregoing, with respect to any award subject to Section 409A of the Internal Revenue Code and payable upon a change in control, the term “change in control” shall mean any such event described above but only if it also constitutes a “change in control event” within the meaning of the applicable Treasury Regulations promulgated under Section 409A.

Transferability.  Except as otherwise provided in the Amended Plan, no award and no right under the Amended Plan may be transferred other than by will or by the laws of descent and distribution, and during a participant’s lifetime, an award requiring exercise may be exercised only by such participant (or in the event of a disability, on behalf of such participant). Awards, other than incentive stock options and stock appreciation rights granted in tandem therewith, may be transferred to one or more transferees during the lifetime of the participant, and may be exercised by such transferee, only if and to the extent the transfers are permitted by the Compensation Committee in its sole discretion. Any attempted transfer of an award in violation of the Amended Plan is prohibited and will be ineffective.

New Plan Benefits

The actual amount of awards to be granted under the Amended Plan is not determinable in advance because the size and type of awards to be made in any year is determined at the discretion of the Compensation Committee. In addition, the specific performance criteria and targets are selected each year by the Compensation Committee.

Summary of Federal Income Tax Consequences

The following summary is intended as a general guide to the U.S. federal income tax consequences under current law for certain awards under the Amended Plan, and does not attempt to describe all possible federal or other tax consequences of participation in the Amended Plan or tax consequences based on particular circumstances.

Tax Consequences to Participants

Incentive Stock Options.  Stock options granted under the Amended Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are nonstatutory stock options and are not eligible for the tax benefits applicable to incentive stock options.

An optionee recognizes no gross income for federal income tax purposes (“taxable income”) upon the grant of an incentive stock option. In addition, the optionee will not recognize taxable income at the time of exercise of an incentive stock option if the optionee has been in our employ at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (longer if the optionee dies or becomes disabled), unless the alternative minimum tax rules apply. Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the option shares at the exercise date over the exercise price may be treated as alternative minimum taxable income for purposes of the alternative minimum tax.

Gain recognized upon a disposition of the option shares generally will be treated as long-term capital gain as long as the shares are not disposed of within (i) two years after the date of grant of the incentive stock option and (ii) one year after the exercise date. If both of these conditions are not satisfied, the disposition is a “disqualifying disposition.” In that event, gain equal to the excess of the fair market value of the option shares at the exercise date over the exercise price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares are held more than 12 months. Different rules apply if an optionee exercises an incentive stock option by surrendering shares of common stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee did not satisfy certain holding periods.

Shares of common stock acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the exercise price of the stock option, plus any amount the participant is required to include as ordinary income from a disqualifying disposition of stock. Different rules apply if an optionee exercises an incentive stock option by surrendering previously owned shares of common stock.

Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of nonstatutory stock options.

Nonstatutory Stock Options.  An optionee recognizes no taxable income upon the grant of a nonstatutory stock option. In general, upon the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the exercise date over the exercise price.

Shares of common stock acquired upon the exercise of a nonstatutory stock option by the payment of cash will have a basis equal to the exercise price of the stock option. Different rules apply if an optionee exercises a nonstatutory stock option by surrendering previously owned shares of common stock.

The optionee will be subject to income tax withholding at the time the optionee recognizes ordinary income (i.e., the exercise date). Generally, we will be entitled to a tax deduction at the same time the optionee recognizes income and in the same amount.

Restricted Stock.  The tax consequences of a grant of restricted stock depend upon whether or not the participant elects under Section 83(b) of the Internal Revenue Code to be taxed at the time of the grant.

If no election is made under Section 83(b), the participant will not recognize taxable income at the time of the grant of the restricted stock. Instead, if the restrictions on the restricted stock lapse, the participant will recognize compensation taxable as ordinary income on the date the restrictions lapse in an amount equal to the fair market value of the underlying stock as of the same date, less the purchase price, if any, paid by the participant.

If an election is made under Section 83(b), the participant will recognize compensation taxable as ordinary income at the time of the grant in an amount equal to the fair market value of the underlying stock (determined without regard to any of the restrictions) on the date of the grant, less the purchase price, if any, paid by the participant. If the restricted stock is forfeited before the restrictions lapse, the participant will generally not be entitled to a deduction.

Restricted stock granted under the Amended Plan may or may not include rights to dividends payable on the underlying shares. In the case of restricted stock that includes this right, dividends are generally treated as ordinary income recognized at the time of their receipt.

The participant will be subject to income tax withholding at the time when ordinary income (including any dividends taxed as ordinary income, other than dividends on restricted stock with respect to which an election was made under Section 83(b)) is recognized. Subject to the restrictions under Section 162(m)of the Internal Revenue Code, discussed below, generally we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount (excluding any dividends on restricted stock with respect to which an election was made under Section 83(b)).

Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. In the case of restricted stock, the holding period begins when the restrictions lapse if the participant did not make an election under Section 83(b) or, if the participant did make such an election, on the date of the grant of restricted stock.

Restricted Stock Units.  A participant will not recognize taxable income upon the grant of a restricted stock unit. Instead, if the restrictions under the restricted stock unit lapse, the participant will recognize compensation taxable as ordinary income on the date the underlying shares of stock are issued in settlement of the vested award, and the amount of such ordinary income will be equal to the fair market value of the underlying shares as of the same date

The participant will be subject to income tax withholding at the time when the ordinary income is recognized. Subject to the Section 162(m) restrictions discussed below, generally Newpark will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.

Gain or loss recognized on a disposition of the shares of common stock generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months. The holding period for shares from restricted stock units begins upon receipt of the shares after the restrictions on the restricted stock units have lapsed.

Stock Appreciation Rights.  A participant does not recognize taxable income upon the grant of a stock appreciation right. When a stock appreciation right is exercised, in general, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

The participant will be subject to income tax withholding at the time when ordinary income is recognized. Generally, we will be entitled to a tax deduction at the same time the participant recognizes ordinary income and in the same amount.

Other Stock-Based Awards.  The timing of taxable income to a participant who is granted other stock-based awards depends on the individual award and whether any restrictions or conditions are placed upon the award when granted.

Performance Based Awards.  A participant will not recognize taxable income upon the grant of a performance based award. Rather, taxation will be postponed until the performance based award becomes payable, generally upon the participant’s attainment of performance criteria. At that time, the participant will recognize compensation taxable as ordinary income in an amount equal to the value of the amount payable.

The participant will be subject to income tax withholding when ordinary income is recognized and, generally, we will be entitled to a tax deduction at the same time and in the amount of the income recognized.

Withholding.  A participant will be required to pay to us, or make arrangements satisfactory to us, to satisfy all federal, state and other withholding tax requirements related to awards under the Amended Plan. We may permit or require a participant to satisfy tax withholding obligation by paying cash, by withholding an amount from the participant’s cash compensation, by withholding shares from shares of common stock issued or that vest under the award, or by any other method deemed appropriate by the Compensation Committee. The use of our shares of common stock to satisfy any withholding requirement will be treated, for federal income tax purposes, as a sale of those shares for an amount equal to the fair market value of the stock on the date when the amount of taxes to be withheld is determined.

Section 409A.  Section 409A of the Internal Revenue Code governs the taxation of certain types of compensation, including compensation from certain awards authorized under the Amended Plan. Failure to comply with the requirements of Section 409A can result in adverse income tax consequences to a participant in the Amended Plan, including the accelerated recognition and taxation of noncompliant compensation, the imposition of an additional 20 percent tax on such noncompliant compensation, and the imposition of interest on those taxes. The Compensation Committee and Board of Directors have taken steps to amend the Amended Plan to help ensure compliance with Section 409A and the regulations thereunder.

Excess Parachute Payments.  If any award under the Amended Plan is granted or modified in connection with a change in control, or if the vesting or payment of an award under the Amended Plan is accelerated, directly or indirectly, by or in connection with a change in control, the award may be deemed to give rise to an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, which would result in the imposition of a 20 percent nondeductible excise tax on the participant.

Tax Consequences to Newpark

In general, under Section 162(m) of the Internal Revenue Code, compensation paid by a public corporation to its chief executive officer or generally any of its three most highly compensated executive officers (excluding the chief executive officer and chief financial officer) who are employed on the last day of any given year is not deductible to the extent it exceeds one million dollars for any year. Compensation resulting from awards under the Amended Plan may be subject to this deduction limit. Under Section 162(m), however, qualifying performance-based compensation, including income from stock options and other performance-based awards that are made under stockholder approved plans and that meet certain other requirements, is exempt from the deduction limitation. Based on current interpretive authority, we believe compensation generated in connection with the exercise of options and stock appreciation rights, as well as lapse of restrictions by the attainment of performance goals for performance based awards granted under the Amended Plan should qualify as performance-based compensation and should not be limited by Section 162(m). To the extent the total salary, other compensation and compensation recognized from awards under the Amended Plan to any applicable executive officers exceed one million dollars in any year and do not qualify as performance-based compensation, the limitation on deductibility under Section 162(m) will apply. As a result, we may from time to time in the future, make award payments under the Amended Plan to executive officers that are not deductible.

In addition, if any award is granted under the Amended Plan or modified in connection with a change in control, or if the vesting or payment of an award under the Amended Plan is accelerated, directly or indirectly, by a change in control, all or a portion of the compensation from that award may be treated as an “excess parachute payment” under Section 280G of the Internal Revenue Code, which would cause that compensation to be non-deductible by us.

The Board of Directors unanimously recommends that you vote “FOR” approval of the amendment and restatement of the 2006 Equity Incentive Plan.

PROPOSAL NO. 4
APPROVAL OF AN AMENDMENT TO THE
2008 EMPLOYEE STOCK PURCHASE PLAN

The 2008 Employee Stock Purchase Plan was initially adopted by the Board of Directors on March 4, 2008, and approved by the stockholders at the 2008 Annual Meeting.

On April 23, 2013, the Board of Directors authorized, subject to stockholder approval, Amendment No. 1 to the Newpark Resources, Inc. 2008 Employee Stock Purchase Plan to increase the discount at which eligible employees of the company and its designated subsidiaries are able to purchase shares of our common stock from 5% to 15%.  The 2008 Employee Stock Option Plan (the “Original ESPP”), as amended by Amendment No. 1, is referred to as the “ESPP.”

Currently, the Original ESPP provides a means for eligible employees of the company and its designated subsidiaries to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of our common stock at a 5% discount to its fair market value. The ESPP uses the lower of the fair market value of our common stock on (i) the grant date for the offering period or (ii) the last trading day of the offering period. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

The Board believes that it is in the best interests of the company and our stockholders to encourage stock ownership by employees and that the ESPP encourages broader stock ownership and thereby provides an incentive for employees to contribute to our continued profitability and success. The Board believes that employees’ continuing economic interest, as stockholders, in our performance and success enhances the entrepreneurial spirit of the company, which will greatly contribute to our long-term growth and profitability. Additionally, the ESPP is intended to benefit the company as a tool for recruiting and retaining high quality employees.

The Board believes that the ESPP is an important but underutilized part of our compensation mix. The Board further believes that the proposed amendment to the ESPP will encourage greater participation amongst eligible employees of the company and its subsidiaries.  If the stockholders approve the proposed amendment to the 2008 Employee Stock Purchase Plan it will be effective for the offering period commencing July 1, 2013.

A summary of the principal provisions of the ESPP is set forth below. This summary is qualified in its entirety by reference to the Original ESPP, the complete text of which is set forth in Appendix B hereto, and Amendment No. 1 to the 2008 Employee Stock Purchase Plan, the complete text of which is set forth in Appendix C hereto.

Administration

The ESPP is administered, at our expense, by an administrator, which is our Compensation Committee (or another committee appointed by the Board) comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and which is otherwise constituted to comply with applicable law, unless the Board otherwise assumes authority for administration of the ESPP. All questions of interpretation or application of the plan and any rights granted pursuant to the plan are determined by the administrator, whose decisions are final and binding upon all participants. The administrator of the plan has final authority to interpret any provision of the plan.

Eligibility

An individual is eligible to participate in the ESPP in an offering period if, on the first day of the offering period, he or she is an employee of the company or any of our designated subsidiaries and has been continuously employed by the company or a designated subsidiary for at least ninety (90) days, and his or her customary employment is for more than twenty (20) hours a week and more than five (5) months in any calendar year. Employees who choose not to participate or are not eligible to participate at the start of an offering period but who become eligible thereafter may enroll in any subsequent offering period. As of April 8, 2013, we and our subsidiaries had approximately 2,256 employees worldwide.

An individual is not eligible to participate in the ESPP for a given offering period if, immediately after the purchase right is granted, he or she owns 5% or more of the total combined voting power or value of all classes of capital stock of the company or our subsidiaries or parent corporations. In addition, the participant’s right to buy common stock under the plan may not accrue at a rate in excess of $25,000 of the fair market value of such shares (determined at the time such purchase right is granted) for each calendar year in which such purchase right is outstanding.

Shares Subject to the ESPP

Under the terms of the ESPP, the aggregate number of shares of common stock available for sale under the plan is 1,000,000 shares (subject to adjustment in the event of stock splits and certain other corporate events, as described below under “Adjustments”). Such shares may be authorized and unissued or reacquired shares or shares bought on the market for purposes of the ESPP. To the extent shares are set aside for purchase by employees at the beginning of an offering period but are not purchased by such employees, those shares will again be available for purchase under the ESPP. Except for outstanding rights to purchase shares, the ESPP will terminate on December 31, 2018, and no further right to purchase shares under the ESPP may be granted after that date. The ESPP can be terminated sooner as described under “Amendment, Modification and Termination of the ESPP” below. Any shares that are not subject to purchase upon termination of the plan will cease to be subject to the plan. The Original ESPP had 804,174 shares available for issuance as of April 8, 2013.

Purchase Rights and Offering Periods

Under the ESPP, we will grant each eligible employee a nontransferable right to purchase shares of common stock. During each offering period a participant shall have the right to purchase, subject to the limitations of the plan, that number of shares of common stock equal to the quotient obtained by dividing the aggregate payroll deductions authorized to be withheld by the participant for such offering period by an amount equal to a percentage of the fair market value of the common stock on the enrollment date of such offering period.  Pursuant to the Original ESPP, the participant could buy the common stock at a reduced price equal to 95% of our common stock’s fair market value on the first day of the offering period or the last day of the offering period, whichever is lower.  Upon approval by the stockholders of the proposed Amendment No. 1, commencing with the offering period starting on July 1, 2013, the participant may buy the common stock at a reduced price equal to 85% of the fair market value of our common stock on the first day of the offering period or the last day of the offering period, whichever is lower.  The fair market value of the common stock for any given day shall be the closing price per share on the immediately preceding trading day. If at the end of the offering period the aggregate payroll deductions for a participant exceed the aggregate purchase price for the shares subject to such participant’s purchase right, any excess payroll deductions will be distributed to such participant.

The ESPP is implemented by consecutive offering periods. The ESPP generally provides for two six-month purchase periods each year: (i) January 1 through June 30, and (ii) July 1 through December 31. Unless and until the plan administrator changes the duration of the offering periods under the ESPP in accordance with the terms of the plan, each offering period will be a six-month period.

Once the participant has enrolled in the plan, the payroll deductions will continue until he or she notifies the company otherwise. On the last trading day of each offering period, the participant’s purchase right will be deemed to have been exercised in full at which time he or she will purchase the number of shares subject to the purchase right for that offering period, subject to the limitations of the plan.

Enrollment in the ESPP

An eligible employee may enroll in the ESPP for any offering period by submitting a completed payroll deduction form to the administrator prior to the enrollment date for the offering period with respect to which his or her participation is to commence.  In general, the first day of an offering period will be January 1st or July 1st. The payroll deduction form will remain in effect for successive offering periods unless it is revised or revoked by the participant or the participant becomes ineligible to participate in the plan.

Participant Contributions

A participant may contribute through payroll deductions not more than 10% of his or her eligible compensation (subject to applicable restrictions), nor less than $10.00 per pay period. For this purpose, eligible compensation means gross base compensation excluding commissions, payments for overtime, incentive payments, performance bonuses and contributions to benefits. We will make such deductions from the participant’s paycheck each pay period during the offering period.  Participants may not reduce or increase payroll deductions during an offering period with respect to that offering period, except in the event of a withdrawal from the plan. The participant will not receive any interest on the amounts of his or her compensation that we accumulate for the purchase of shares under the plan. We may use all funds held by the company under the plan for any corporate purpose.

Purchase Price of the Common Stock

Subject to stockholder approval of Amendment No. 1, commencing with the offering period starting on July 1, 2013, the purchase price will be 85% of the fair market value of a share of our common stock as of the first day of the offering period or the last day of the offering period, whichever is lower. For purposes of the ESPP, provided that our common stock continues to be traded on the NYSE or another exchange, the “fair market value” of a share of our common stock as of a given date will be the closing sales price of a share as reported in the Wall Street Journal (or such other source as we may deem reliable) for the immediately preceding trading day.

Withdrawal from the ESPP

A participant may withdraw from the ESPP by completing the appropriate withdrawal form and submitting it to the plan administrator. The payroll deductions will stop, and the balance in the participant’s account (without interest) will be paid to such participant within a reasonable time period. If the participant does withdraw from the plan, he or she cannot rejoin until the next offering period.

Shares Purchased under the ESPP

As soon as practicable after each purchase date, our transfer agent will make an entry on its books and records indicating that the shares of common stock purchased by the participant on that purchase date have been duly issued and transferred or recorded to a brokerage account established in the participant’s name in connection with the plan. Individual accounts will be maintained for each participant in the ESPP. Statements of account will be provided to participants at least annually, and will set forth the amounts of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

Termination of Employment

Upon termination of a participant’s employment for any reason, other than death, the payroll deductions credited to such participant’s account will be returned to the participant. If the participant’s employment terminates due to death, the participant’s personal representative will have the right to elect (i) to withdraw all of the payroll deductions credited to the participant’s account under the ESPP, or (ii) to exercise the participant’s option on the next purchase date and purchase the number of shares of common stock subject to the purchase right that the accumulated payroll deductions in the participant’s account will purchase at the applicable purchase price. Any excess in the participant’s account will be returned to the participant’s personal representative, without interest. In the event that we receive no notice of election from the participant’s personal representative, the participant’s personal representative will be deemed to have elected to withdraw all payroll deductions credited to the participant’s account.

No Rights as Employee

Nothing in the ESPP will give any person, including any eligible employee or participant, any right to remain an employee of the company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any person, including any eligible employee or participant, at any time.

Transferability

Neither the payroll deductions credited to a participant’s account nor any rights with respect to a purchase right granted under the ESPP may be assigned, transferred, pledged, or otherwise disposed of by the participant, other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition will be ineffective and we may treat any such act as an election to withdraw from participation in the ESPP.

Adjustments

In the event of any increase or decrease in the number of shares of our common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or any other similar corporate event affecting our common stock, the number of shares reserved under the ESPP, the maximum number of shares that a participant may purchase in an offering period or a purchase period, and the price per share and number of shares of common stock covered by each outstanding purchase right will be adjusted proportionately. Such adjustments will be made by the Board of Directors whose determination in that respect will be final, binding and conclusive.

In the event of the company’s proposed dissolution or liquidation, the offering period then in progress will be shortened by setting a new purchase date immediately prior to the proposed dissolution or liquidation, unless otherwise provided by the plan administrator. In the event of our company’s merger with or into another corporation, or the sale of all or substantially all of our company’s assets, outstanding purchase rights may be assumed or an equivalent purchase right may be substituted by the successor corporation (or a parent or subsidiary of such successor corporation). In the event that the successor corporation does not agree to assume or substitute the outstanding purchase rights, the offering period then in progress will be shortened by setting a new purchase date for outstanding purchase rights and the offering period then in progress will end on the new purchase date. This new purchase date will be prior to the date of consummation of the merger or sale.

Amendment, Modification and Termination of the ESPP

Our Board of Directors may terminate or amend the ESPP. No termination may affect outstanding purchase rights and generally no amendment may impair the rights of any participant under an outstanding purchase right without the participant’s consent, except that our Board of Directors or the administrator may terminate an offering period if the Board or the administrator determines that the termination of the offering period or the plan is in the best interests of the company and our stockholders. We will seek stockholder approval for any amendment to the extent necessary and desirable to comply with Section 423 of the Internal Revenue Code or any other applicable law, regulation or stock exchange rule.

The ESPP will continue in effect until December 31, 2018, unless sooner terminated by the Board.

Federal Income Tax Consequences

The federal income tax consequences of the ESPP under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the ESPP and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the ESPP. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws and estate, gift and employment tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

The following summary assumes that the ESPP qualifies as an “employee stock purchase plan” under Section 423(b) of the Internal Revenue Code. Although the plan is intended to be an “employee stock purchase plan,” no assurance is given that the plan will qualify as an “employee stock purchase plan.”

Grant of Purchase Right; Exercise of Purchase Right

A participant will not recognize taxable income upon the grant of a purchase right on the date of grant. In addition, the participant will not recognize taxable income upon the exercise of a purchase right on the date of exercise.

Sale of Common Stock After the Holding Period

The tax treatment resulting from the sale or other disposition of the shares of common stock that a participant purchased upon the exercise of a purchase right under the ESPP will depend on whether such sale or disposition occurs before or after the later of: (1) two years after the date of grant of the purchase right, or (2) one year after the date such shares are transferred to the participant (the “Holding Period”). If the participant sells or disposes of the shares of common stock that he or she purchased upon the exercise of a purchase right under the ESPP after the Holding Period, the participant will be taxed in the year in which he or she sells or otherwise disposes of such shares of common stock, as follows:

The participant will recognize ordinary income in an amount equal to the lesser of: (i) the excess, if any, of the amount realized upon the disposition of such shares, over the purchase price he or she paid for such shares of common stock; or (ii) 5% (or 15% after July 1, 2013 if the proposed Amendment No. 1 is approved by the stockholders) of the fair market value of the shares of common stock on the date of grant of the purchase right; and any remaining gain (or any loss) from the disposition will be treated as capital gain (or loss).

We (or our designated subsidiary) will not be entitled to any deduction as a result of the participant’s sale or other disposition of the shares of common stock after the expiration of the Holding Period for such shares.

Sale of Common Stock During the Holding Period

If a participant sells or disposes of the shares of common stock that he or she purchased upon the exercise of a purchase right under the ESPP before the Holding Period expires, the participant will be taxed in the year in which he or she sells or otherwise disposes of such shares of common stock, as follows:

—
The participant will recognize ordinary income in an amount equal to the excess of the fair market value of such shares of common stock on the date of the exercise of the purchase rights, over the purchase price the participant paid for such shares of common stock; and

—
The participant will recognize capital gain if and to the extent the amount he or she realizes from the sale or other disposition of the shares of Common Stock is more than their fair market value on the date such shares were transferred to him or her, or capital loss if and to the extent the amount he or she realizes from the sale or disposition of the shares of common stock is less than their fair market value on the date such shares were transferred to the participant.

We (or our designated subsidiary) will be entitled to a deduction equal to the amount of ordinary income that is recognized by the participant as a result of his or her sale or disposition of the shares of common stock before the Holding Period expires for such shares.

The ESPP is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. Special rules may apply to a participant who is subject to Section 16 of the Exchange Act.

New Plan Benefits

The benefits that will be received by all eligible employees under the ESPP are not determinable in advance because the number of shares of common stock that a participant may receive under the ESPP is based on the amount of payroll deductions elected by the participant. Our non-employee directors will not receive any benefits under the ESPP.

The Board of Directors unanimously recommends that you vote “FOR” approval of the amendment to the 2008 Employee Stock Purchase Plan.

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the accounting firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, the “Deloitte Entities”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. One or more representatives of the Deloitte Entities are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from the stockholders.

The Audit Committee is directly responsible for selecting and retaining our independent registered public accounting firm. Although action by the stockholders is not required for the appointment, given the critical role played by the independent registered public accounting firm, we are providing stockholders the opportunity to express their views on this matter. If the stockholders fail to ratify the appointment of the Deloitte Entities, the Audit Committee will reconsider the appointment, but the Audit Committee may elect to retain the firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent auditing firm at any time during the year if the Audit Committee determines that a change in auditors would be in the best interests of our company and our stockholders.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2013.

Independent Registered Public Accounting Firm Fees

The Deloitte Entities were appointed to serve as our independent registered public accounting firm for the fiscal years ended December 31, 2011 and 2012. The following table sets forth the fees billed to us for professional audit services rendered by the Deloitte Entities for the years ended December 31, 2011 and December 31, 2012.

	2011		2012

Audit Fees(1)		$1,448,000	$1,374,000
Audit-Related Fees(2)		$106,000	$14,000
Tax Fees(3)		$146,000	$74,000
All Other Fees(4)	$	―	$150,000
Total		$1,700,000	$1,612,000

(1)
Audit fees consist primarily of fees for (i) the audit of our annual financial statements, (ii) review of financial statements in our quarterly reports on Form 10-Qs, (iii) the audit of the effectiveness of our internal control over financial reporting, and (iv) for services that are provided by the independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-related fees consist primarily of fees for professional services rendered in connection with the application of financial accounting and reporting standards, review of registration statement and proxy related materials and access to an online research tool.

(3)	Tax fees consist of fees for tax compliance, tax planning and tax advice.

(4)
All Other Fees are fees for any service not included in the first three categories. Indicates fees for services related to the quality assurance review of our internal audit department and certain acquisition related matters. All services were approved by the Audit Committee.

Pre-Approval Policies Regarding Audit and Non-Audit Fees

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Prior to performing any audit services, the independent registered public accounting firm will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the expected fees for those services. If the engagement letter is approved, the Audit Committee will engage the independent registered public accounting firm to perform the audit.

For non-audit services, our management will submit to the Audit Committee for approval the list of non-audit services recommended by management which the Audit Committee should engage the independent registered public accounting firm to provide for the fiscal year. Prior to the performance of any of these services, our management and the independent registered public accounting firm each will confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of service and generally is subject to a specific budget. The Audit Committee also may pre-approve particular services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process and the fees for services performed to date.

As permitted by statute, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee to provide for the prompt handling of unexpected matters. The Chairman will report any action taken pursuant to this delegated authority to the Audit Committee at or before the next Audit Committee meeting.

All services performed by our independent registered public accounting firm in 2011 and 2012 were approved in accordance with the Audit Committee’s pre-approval policies.

AUDIT COMMITTEE REPORT

This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee is composed of four independent directors who satisfy the requirements of independence established by NYSE listing standards and the SEC. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” under applicable SEC rules and NYSE listing rules, and that each of Mr. Finley and Dr. McFarland is an “audit committee financial expert” as defined by applicable SEC rules.

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available in the “Board Committees & Charters” section under “Corporate Governance” on our website at www.newpark.com and is also available in print upon request from our Corporate Secretary.

Management has primary responsibility for our financial statements and financial reporting processes and for the maintenance of internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations and ethical business standards. Our independent registered public accounting firm, the Deloitte Entities, is responsible for expressing an opinion on whether the company’s consolidated financial statements present fairly, in all material respects, the financial position of the company in accordance with accounting principles generally accepted in the United States. Additionally, the Deloitte Entities are responsible for expressing an opinion regarding the effectiveness of the company’s internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also is responsible for the engagement, compensation and oversight of the independent registered public accounting firm.

In keeping with that responsibility, the Audit Committee meets regularly with management and the independent registered public accounting firm. Meetings with the independent registered public accounting firm are held both with and without management present, and the independent registered public accounting firm has direct access to the Audit Committee to discuss the scope and results of its work and its comments on the adequacy of internal controls and the quality of financial reporting. The Audit Committee met eight times during the year ended December 31, 2012.

The Audit Committee has reviewed and discussed the company’s audited financials as of and for the year ended December 31, 2012 with management.

The Audit Committee reviewed, with the independent registered public accounting firm, the overall scope and plans for its audits. The Audit Committee has also reviewed and discussed the audited consolidated financial statements and internal controls over financial reporting with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed in accordance with professional standards.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence from our company and our management. The Audit Committee also reviewed the non-audit services provided by independent registered public accounting firm and concluded that the provision of those services is compatible with its independence.

We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which we refer to as the 2012 Annual Report, in a timely fashion with the SEC in 2013. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2012 Annual Report. The Audit Committee also engaged the Deloitte Entities as our independent registered public accounting firm for the 2013 fiscal year. See above under the heading “Ratification of Appointment of Registered Public Accounting Firm” for additional information on the decision to again appoint the Deloitte Entities as our independent registered public accounting firm.

Audit Committee:

G. Stephen Finley, Chairman
David C. Anderson
James W. McFarland, Ph.D.
Gary L. Warren

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be considered for inclusion in our proxy materials for the 2014 Annual Meeting of Stockholders must be received by us by December 27, 2013. Proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. Any proposals will be subject to the requirements of the proxy rules adopted under the Exchange Act as well as the procedures in our bylaws, and must include a brief description and text of the proposal, the name and address of the stockholder submitting the proposal, the class and number of shares of stock owned by that stockholder, and any material interest of the stockholder in the proposal.

For proposals not intended to be submitted in next year’s proxy statement, but sought to be presented at our 2014 Annual Meeting of Stockholders, our bylaws provide that stockholder proposals, including director nominations, must be received at our principal executive offices no later than ninety (90) days prior to the date of our annual meeting; provided, that if the date of the annual meeting was not publicly announced more than one hundred (100) days prior to the date of the annual meeting, the notice by the stockholder will be timely if delivered to our principal executive offices no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was communicated to the stockholders. In addition, proxies to be solicited by the Board for the 2014 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 8, 2014. A copy of our bylaws may be obtained upon written request to our Corporate Secretary at our principal executive offices, 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381.

SEC rules and regulations provide that if the date of our 2014 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2013 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2014 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2014 Annual Meeting. Upon determination by us that the date of the 2014 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2013 Annual Meeting, we will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Exchange Act.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of those reports furnished to us and written representations from our executive officers and directors, we believe that our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements in 2012, except that Gregg S. Piontek had one delinquent filing on Form 4 which was subsequently filed on March 9, 2012.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

All stockholders of record as of the record date will receive a copy of our Notice Regarding the Availability of Proxy Materials. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Notice Regarding the Availability of Proxy Materials. This process by which only one Notice Regarding the Availability of Proxy Materials is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

Street name stockholders in a single household who received only one copy of the Notice Regarding the Availability of Proxy Materials may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.

COPIES OF THIS PROXY STATEMENT AND THE 2012 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, ARE AVAILABLE PROMPTLY WITHOUT CHARGE BY CALLING (281) 362-6800, OR BY WRITING TO CORPORATE SECRETARY, NEWPARK RESOURCES, INC., 2700 RESEARCH FOREST DRIVE, SUITE 100, THE WOODLANDS, TEXAS 77381. If you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials, you also may request orally or in writing to receive a single copy by calling (281) 362-6800, or writing to Corporate Secretary, Newpark Resources, Inc., 2700 Research Forest Drive, Suite 100, The Woodlands, Texas 77381. However, if you wish to receive a paper proxy and voting instruction form or other proxy materials for participation and voting in this year’s annual meeting, follow the instructions included in the Notice Regarding the Availability of Proxy Materials sent to you.

OTHER MATTERS

We do not presently know of any matters other than those described above that may be presented for stockholder action at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to direction by the Board of Directors.

APPENDIX A

NEWPARK RESOURCES, INC.
AMENDED AND RESTATED
2006 EQUITY INCENTIVE PLAN

1.             Purpose.

~~(as amended and restated effective June 10, 2009)~~

~~1.           Purpose.    The~~This Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan amends and restates the Newpark Resources, Inc. 2006 Equity Incentive Plan, as previously amended and restated, and is intended to assist Newpark Resources, Inc., a Delaware corporation (the “Company”), in attracting, retaining and motivating designated Employees of the Company and its Subsidiaries and to increase their interest in the success of the Company in order to promote the Company’s long-term interests.  The Plan is designed to meet this intent by providing eligible Employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.              Definitions.

In addition to the terms defined elsewhere in the Plan, Exhibit A, which is incorporated by reference, defines terms used in the Plan and sets forth certain operational rules related to those terms.

3.             Administration of the Plan.

3.1           General.  The Plan shall be administered by the Compensation Committee.  Each member of the Compensation Committee shall be a “non-employee director” as that term is defined in Rule 16b~~-~~-3, an “outside director” within the meaning of Section 162(m) and an “independent director” under  the corporate governance rules of any stock exchange or similar regulatory authority on which the Common Stock is then listed, but no action of the Committee shall be invalid if this requirement is not met.  The Compensation Committee shall select one of its members as Chairman and shall act by vote of a majority of the members present at a meeting at which a quorum is present or by unanimous written consent.  A majority of the members of the Compensation Committee shall constitute a quorum.  The Compensation Committee shall be governed by the provisions of the Company’s Bylaws and of Delaware law applicable to the Board of Directors, except as otherwise provided herein or determined by the Board of Directors.  The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not the Participants are similarly situated.

3.2           Authority of the Compensation Committee.  The Compensation Committee shall have full discretionary power and authority, subject to the general purposes, terms and conditions of the Plan, to implement, carry out and administer the Plan.  Without limiting the generality of the foregoing, the Compensation Committee shall have the authority to:

~~(a)~~ (a)      interpret and administrator the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

~~(b)~~ (b)     adopt, amend, modify or rescind rules, procedures and forms relating to the Plan;

~~(c)~~ (c)      select persons to receive Awards;

~~(d)~~ (d)     determine the number of Shares subject to Awards, the Fair Market Value of the Common Stock and the other terms and conditions of each Award (which need not be uniform), including, without limitation, the type of Award to be granted, vesting schedules, forfeiture restrictions and other terms and conditions relating to the exercisability of Awards, and all other provisions of each Award Agreement;

~~(e)~~ (e)     determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;

~~(f)~~ (f)       grant waivers of Plan or Award conditions and remove or adjust any restrictions or conditions upon Awards, including accelerating or otherwise modifying the date on which any Award becomes vested, exercisable or transferable and ~~extending the term of any Award (subject to the maximum term limitations set forth in the Plan), including~~ extending the period following the termination of a Participant’s employment during which any Award may remain outstanding or be exercised (but not beyond the original maximum term of such Award); provided, however, that the Compensation Committee shall not have discretion to accelerate or waive any term or condition of an Award (i) if such discretion would cause the Award to have adverse tax consequences to the Participant under Section 409A of the Code or (ii) if the Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, and such discretion would cause the Award not to so qualify;

~~(g)~~ (g)     with the consent of the ~~Optionee~~Participant, amend or terminate any outstanding Award Agreement; provided, no Option or Stock Appreciation Right may be amended or terminated to reduce the exercise price of such Option or Stock Appreciation Right except in accordance with Section 21.4;

~~(h)~~ (h)     correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

~~(i)~~ (i)       determine whether an Award has been earned; and

~~(j)~~ (j)       make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.

All decisions, determinations and other actions of the Compensation Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

3.3           Delegation of Authority.  Any of the powers and responsibilities of the Compensation Committee may delegated to any subcommittee, in which case the acts of the subcommittee shall be deemed to be acts of the Compensation Committee hereunder.  In addition, the Compensation Committee may delegate to one or more officers or Employees of the Company or any Subsidiary the authority, subject to such terms as the Compensation Committee shall determine, to perform such functions, including administrative functions, as the Compensation Committee may determine, provided that in no case shall any such officer or Employee be authorized to take any action that would (a) result in the loss of an exemption under Rule 16b-3 for Awards granted to Section 16 Insiders, (b) cause Awards intended to qualify as “performance-based compensation” under Section 162(m) to fail to so qualify, or (c) be inconsistent with Section 157 and other applicable provisions of the Delaware General Corporation Law.  Any action taken by any such officer or Employee within the scope of the authority delegated by the Compensation Committee shall be deemed for all purposes to have been taken by the Compensation Committee, and, except as otherwise specifically provided, references in the Plan to the Compensation Committee shall include any such officer or Employee.  The Compensation Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions or interpretations of any such officer or Employee, and if the Compensation Committee shall decide to conduct such a review, any such actions or interpretations of any such officer or Employee shall be subject to approval, disapproval or modification by the Compensation Committee.

3.4          Monitoring Awards.  Notwithstanding any delegation of authority by the Compensation Committee, it shall maintain control of the operation of the Plan.  At least annually, the Compensation Committee, in conjunction with the Audit Committee of the Board of Directors of the Company, shall conduct or cause the conduct of an audit of the operation of the Plan to verify that the Plan has been operated and Awards have been documented and maintained by the officers of the Company in accordance with the directions of the Compensation Committee.  Without limiting the generality of the foregoing, one of the purposes of such an audit will be to determine that the executed Award Agreements are consistent with the Awards made by the Committee and properly reflect the names of the Participants to whom such Awards were granted, the applicable Dates of Grant, vesting provisions and expiration dates, the type and quantity of Awards granted to each Participant and, if applicable, the applicable exercise prices.

3.5           Limitation on Liability.

3.5.1           The Compensation Committee may employ attorneys, consultants, accountants, agents and other persons, and the Compensation Committee shall be entitled, in good faith, to rely and act upon the advice, opinions and valuations of any such persons.  In addition, the Compensation Committee shall be entitled, in good faith, to rely and act upon any report or other information furnished to it by any officer, director or Employee of the Company.

3.5.2           No member of the Compensation Committee, nor any person acting pursuant to authority delegated by the Compensation Committee, nor any officer, director or Employee of the Company acting at the direction or on behalf of the Compensation Committee, shall be liable for any action, omission or determination relating to the Plan, and the Company shall, to the fullest extent permitted by law, indemnify and hold harmless each member of the Compensation Committee, each person acting pursuant to authority delegated by the Compensation Committee, and each other officer, director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost, expense (including counsel fees), liability or other pecuniary loss (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director, Employee or other person in bad faith and without reasonable belief that it was in the best interests of the Company.

4.             Number of Shares Issuable in Connection with Awards.

4.1           Shares Subject to the Plan. The maximum number of Shares that may be issued in connection with Awards granted under the Plan is ~~5,000,000,~~12,250,000, and the number of Shares that are subject to Awards outstanding at any one time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan.  The maximum number of Shares that may be issued in connection with Incentive Stock Options granted under the Plan is ~~5,000,000.~~12,250,000.  The Company at all times shall reserve and keep available sufficient Shares to satisfy the requirements of the Plan.  Shares issued under the Plan may be either authorized and unissued shares or treasury shares.  Solely for the purposes of implementing the limitations on the number of Shares that may be issued under the Plan as set forth in this Section 4.1, from and after [June 6, 2013], an Award of an Option or a Stock Appreciation Right in respect of one Share shall be deemed to be an Award of, and shall count against the Share limit set forth in this Section 4.1 as, one Share on the Date of Grant. From and after [June 6, 2013], an Award of a share of Restricted Stock, a Restricted Stock Unit or Other Stock-Based Award shall be deemed to be an Award of, and shall count against the share limit set forth in this Section 4.1 as, 1.5 Shares for every one Share granted on the Date of Grant.  From and after [June 6, 2013], with respect to any performance-based Award granted pursuant to Section 12 that is to be settled in Shares, the value of the maximum benefit that may be paid under such Award shall be divided by the Fair Market Value of one Share as of the Date of Grant of such Award and each Share resulting from such computation shall be deemed to be an Award of 1.5 Shares for purposes of implementing the limitations on the number of Shares that may be issued in this Section 4.1. If the number of Shares issued in settlement of a performance-based Award granted pursuant to Section 12 exceeds the number determined to be issued on the Date of Grant in accordance with the preceding sentence, each such additional Share issued shall be deemed to be an Award of 1.5 Shares for the purposes of implementing the limitations on Shares in this Section 4.1.

4.2           Share Counting Rules.  For purposes of Section 4.1, if any Shares subject to an Award granted under the Plan are forfeited or such Award is settled in cash or otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of such forfeiture, settlement or termination, shall again be available for the grant of additional Awards under the Plan in the same amount as such Shares were counted against the limit set forth in Section 4.1.  Shares that are issued or delivered upon the settlement of an Award or that ceased to be Restricted Stock upon the vesting of an Award of Restricted Stock, shall no longer be subject to any further grant under the Plan.  Notwithstanding the immediately preceding sentence, the following Shares shall ~~not~~ be considered to have been issued under the Plan~~: (a) Shares remaining under an Award that terminates without having been exercised in full; (b) Shares that have been forfeited in accordance with the terms of the applicable Award; and (c~~ and may not again be made available for issuance as Awards under the Plan: (a) Shares not issued or delivered as a result of the net settlement of an outstanding Option or Stock Appreciation Right; (b) Shares withheld by the Company, in satisfaction of the grant or exercise price or tax withholding requirements, from Shares that would otherwise have been delivered pursuant to an ~~Award.  In addition, to~~Option or Stock Appreciation Right; or (c) Shares repurchased on the open market with the proceeds of the Option exercise price.  With respect to Stock Appreciation Rights, when a Stock Appreciation Right is exercised, the Shares subject to such Stock Appreciation Right shall be counted against the Shares available for issuance under the Plan as one Share for every Share subject to such Stock Appreciation Right, regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.  To the extent permitted by Applicable Laws, Shares subject to Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination by the Company or any of its Subsidiaries shall not be counted against the Shares available for issuance pursuant to the Plan.

4.3            Individual Award Limits.  The maximum number of Shares that may be covered by Options and Stock Appreciation Rights (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed ~~200,000,~~1,000,000, and the maximum number of Shares that may be covered by all other Awards (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed ~~100,000.~~1,000,000.  This limitation shall be applied and construed consistently with Section 162(m).

4.4           Adjustments.  The limits provided for in this Section 4 shall be subject to adjustment as provided in Section 15.

5.             Eligibility and Participation.

The Compensation Committee will select Participants from among those Employees who, in the opinion of the Compensation Committee, are in a position to make significant contributions to the long-term performance and growth of the Company and its Subsidiaries.  In addition, the Compensation Committee may grant Awards in connection with the engagement of an Employee who is expected to make significant contributions to the long-term performance and growth of the Company, provided that a prospective Employee may not receive any payment or exercise any right relating to an Award until such person’s employment with the Company has commenced.  An Employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan, if so determined by the Compensation Committee.  Directors of the Company and its Subsidiaries who are not also employees of the Company or a Subsidiary shall not be eligible to receive Awards under the Plan.

6.            Award Agreements.

Each Award granted under the Plan shall be evidenced by an Award Agreement in a form approved by the Compensation Committee.  Each Award Agreement shall be subject to all applicable terms and conditions of the Plan, shall include such terms and conditions as the Compensation Committee deems appropriate, consistent with the provisions of the Plan, and shall be executed by the Participant and a person designated by the Compensation Committee.

7.             Options.

7.1           Grant of Options.  The Compensation Committee may grant Options in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.  The Compensation Committee shall designate at the time of grant whether the Option is intended to constitute an Incentive Stock Option or a Nonstatutory Option.

7.2            Option Price.  The Option Price of the Shares subject to each Option shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, except in the case of replacement or substitute Options issued by the Company in connection with an acquisition or other corporate transaction.

7.3            Option Period.  The Award Agreement shall specify the term of each Option.  The term shall commence on the Date of Grant and shall be 10 years or such shorter period as is determined by the Compensation Committee.  Each Option shall provide that it is exercisable over its term from the Date of Grant or over time in such periodic installments, or based on the satisfaction of such criteria (including, without limitation, upon the satisfaction of Performance Criteria), as the Committee in its discretion may determine.  The vesting provisions for Options granted under the Plan need not be uniform.  Unless the Committee otherwise determines at the time of grant, if an Option is subject to vesting in periodic installments and a Participant shall not in any period purchase all of the Shares that the Participant is entitled to purchase in such period, the Participant may purchase all or any part of such Shares at any time prior to the expiration of the Option.

7.4            Exercise of Options.  Each Option may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise in the form prescribed from time to time by the Compensation Committee, accompanied by payment of the Option Price and any amounts required to be withheld for tax purposes under Section 14.  If an Option is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so.  The Compensation Committee may require any partial exercise of an Option to equal or exceed a specified minimum number of Shares.

7.5           Payment of Exercise Price.  The Option Price shall be paid in full in cash or by check acceptable to the Compensation Committee or, if and to the extent permitted by the Compensation Committee, (a) through the delivery of Shares which have been outstanding for at least six months or such other minimum period as may be required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes (unless the Compensation Committee approves a shorter period) and which have a Fair Market Value on the date the Option is exercised equal to the Option Price, (b) to the extent permitted by Applicable Laws, by a Cashless Exercise, or (c) by any combination of the foregoing permissible forms of payment.

7.6            Employment Requirements.  Unless otherwise provided by the Compensation Committee and except as otherwise provided in Section 7.7, an Option may not be exercised unless from the Date of Grant to the date of exercise the Participant remains continuously in the employ of the Company.  The Compensation Committee shall determine, in its discretion in the particular case and subject to any requirements of Applicable Laws, whether and to what the extent the period of continuous employment shall be deemed to include any period in which the Participant is on leave of absence with the consent of the Company.  Unless the Compensation Committee expressly provides otherwise, a Participant’s service as an Employee with the Company will be deemed to have ceased upon termination of the Participant’s employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an Employee).  Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code, a Participant shall be considered to have terminated employment with the Company and its Subsidiaries only when the Participant incurs a “separation from service” with respect to the Company and its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code and applicable administrative guidance issued thereunder.

7.7           Exercise of Options on Termination of Employment.

7.7.1           Unless otherwise provided by the Compensation Committee, upon the termination of a Participant’s employment with the Company and its Subsidiaries by reason of death or Disability, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 12 months following termination of the Participant’s employment, and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

7.7.2           Unless otherwise provided by the Compensation Committee, upon the termination of the Participant’s employment with the Company and its Subsidiaries for any reason other than the reasons set forth in Section 7.7.1 or a termination for Cause, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 90 days following termination of the Participant’s employment (except that the 90-day period shall be extended to 12 months from the date of termination if the Participant shall die during such 90-day period), and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

7.7.3           Unless otherwise provided by the Compensation Committee, in the event of a Participant’s termination for Cause, all Options held by the Participant, whether vested or not, shall terminate concurrently with the first discovery by the Company of any reason for the Participant’s termination for Cause and shall not be exercisable thereafter.  If an Participant’s employment with the Company or any Subsidiary is suspended pending an investigation of whether there shall be a termination for Cause, all of the Participant’s rights under any Options then held by the Participant, including, without limitation, the right to exercise such Options, shall likewise be suspended during such period of investigation.

7.8           Incentive Stock Options.  Incentive Stock Options shall be subject to the following additional provisions:

7.8.1           The aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual Participant during any one calendar year (under all plans of the Company and any parent or Subsidiary) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000).  To the extent any Incentive Stock Option would exceed this limit, the portion of the Option in excess of such limit shall be treated as a Non-Qualified Stock Option for all purposes.  The provisions of this Section 7.8.1 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations promulgated thereunder.

7.8.2           No Incentive Stock Option may be granted to a Participant if, at the time of the proposed grant, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, unless (a) the Option Price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant, and (~~bi~~b) the Incentive Stock Option is not exercisable after the expiration of five years from the Date of Grant.

 7.8.3          If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (a) the date two years after the Date of Grant of the Incentive Stock Option, and (b) the date one year after the exercise of the Incentive Stock Option (in either case, a “Disqualifying Disposition”), the Participant shall notify the Company in writing of the Disqualifying Disposition within 10 days of the date thereof.  In the event of a Disqualifying Disposition, the Option will not qualify for incentive stock option treatment.

 7.8.4          If the Compensation Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than three months after the termination of a Participant’s employment for any reason other than death or Disability, the Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option for all purposes.  For purposes of this Section 7.8.4, a Participant’s employment will be treated as continuing uninterrupted during any period that the Participant is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 consecutive days, unless reemployment on the expiration of such leave is guaranteed by statute or by contract.

7.8.5           Any Option which is designated by the Compensation Committee as an Incentive Stock Option but fails, for any reason, to meet the requirements for Incentive Stock Option treatment shall be treated for tax purposes as a Non-Qualified Stock Option.

7.9            Additional Terms and Conditions.  Each Option, and any shares of Common Stock issued in connection with an Option, shall be subject to such additional terms and conditions not inconsistent with the Plan as are determined by the Compensation Committee and set forth in the applicable Award Agreement.

8. Restricted Stock.

8.1           Grant of Restricted Stock.  The Compensation Committee may offer Awards of Restricted Stock in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.

8.2           Purchase Price.  The purchase price of the Shares subject to a Restricted Stock Award shall be determined by the Compensation Committee and may be less than the Fair Market Value (but not less than the par value) of the Shares on the Date of Grant.  Without limiting the generality of the foregoing, the Compensation Committee may determine that eligible Employees may be issued Restricted Stock in consideration for past services actually rendered to the Company and its Subsidiaries having a value of not less than the par value of the Shares subject to the Award.  The Committee shall determine the methods by which the purchase price may be paid or deemed paid and the form of payment.

8.3           Award Agreement; Acceptance by Participant.  Promptly following the grant of each Restricted Stock Award, the Compensation Committee shall cause to be delivered to the applicable Participant an Award Agreement that evidences the Award.  The Participant shall accept the Award by signing and delivering to the Company his or her Award Agreement, accompanied by full payment of the purchase price, within 30 days from the date the Award Agreement was delivered to the Participant.  If the Participant does not so accept the Restricted Stock Award within such 30-day period, then the offer of the Award shall terminate unless the Compensation Committee otherwise determines.

8.4           Restrictions.  At the time of grant of each Restricted Stock Award, the Compensation Committee shall determine the Restriction Period that will apply to the Award and the forfeiture and vesting restrictions, restrictions on transferability and other restrictions (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock) that will apply to the Award during the Restriction Period.  These restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise, as the Compensation Committee may determine in its discretion.

8.5           Forfeiture.  Except as otherwise determined by the Compensation Committee, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company or shall be subject to a repurchase option in favor of the Company, as may be specified in the Award Agreement; provided, however, that, the Compensation Committee, in its discretion, may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.6           Stock Certificates.  Restricted Stock granted under the Plan may be evidenced in such manner as the Compensation Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Compensation Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

8.7           Dividend Rights.  Unless otherwise set forth in the Award Agreement, ~~(~~a Participant holding Restricted Stock shall be entitled to receive (i) any regular cash ~~dividends~~distributions declared and paid with respect to Shares subject to a Restricted Stock ~~Award shall be paid to the Participant at the same time they are paid to all other stockholders of the Company, and (b~~award, and (ii) any Shares distributed in connection with a stock split or stock dividend, and any other cash ~~or~~and property (including securities of the Company ~~or~~and other issuers) distributed as a dividend ~~(other than regular cash dividends),~~, with respect to Shares subject to a Restricted Stock award.  In the case of  Restricted Stock, the vesting of which is conditioned only upon the continuous employment of, or provision of services by, Participant for a specified future period, such dividends and distributions shall be paid to the Participant at the same time they are paid to all other stockholders of the Company unless otherwise provided in the Award Agreement; provided that, if any such dividends or distributions are paid in Shares or other securities, such Shares or other securities shall be subject to the same restrictions and forfeiture conditions to the same extent as the Restricted Stock with respect to which such Shares~~, cash~~ or other ~~property~~securities have been distributed, and all references to Restricted Stock in the Plan or the applicable Award Agreement shall be deemed to include such Shares~~, cash or other property~~ or other securities.  In the case of Restricted Stock, the vesting of which is conditioned on the achievement of Performance Criteria, such dividends and distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the underlying shares of Restricted Stock shall vest.  To the extent dividends or distributions are withheld with respect to shares of Restricted Stock that are forfeited, the dividends and distributions shall also be forfeited.

8.8           Voting Rights.  Unless otherwise set forth in the Award Agreement, all voting rights appurtenant to the Shares subject to a Restricted Stock Award shall be exercised by the Participant.

8.9           Termination of the Restriction Period.  Upon satisfaction of the terms and conditions specified in the Award Agreement that apply to a Restriction Period, (a) the Participant shall be entitled to have the legend referred to in Section 8.6 removed from his or her shares of Restricted Stock after the last day of the Restriction Period, and (b) if the Company has retained possession of the certificates representing the shares of Restricted Stock, the Company shall promptly deliver such certificates to the Participant.  If the terms and conditions specified in the Award Agreement that apply to a Restriction Period have not been satisfied, the Restricted Stock subject to the Award shall be forfeited and reacquired by the Company or shall be subject to a repurchase option in favor of the Company, as may be specified in the Award Agreement.

8.10         Additional Terms and Conditions.  Each Award of Restricted Stock, and all Shares of Restricted Stock granted or offered for sale hereunder, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.

9.            Restricted Stock Units.

9.1           Grant of Restricted Stock Units.  The Compensation Committee may make Awards of Restricted Stock Units in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. ~~A~~Unless the Award Agreement provides otherwise with respect to the right to receive dividends or other distributions, a Participant granted Restricted Stock Units shall not have any of the rights of a stockholder with respect to the Shares subject to an Award of Restricted Stock Units, including any right to vote ~~or to receive other distributions on the Shares~~, until certificates for the Shares subject to the Award shall have been issued in the Participant’s name in accordance with the terms of the applicable Award Agreement.

9.2           Vesting and Other Terms.  At the time of grant of each Award of Restricted Stock Units, the Compensation Committee shall determine the Restriction Period that will apply to the Award.  During the Restriction Period, Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise as the Committee may determine in its discretion.  If the terms and conditions specified in the Award Agreement have not been satisfied  by the end of the Restriction Period, the Restricted Stock Units subject to the Restriction Period shall become null and void, and the Participant shall forfeit all rights with respect to such Award.

9.3           Termination of Employment.  Except as otherwise determined by the Compensation Committee, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock Units that are at that time subject to restrictions shall be null and void, and the Participant shall forfeit all rights with respect to such Awards.

9.4            Settlement.  On the vesting date or dates of the Award, the Company shall, subject to the terms of the Plan and the Award Agreement, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.  The Compensation Committee shall specify in the Award the purchase price, if any, to be paid by the Participant to the Company for such Shares and shall determine the methods by which the purchase price may be paid or deemed paid and the form ~~the~~of payment.

9.5           Additional Terms and Conditions.  Each Award of Restricted Stock Units, and all Shares issued in settlement of Restricted Stock Units, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.

9.6           Dividend Rights. If the Award Agreement so provides, a Participant holding Restricted Stock Units shall be entitled to receive, but only if, to the extent, and at the time that the Restricted Stock Units vest and are settled, (i) any regular cash distributions declared and paid with respect to Shares subject to a Restricted Stock Unit, and (ii) any Shares distributed in connection with a stock split or stock dividend, and any other cash and property (including securities of the Company and other issuers) distributed as a dividend, with respect to Shares subject to a Restricted Stock award.  In the case of Restricted Stock Units, the vesting of which is conditioned on the achievement of Performance Criteria, any such dividends or distributions (if provided for in the Award Agreement) shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Restricted Stock Units shall vest.  Dividends or distributions relating to any forfeited Restricted Stock Units shall also be forfeited.

10.           Stock Appreciation Rights.

10.1         Grant of Stock Appreciation Rights.  The Compensation Committee may make Awards of Stock Appreciation Rights in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.  If a Stock Appreciation Right is granted to a Section 16(b) Insider, the Award Agreement shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the Stock Appreciation Right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.

10.2         General Terms.  A Stock Appreciation Right shall confer on the Participant the right to receive in Shares, cash or a combination thereof (as may be determined by the Compensation Committee in its discretion) the value equal to the excess of the Fair Market Value of one Share on the date of exercise over the exercise price for the Stock Appreciation Right, with respect to every Share for which the Stock Appreciation Right is granted (the “SAR Settlement Value”).  At the time of grant, the Stock Appreciation Right must be designated by the Compensation Committee as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right.  A tandem Stock Appreciation Right is a Stock Appreciation Right that is granted in tandem with an Option and only may be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares, and the exercise of the related Option similarly shall cancel the tandem Stock Appreciation Right for a like number of Shares.  Tandem Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions as apply to the related Option.  Stand-alone Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions generally applicable to Nonstatutory Stock Options as set forth in Section 7.

10.3         Exercise Price.  The exercise price of each Stock Appreciation Right shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.

10.4         Other Terms.  The Compensation Committee shall determine the term of each Stock Appreciation Right.  The term shall commence on the Date of Grant and shall be 10 years or such shorter period as is determined by the Compensation Committee.  The Compensation Committee also shall determine the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement and the form of consideration payable in settlement.  The Compensation Committee may provide for Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of Performance Criteria), as to such number of Shares or percentage of the Shares subject to the Stock Appreciation Right as the Compensation Committee determines.

10.5         Exercise.  Each Stock Appreciation Right may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise in the form prescribed from time to time by the Compensation Committee, accompanied by payment of any amounts required to be withheld for tax purposes under Section 14.  If a Stock Appreciation Right is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so.  Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive the SAR Settlement Value from the Company for each Share as to which the Stock Appreciation Right has been exercised. The Company shall pay the SAR Settlement Value in Shares valued at Fair Market Value on the exercise date,  in cash or any combination thereof, as determined by the Compensation Committee.  The Compensation Committee may permit a Participant to elect to defer receipt of payment of all or part of the SAR Settlement Value pursuant to such rules and regulations as may be adopted by the Compensation Committee or as may be specified in the applicable Award Agreement, provided any such deferral shall satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service thereunder.

10.6         Additional Terms and Conditions.  Each Award of Stock Appreciation Rights, and all Shares issued in settlement of Stock Appreciation Rights, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.

11.           Other Stock-Based Awards.

The Compensation Committee may grant to Employees equity-based or equity-related Awards not otherwise described herein, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine from time to time in its sole discretion (“Other Stock-Based Awards”).  Without limiting the generality of the foregoing, Other Stock-Based Awards may (a) involve the transfer of restricted or unrestricted shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (b) be subject to performance-based or service-based conditions, (c) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (d) be designed to comply with Applicable Laws of jurisdictions other than the United States, and (e) be designed to qualify for the performance-based compensation exception under Section 162(m); provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of the Award.  Cash awards, as an element of or supplement to any other Award under the Plan, also may be granted pursuant to this Section 11. In the case of Other Stock-Based Awards, the vesting of which is conditioned on the achievement of Performance Criteria, if the Award Agreement provides Participants with dividend rights, any dividends or distributions shall be withheld by the Company and shall vest and be paid, without interest, only if and to the extent, and at the time, the Other Stock-Based Awards shall vest.  Dividends or distributions relating to any forfeited Other Stock-Based Awards shall also be forfeited.

12.           Performance Based Awards.

12.1         Performance Criteria.  Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria (“Performance Criteria”).  For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), the Performance Criteria shall (a) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain,” and (b) relate to one or more of the following performance measures: (i) revenues or net sales; (ii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; (iii) return on equity, investment, capital or assets; (iv) margins; (v) one or more operating ratios; (vi) borrowing levels, leverage ratios or credit ratings; (vii) market share; (viii) capital expenditures; (ix) cash flow; (x) stock price, growth in stockholder value relative to one or more stock indices or total stockholder return; (xi) budget and expense management; (xii) working capital turnover and targets; (xiii) sales of particular products or services, market penetration, geographic expansion or new concept development; (xiv) customer acquisition, expansion and retention; (xv) acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like; (xvi) reorganizations, recapitalizations, restructurings and financings (debt or equity); (xvii) transactions that would constitute a Change in Control; or (xviii) any combination of the foregoing.  Performance Criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

12.2         Additional Provisions Applicable to Performance Criteria.  Any Performance Criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the Award.  To the extent required by Section 162(m), prior to the payment of any compensation under an Award intended to qualify as performance-based compensation under Section 162(m), the Compensation Committee shall certify the extent to which any such Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such Performance Criteria relate solely to the increase in the value of the Common Stock).  To the extent Section 162(m) is applicable, the Compensation Committee may not in any event increase the amount of compensation payable to a Participant subject to Section 162(m) upon the satisfaction of any Performance Criteria.

12.3         Adjustments to Performance Criteria.  The Compensation Committee may, with respect to any Performance Period, make such adjustments to Performance Criteria as it may deem appropriate to compensate for, or reflect, (a) asset write-downs or write-ups; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results; (d) discontinued operations and divestitures; (e) mergers, acquisitions and accruals for reorganization and restructuring programs; and (f) extraordinary or other unusual or non-recurring item; provided, however, with respect to Awards intended to qualify as performance-based compensation under Section 162(m), such adjustments shall be made only to the extent that the Compensation Committee determines that such adjustments may be made without a loss of deductibility of the compensation includible with respect to the Awards under Section 162(m).

12.4        Performance Periods.  The attainment of Performance Criteria shall be measured over performance periods of one year or more (“Performance Periods”), as may be established by the Compensation Committee.  Performance Criteria for any Performance Period shall be established not later than the earlier of (a) 90 days after the beginning of the Performance Period, or (b) the time 25% of the Performance Period has elapsed.

12.5         Right of Recapture.  If, at any time after the date on which a Participant has been granted or becomes vested in or paid an Award pursuant to the achievement of Performance Criteria, the Compensation Committee determines that the earlier determination as to the achievement of the Performance Criteria was based on incorrect data and that in fact the Performance Criteria had not been achieved or had been achieved to a lesser extent than originally determined and a portion of the Award would not have been granted, vested or paid given the correct data, then (a) any portion of the Award that was so granted shall be forfeited and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, (b) any portion of the Award that became so vested shall be deemed to be not vested and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, and (c) any portion of the Award so paid to the Participant shall be repaid by the Participant to the Company upon notice from the Company, in each case as and to the extent provided by the Compensation Committee.

12.6         Section 162(m).  In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.

13.           Restrictions on Transfer.

13.1         Restrictions on Transfer.  Subject to the further provisions of this Section 13.1, Awards may not be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, the person or persons legally appointed to act on the Participant’s behalf).  No Award or any interest therein shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.  The foregoing notwithstanding, Awards (other than Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Compensation Committee in its discretion, subject to any terms and conditions which the Committee may impose thereon.  If a transfer is approved by the Compensation Committee, the transfer shall only be effective upon written notice to the Company given in such form and manner as may be prescribed by the Compensation Committee.  Anything herein to the contrary notwithstanding, transfers of an Award by a Participant for consideration are prohibited.

13.2         Designation and Change of Beneficiary.  Each Participant may file with the Compensation Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon the Participant’s death.  A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Compensation Committee. The last such designation received by the Compensation Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant’s estate.

13.3         Provisions Applicable to Transferees.  A beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement or other document applicable to the Participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee.  The Compensation Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

14.           Withholding and Other Tax Provisions.

14.1          Withholding.  The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, foreign, local or other law to withhold with respect to the grant, vesting, exercise or settlement of an Award.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied in full.  The Compensation Committee may, in its sole and absolute discretion in the particular case, permit or require a Participant to satisfy his or her tax withholding obligations by any of the following means (or a combination of any of the following means): (a) by paying cash to the Company, (b) by having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Shares) having a Fair Market Value equal to the tax withholding obligations, (c) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations, or (d) entering into such other arrangement as is acceptable to the Compensation Committee in its sole discretion.  The value of any Shares withheld or surrendered may not exceed the employer’s minimum tax withholding obligation and, to the extent such Shares were acquired by the Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes. The Company shall also have the right to deduct from any and all cash payments otherwise owed to a Participant any federal, state, foreign, local or other taxes required to be withheld with respect to the Participant’s participation in the Plan.

14.2          Required Consent to and Notification of Section 83(b) Election.  No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of the laws of a jurisdiction outside the United States may be made in connection with an Award unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election.  In any case in which a Participant is so permitted to make such an election, the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provisions of any tax law.

14.3          No Guarantee of Tax Consequences. None of the Board, the Company nor the Compensation Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

15.           Effect of Certain Corporate Changes and Changes in Control.

15.1         Basic Adjustment Provisions.  In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in the Common Stock without receipt or payment of consideration by the Company, in the Compensation Committee’s sole discretion, affects the Common Stock such that an adjustment to the Awards or the Plan is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of:

(a)      The number and kind of shares of Common Stock (or other securities or property) with respect to which an Award may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 on the maximum number and kind of Shares which may be issued under the Plan, the ratio set forth in Section 4.1 for the purpose of determining the number of Shares issued under the Plan, and the limitations in Section 4.3 on the maximum number of Shares that may be covered by Awards granted under the Plan to any single Participant in any calendar year);

(b)     The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(c)      The grant, exercise or other purchase price per Share under any outstanding Awards; and

(d)      The terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria specified in an Award Agreement).

Notwithstanding the foregoing, (x) with respect to Incentive Stock Options, any such adjustments shall be made in accordance with Section 424(h) of the Code, (b) the Committee shall consider the impact of Section 409A of the Code on any such adjustments, and (z) no such adjustments may materially change the value of benefits available to a Participant under a previously granted Award.

15.2         Change in Control.  The Compensation Committee may provide with respect to any transaction that results in a Change in Control, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, that a Change in Control shall have such effect as is specified by the Compensation Committee, or no effect, as the Compensation Committee in its sole discretion may provide.  Without limiting the foregoing, the Compensation Committee may provide, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, and without the consent or approval of any Participant, for one or more of the following actions or combination of actions with respect to some or all outstanding Awards (which actions may vary among individual Participants and may be subject to such terms and conditions as the Compensation Committee deems appropriate):

(a)      Acceleration of the time at which Awards then outstanding vest and (as applicable) may be exercised in full for a limited period of time on or before a specified date fixed by the Compensation Committee (which will permit the Participant to participate with the Common Stock received upon exercise of an Award in the Change in Control transaction), after which specified date all unexercised Awards and all rights of Participants thereunder shall terminate;

(b)     Acceleration of the time at which Awards then outstanding vest (and, in the case of Options, Stock Appreciation Rights and other applicable Awards, may be exercised so that such Options, Stock Appreciation Rights and other applicable Awards may be exercised in full for their then remaining term);

(c)      The assumption of Awards (or any portion thereof) by the successor or survivor corporation, or a parent or Subsidiary thereof, or the substitution of awards covering the stock of the successor or survivor corporation, or a parent or Subsidiary thereof, for then outstanding Awards that have been issued under the Plan, with appropriate adjustments as to the number and kind of shares and grant, exercise or other purchase prices;

(d)     The mandatory surrender to the Company for cancellation of any outstanding Awards and the purchase of the surrendered Awards for an amount of cash, securities or other property equal to the excess of the Fair Market Value of the vested shares of Common Stock subject to any such Award immediately prior to the occurrence of the Change in Control (and such additional portion of the Award as the Compensation Committee may determine) over the aggregate exercise or other purchase price (if any) of such shares; and

(e)      The termination of any Award (or any portion thereof) concurrently with the closing or other consummation of the Change in Control transaction.  If the Compensation Committee provides that an Award shall terminate concurrently with the closing or other consummation of the Change in Control transaction, each Participant shall have the right up to the closing or other consummation of the transaction to exercise all or any part of the Participant’s vested Awards.

15.3         Determination of Adjustments.  All determination of the Compensation Committee pursuant to this Section 15 shall be conclusive and binding on all persons for all purposes of the Plan.

15.4         No Restriction on Right of Company to Effect Corporate Changes.  The Plan shall not affect in any way the right or power of the Company to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or any part of the assets or business of the Company or any of its Subsidiaries, or any other corporate act or proceeding, whether of a similar character or otherwise.  Except as specifically provided in this Section 15 and authorized by the Compensation Committee, a Participant shall have no rights by reason of any such corporate act or proceeding, and no adjustment by reason thereof shall be made with respect to any outstanding Award or the Plan.

16.           Regulatory Compliance.

16.1         Conditions to Obligations of the Company.  The Company may, to the extent deemed necessary or advisable by the Compensation Committee, postpone the issuance or delivery of Shares or the payment of other benefits under any Award until:

(a)      The completion of any registration or other qualification of such Shares under any state or federal securities law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Compensation Committee shall, in its sole discretion, deem necessary or advisable;

(b)     The admission to listing of, or other required action with respect to, such Shares on any and all stock exchanges or automated quotation systems upon which the Common Stock or other securities of the Company are then listed or quoted; and

(c)      The compliance with all other requirements of Applicable Laws, as the Compensation Committee shall, in its sole discretion, deem necessary or advisable;

The Compensation Committee also may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as the Compensation Committee shall, in its sole discretion, deem necessary or advisable to comply with any requirements of Applicable Laws in connection with the grant of any Award or the issuance or delivery of Shares or the payment of other benefits under any Award.  Without limiting the generality of the foregoing, if the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under federal, state or foreign securities laws, (x) the Company may require the Participant to represent and agree at the time of grant or exercise, as the case may be, that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel, and (y) the Company may restrict the transfer of such Shares, issue stop-transfer instructions and legend the certificates representing such Shares, in each case in such manner as it deems advisable to ensure the availability of any such exemption.

16.2         Limitation on Company Obligations.  The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Awards or Shares as to which such requisite authority shall not have been obtained.  Nothing contained herein shall be construed to impose on the Company any obligation to register for offering or resale under the Securities Act, or to register or qualify under any other state, federal or foreign securities laws, any Shares, securities or interests in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made, and the Company shall have no liability for any inability or failure to do so.

16.3         Provisions Applicable to a Change in Control.  Anything in this Section 16 to the contrary notwithstanding, in connection with a Change in Control, the Company shall not take or cause to be taken any action, and shall not undertake or permit to arise any legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or the payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the effective date of the Change in Control.

16.4         Exchange Act.  Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Compensation Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.

17.           Amendment or Termination of the Plan.

The Board of Directors may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided that no such amendment may, without the approval of the stockholders of the Company, increase the number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 15) or effectuate a change for which stockholder approval is required: (a) in order for the Plan to continue to qualify under Section 422 of the Code; (b) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company; or (c) for Awards to be eligible for the performance-based compensation exception under Section 162(m).  In addition, no termination or amendment of the Plan shall materially alter or adversely affect the rights of any Participant in any outstanding Awards, without the consent of the Participant to whom the Awards have been granted.

18.           Term of the Plan.

The Plan shall continue until terminated by the Board of Directors pursuant to Section 17 or as otherwise set forth in the Plan, and no further Awards shall be made hereunder after the date of such termination.  Unless earlier terminated, the Plan shall terminate 10 years after ~~its~~the initial approval of the 2006 Equity Incentive Plan by the Board of Directors (provided that Awards granted before termination shall continue in accordance with their terms).

19.           No Right to Awards or Continued Employment.

No person shall have any claim or right to receive grants of Awards under the Plan, and neither the Plan nor any action taken or omitted to be taken hereunder shall create or confer on any Participant the right to continued employment with the Company or its Subsidiaries or interfere with or to limit in any way the right of the Company or its Subsidiaries to terminate the employment of any Participant at any time or for any reason.  The loss of any existing or potential profit in Awards shall not constitute an element of damages in the event of the termination of the employment of any Participant for any reason, even if the termination is in violation of an obligation of the Company or its Subsidiaries to the Participant.  No Participant shall have any rights as a stockholder with respect to any Shares covered by or relating to any Award until the date of the issuance of a stock certificate with respect to such Shares.

20.           Effect of Plan Upon Other Awards and Compensation Plans.

Nothing in the Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Employees, or (b) to grant or assume options, restricted stock or other equity-based awards otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, restricted stock or other awards in connection with the acquisition of the business, securities or assets of any corporation, firm or business.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries, and no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

21.           General Provisions.

21.1         Other Documents.  All documents prepared, executed or delivered in connection with the Plan shall be, in substance and form, as established and modified by the Compensation Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of the Plan, and in the event of any conflict between the terms of any such document and the Plan, the provisions of the Plan shall prevail.

21.2          No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Compensation Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock and any rights thereto shall be forfeited or otherwise eliminated (including by rounding to the nearest whole Share).

21.3          Payments in the Event of Forfeitures. Unless otherwise determined by the Compensation Committee or otherwise specified in the applicable Award Agreement, in the event of the forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration within 10 days of the date of forfeiture or as soon thereafter as practicable.

21.4         Limitation on Repricing. ~~The Compensation Committee shall not, without the approval of the stockholders of the Company, amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or the rules and regulations of the Securities and Exchange Commission.~~Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

21.5          Misconduct of a Participant.  Notwithstanding any other provision of the Plan or an Award Agreement, if a Participant commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Compensation Committee, in its sole and absolute discretion, such Participant shall forfeit all rights and benefits under the Plan and any outstanding Awards.

21.6         Restrictive Legends.  The certificates for Shares delivered under the Plan shall include such legends, and shall be subject to such stop-transfer instructions, as the Compensation Committee deems appropriate to reflect any restrictions on the Shares.

21.7         Successors in Interest.  The provisions of the Plan, the terms and conditions of any Award and the actions of the Compensation Committee shall be binding upon the successors and assigns of the Company and permitted successors and assigns, heirs, executors, administrators and other legal representatives of Participants.

21.8         Severability.  If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or, if it cannot be so construed or deemed amended without, in the Compensation Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

21.9         Headings.  The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

21.10       Governing Law.  To the extent not preempted by federal law, the Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.

21.11       Compliance With Section 162(m).  If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

21.12       Compliance With Section 409A.  Awards under the Plan are intended either to (a) qualify as compensatory arrangements that do not constitute “deferred compensation” subject to Section 409A of the Code, or (b) satisfy the requirements of Section 409A of the Code so that Participants will not be liable for the payment of interest or additional tax thereunder, and the Plan and all Awards shall be construed accordingly.  Any provision of the Plan or an Award Agreement that would cause the grant of an Award, or the payment, settlement or deferral thereof, to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.  To the extent necessary to comply with Section 409A of the Code, if a Participant is a specified employee, as defined in Treas. Reg. 1.409A-1(i), and any stock of the Company or of any affiliate is publicly traded on an established securities market or otherwise, no payment or benefit that is subject to Section 409A of the Code shall be made under this Plan on account of the Participant’s separation from service with the Company or its Subsidiaries within the meaning of Section 409A(a)(2)(A)(i) of the Code before the date that is the first day of the seventh month beginning after the date the Participant’s separation from service (or, if earlier, the date of death of the Participant or any other date permitted under Section 409A of the Code).  To the extent necessary to comply with Section 409A Code, no Award that is a Nonstatutory Option or a Stock Appreciation Right shall contain or be amended to contain a “deferral feature” or an “additional deferral feature” within the meaning and usage of those terms under Section 409A of the Code and the administrative guidance thereunder.

21.13       Administration of the Plan in Foreign Countries.  The Compensation Committee may take any action consistent with the terms of the Plan, either before or after an Award has been granted, which the Compensation Committee deems necessary or advisable in order for the administration of the Plan and the grant of Awards thereunder to comply with the Applicable Laws of any foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, modifying exercise procedures and other terms and procedures and establishing local country plans as sub-plans to the Plan.

21.14             ~~21.14~~           Effective Date.  The original 2006 Equity Incentive Plan ~~shall become effective upon adoption by the Board of Directors, subject to approval~~became effective on November 13, 2006 and was previously approved by the stockholders of the Company.  ~~The Plan~~This Plan has been adopted by the Board of Directors and will be submitted for the approval of the Company’s stockholders within 12 months of the date of the Board of Director’s ~~initial~~ adoption of ~~the Plan.  No Award may be exercised to any extent unless and until the Plan is so~~this Plan.  This Plan shall be effective upon the date that it is approved by the Company’s stockholders~~, and if such approval has not been obtained by the end of said 12-month period, the Plan and all Awards theretofore granted shall thereupon be canceled and become null and void~~.

21.15        Clawback/Recoupment Policy. Notwithstanding any provisions in the Plan or any Award agreement to the contrary, any Award granted after [June 6, 2013], and/or amount payable or paid under such Award, whether in the form of cash or otherwise, shall be subject to potential cancellation, rescission, clawback and recoupment (i) to the extent necessary to comply with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, and/or (ii) as may be required in accordance with the terms of any clawback/recoupment policy as may be adopted by the Company to comply with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any regulations or listing requirements promulgated thereunder, as such policy may be amended from time to time.

Exhibit A

DEFINITIONS

The following terms, when used in the Plan, shall have the meanings, and shall be subject to the provisions, set forth below:

“Award” means an Option, Restricted Stock award, Restricted Stock Unit award, Stock Appreciation Right or Other Stock-Based Award granted to a Participant pursuant to the Plan.

“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

“Applicable Laws” means the requirements relating to the administration of stock option and restricted stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

“Board of Directors” means the Board of Directors of the Company.

“Cashless Exercise” means the exercise of an Option through (a) the delivery of irrevocable instructions to a broker (i) to make a sale of a number of Shares issuable upon the exercise of the Option that results in proceeds in the amount required to pay the aggregate Option Price for all the shares as to which the Option is being exercised (and any required withholding tax, if authorized by the Compensation Committee) and (ii) to deliver such proceeds to the Company in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable), or (b) any other surrender to the Company of Shares issuable upon the exercise of the Option or vested Options in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable).

“Cause” means, with respect to any Participant, (a) “cause” as defined in an employment or consulting agreement applicable to the Participant, or (b) in the case of a Participant who does not have an employment or consulting agreement that defines “cause”: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Subsidiaries; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, or performance significantly below the level required or expected of the Participant, as determined by the Compensation Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Subsidiaries; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Subsidiaries, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (iv) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Subsidiaries.  The Compensation Committee shall determine whether there has been a termination of employment for Cause, and each Participant shall agree, by acceptance of the grant of an Award and the execution of an Award Agreement, that the Compensation Committee’s determination is conclusive and binding on all persons for all purposes of the Plan.

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“Change in Control” means the occurrence of any one of the following:

(a)           Any election of directors of the Company takes place (whether by the directors then in office or by the stockholders at a meeting or by written consent) and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors immediately preceding such election;

(b)           One or more occurrences or events as a result of which any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company’s then outstanding securities;

(c)           A merger or consolidation of the Company with, or an acquisition of the Company or all or substantially all of its assets by, any other entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors of the surviving corporation (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors of the holding company) for a period of not less than 12 months following the closing of such transaction; or

(d)           The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, solely with respect to any Award that is subject to Section 409A of the Code and payable upon a Change in Control, the term “Change in Control” shall mean an event described in one or more of the foregoing provisions of this definition, but only if it also constitutes a “change in control event” within the meaning of Treas. Reg. 1.409A-3(i)(5).

“Code” means the Internal Revenue Code of 1986, as amended, including the rules and regulations promulgated thereunder.

“Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company that may be substituted or resubstituted for such Common Stock pursuant to Section 15.

“Company” means Newpark Resources, Inc., a Delaware corporation, and any successor.

“Compensation Committee” means the Compensation Committee of the Board of Directors.

“Date of Grant” means the date of grant of an Award as set forth in the applicable Award Agreement.

“Disqualifying Disposition” has the meaning set forth in Section 7.8.3.

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“Disability” means, with respect to any Participant who has an employment or consulting agreement that defines such term or a similar term, “disability” as defined in such agreement or, in the case of a Participant who does not have an employment or consulting agreement that defines such term or a similar term, the inability of the Participant to perform substantially all his duties as an Employee by reason of illness or incapacity for a period of more than six months, or six months in the aggregate during any 12-month period, established by medical evidence reasonably satisfactory to the Compensation Committee.

“Employee” means any person who is employed by the Company or one of its Subsidiaries, provided, however, that the term ~~"~~“Employee~~"~~” does not include a non-employee Director or an individual performing services for the Company or a Subsidiary who is treated for tax purposes as an independent contractor at the time of performance of the services, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.  For purposes of awards of Incentive Stock Options, “Employee” means any person, including an officer, who is so employed by the Company or any “parent corporation” or “subsidiary corporation” of the Company as defined in Sections 424(e) and 424(f) of the Code, respectively.  An Employee shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries or any successor.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:

(a)           If the Common Stock is listed on an established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on the principal exchange or system on which the Common Stock is then traded and as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date;

(b)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock, as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date; or

(c)           In all other cases, the “fair market value” as determined by the Compensation Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Section 409A of the Code).

“Incentive Stock Option” means an Option which qualifies as an “incentive stock option” under Section 422 of the Code and is designated as an Incentive Stock Option by the Compensation Committee.  For avoidance of doubt, no Option awarded under the Plan will be an Incentive Stock Option unless the Compensation Committee expressly provides for Incentive Stock Option treatment in the applicable Award Agreement.

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“Non-Qualified Stock Option” means an Option which is not an “incentive stock option” under Section 422 of the Code and includes any Option which is designated as a Non-Qualified Stock Option by the Compensation Committee.

“Option” means a right to purchase Shares upon payment of the Option Price.

“Option Price” means the purchase price per Share deliverable upon the exercise of an Option in order for the Option (or applicable portion thereof) to be exchanged for Shares.

“Other Stock-Based Awards” has the meaning set forth in Section 11.

“Participant” means any Employee who has been granted an Award.

“Performance Criteria” has the meaning set forth in Section 12.1 of the Plan.

“Performance Period”  has the meaning set forth in Section 12.4 of the Plan.

“Plan” means the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan.

“Restricted Stock” means Shares awarded to a Participant under Section 8, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee.

“Restricted Stock Unit” means a right granted to a Participant under Section 9 to receive Shares upon the satisfaction of Performance Criteria or other criteria specified by the Compensation Committee, such as continuous service, at the end of a specified Restriction Period.

“Restriction Period” means the period or periods during which any forfeiture or vesting restrictions, restrictions on transferability or other restrictions shall apply to any Award, as determined by the Compensation Committee in its discretion, consistent with the provisions of the Plan.

 “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

“SAR Settlement Value” has the meaning set forth in Section 10.2.

“Section 16(b) Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 15, and any successor security.

“Stock Appreciation Right” means a right granted to a Participant under Section 10 that entitles the Participant to receive a payment in Shares, cash or a combination thereof measured by the increase in the Fair Market Value of a Share over the exercise price of the Stock Appreciation Right, as established by the Compensation Committee on the Date of Grant.

“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act; provided, however, for purposes of Awards of Incentive Stock Options, “Subsidiary” means any entity that is a subsidiary of the Company within the meaning of Section 424(f) of the Code~~“~~”, and for purposes of Awards of Nonstatutory Options, “Subsidiary” means a corporation or other entity in an chain of corporations and/or other entities in which the Company has a “controlling interest” within the meaning of Treas. Reg. 1.414(c)-2(b)(2)(i), but using the threshold of 50% ownership wherever 80% appears.

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APPENDIX B

NEWPARK RESOURCES, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE

The purposes of this Newpark Resources, Inc. 2008 Employee Stock Purchase Plan (the “Plan”) are to assist Eligible Employees of Newpark Resources, Inc., a Delaware corporation (the “Company”), and its Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiaries.

ARTICLE II

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.  The singular pronoun shall include the plural where the context so indicates.

2.1           “Administrator” means the entity that conducts the general administration of the Plan as provided herein.  The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Article III.

2.2           “Board” shall mean the Board of Directors of the Company.

2.3           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

2.4           “Committee” means the committee of the Board described in Article III.

2.5           “Company” shall mean Newpark Resources, Inc., a Delaware corporation.

2.6           “Compensation” of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, excluding overtime payments, sales commissions, incentive compensation, bonuses, contributions to pension, profit sharing, health and life insurance and other plans, expense reimbursements, fringe benefits and other special payments.

2.7           “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 3.3(ii).

2.8           “Eligible Employee” shall mean an Employee of the Company or a Designated Subsidiary: (i) who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Stock or other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty hours per week; (iii) whose customary employment is for more than five months in any calendar year; and (iv) who has been continuously employed by the Company or a Designated Subsidiary for at least ninety days; provided, however, that the Administrator may provide in an Offering Document that (x) Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code, and/or (y) Employees who have not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), shall not be eligible to participate in an Offering Period.  For purposes of clause (i) above, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding options shall be treated as stock owned by the Employee.  For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2).

2.9           “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary.

2.10          “Enrollment Date” shall mean the first day of each Offering Period.

2.11          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.12          “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Administrator.  Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any given date shall be (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for the first Trading Day immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on the date immediately prior to such date on which sales price are reported.

2.13          “Offering Document” shall have the meaning given to such term in Section 5.1.

2.14          “Offering Period” shall mean each Offering Period designated by the Administrator in the applicable Offering Document pursuant to Section 5.1 or otherwise established in accordance with Section 5.1.

2.15          “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The definition of “Parent” is intended to, and shall be construed and applied, to coincide and conform with the definition of “parent” under Section 424(e) of the Code.

2.16          “Participant” means any Eligible Employee who has executed a participation agreement and been granted rights to purchase Stock pursuant to the Plan.

2.17          “Plan” shall mean this Newpark Resources, Inc. 2008 Employee Stock Purchase Plan, as it may be amended from time to time.

2.18          “Purchase Date” shall mean the last Trading Day of each Offering Period.

2.19          “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 95% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 95% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article IX; and provided, and further, that the Purchase Price shall not be less than the par value of a share of Stock.

2.20          “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

2.21          “Stock” means the common stock, $0.01 par value, of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article IX.

2.22          “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  The definition of “Subsidiary” is intended to, and shall be construed and applied, to coincide and conform with the definition of “parent” under Section 424(f) of the Code.

2.23          “Trading Day” shall mean any day on which the Stock is actually traded.

ARTICLE III

ADMINISTRATION

3.1           Administrator.  The Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”), which Committee shall consist solely of two or more members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Exchange Act and which Committee is otherwise constituted to comply with applicable law.  Appointment of Committee members shall be effective upon acceptance of appointment.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.  Committee members may resign at any time by delivering written notice to the Board.  Vacancies in the Committee may only be filled by the Board.

3.2           Action by the Administrator.  A majority of the Administrator shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present, and, subject to applicable law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator.  Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

3.3           Authority of Administrator.  The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii)           To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(iii)          To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)          To amend the Plan as provided in Article X.

(v)           Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

The Administrator shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Administrator deems appropriate.

3.4           Decisions Binding.  The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any participation agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1           Number of Shares.  Subject to Article IX, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall be 1,000,000 shares.  If any right granted under the Plan shall for any reason terminate without having been exercised, the Stock not purchased under such right shall again become available for the Plan.

4.2           Stock Distributed.  Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.

ARTICLE V

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

5.1           Offering Periods.  Commencing with the Effective Date (as herein defined) of the Plan and continuing while the Plan remains in force, the Administrator may from time to time grant or provide for the grant of rights to purchase Stock of the Company under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator commencing on such dates (each, an “Enrollment Date”) selected by the Administrator.  The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan; provided however, that in the event an Offering Period is not designated by the Administrator in the Offering Documents, the right to purchase Stock of the Company under the Plan shall be granted twice each year on January 1 and July 1 of each calendar year and the term of the Offering Period shall be six months.  The provisions of separate Offering Periods under the Plan need not be identical.

5.2           Offering Documents.  Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(i)             the length of the Offering Period, which period shall not exceed twenty-seven months;

(ii)            the Enrollment Date for such Offering Period;

(iii)           the Purchase Date for such Offering Period;

(iv)          the maximum number of shares, if any, that may be purchased by any Eligible Employee during such Offering Period; and

(v)           such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE VI

PARTICIPATION

6.1           Eligibility.  Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on the day immediately preceding a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article VI and the limitations imposed by Section 423(b) of the Code.

6.2           Enrollment in Plan.  Except as otherwise set forth in an Offering Document, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a participation agreement to the Company prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document), in such form as the Administrator provides.  Except as provided in Section 6.7 below, an Eligible Employee may participate in the Plan only by means of payroll deduction.  Each such participation agreement shall designate a stated amount of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan.  The stated amount may not be less than $10.00 per pay period, and may not exceed either of the following:  (i) 10% of the Compensation from which the deduction is made, or (ii) an amount which will result in noncompliance of the $25,000 limit stated in Section 6.5.  A Participant may elect to have all payroll deductions completely discontinued at any time, but an election to discontinue payroll deductions during an Offering Period shall be deemed to be an election to withdraw pursuant to Section 8.1.  No change in payroll deductions other than complete discontinuance can be made during an Offering Period, and, specifically, once an Offering Period has commenced, a Participant may not alter the rate of his or her payroll deductions for such offering.

6.3           Payroll Deductions.  Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VIII.

6.4           Effect of Enrollment.  A Participant’s completion of a participation agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new participation agreement, withdraws from participation under the Plan as provided in Article VIII or otherwise becomes ineligible to participate in the Plan.

6.5           Limitation on Purchase of Stock.  An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time.  This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

6.6           Decrease of Payroll Deductions.  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 6.5, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period.

6.7           Leaves of Absence.  During a paid leave of absence approved by the Company and meeting the requirements of U.S. Treasury Regulation Section 1.421-1(h)(2), a Participant’s elected payroll deductions shall continue.  If a Participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421-1(h)(2), then such Participant may contribute amounts to the Plan in lieu of his elected payroll deductions or contributions in accordance with procedures established by the Administrator; provided, however, that a Participant’s contributions while on such an unpaid leave of absence may not exceed the total amount of payroll deductions that would have been made had such Participant not taken such an unpaid leave of absence.  If a Participant takes a leave of absence that is not described in the preceding sentences of this Section 6.7, then he shall be considered to have withdrawn from the Plan in accordance with Section 8.1 hereof.  Further, notwithstanding the preceding provisions of this Section 6.7, if a Participant takes a leave of absence that is described in the first or second sentence of this Section 6.7, and such leave of absence exceeds 90 days, then he shall be considered to have withdrawn from the Plan in accordance with Section 8.1 hereof on the 91st day of such leave of absence; provided, however, that if the Participant’s right to employment is guaranteed either by statute or contract, then such 90-day period shall be extended until the last day upon which such reemployment rights are so guaranteed.

ARTICLE VII

GRANT AND EXERCISE OF RIGHTS

7.1           Grant of Rights.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall, subject to the maximum number of shares of Stock specified under Section 5.2(iv) and the provisions of Section 6.5 above, be granted a right to purchase that number of shares of the Company’s Stock equal to the quotient of (i) the aggregate payroll deductions authorized to be withheld by such Participant in accordance with Section 6.2 hereof for such Offering Period, divided by (ii) the Purchase Price of the Stock as of the Enrollment Date.

7.2           Exercise of Rights.  Subject to the limitations set forth in Section 6.5 hereof, each Participant in the Plan automatically and without any act on his part will be deemed to have exercised his right on each Purchase Date, to the extent that the balance then in his account under the Plan is sufficient, to purchase at the Purchase Price the whole number of shares of Stock subject to the right granted to such Participant under this Plan for such Offering Period.  No fractional shares shall be issued on the exercise of rights granted under this Plan.  The amount, if any, of accumulated payroll deductions remaining in each Participant’s account after the purchase of shares on each Purchase Date shall be distributed in full to the Participant after such Purchase Date.

7.3           Pro Rata Allocation of Shares.  If the Administrator determines that, on a given Purchase Date, the number of shares of Stock with respect to which rights are to be exercised may exceed (i) the number of shares of Stock that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Stock available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Stock available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Stock are to be exercised pursuant to this Article VII on such Purchase Date, and shall either (x) continue all Offering Periods then in effect, or (y) terminate any or all Offering Periods then in effect pursuant to Article X.  The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.  The balance of the amount credited to the account of each Participant which has not been applied to the purchase of shares of stock shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

7.4           Withholding.  At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the right or the disposition of the Stock.  At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Stock by the Participant.

7.5           Conditions to Issuance of Stock.

(a)           Except as provided below, the Company will deliver to each Participant a certificate issued in his name for the number of shares of Stock with respect to which his rights were exercised and for which he has paid the Purchase Price.  The certificate will be delivered as soon as practicable following the Purchase Date.

In lieu of delivering share certificates directly to Participants, the Company in its discretion may take such steps as it deems necessary or advisable (including, without limitation, the execution of service agreements and contracts) to effect the delivery of shares to a broker-dealer or similar custodian designated by the Company (the “Plan Broker”) on such terms and conditions as the Company determines in its discretion.  In such event, as soon as practicable following the Purchase Date, the Company, on behalf of each Participant, shall deliver to the Plan Broker a certificate for (or shall otherwise cause to be credited with the Plan Broker) the number of shares of Stock with respect to which such Participant’s right was exercised and for which such Participant has paid the Purchase Price.  The Plan Broker shall keep accurate records of the beneficial interests of each Participant in such shares by means of the establishment and maintenance of an account for each Participant.  Fees and expenses of the Plan Broker shall be paid by the Company and/or allocated among the respective Participants in such manner as the Company determines in its discretion.  During any period that the Plan Broker arrangement described above is utilized in connection with the Plan, Participants shall be required, at such time or times as may be designated by the Company, to enter into such agreements and authorizations (the terms of which may include, without limitation, restrictions on the transfer of shares from Participants’ Plan Broker accounts) with the Plan Broker and the Company as the Company may prescribe.

(b)           The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

(i)             The admission of such shares to listing on all stock exchanges, if any, on which the Stock is then listed; and

(ii)            The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(iii)           The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(iv)           The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(v)            The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE VIII

WITHDRAWAL; TERMINATION OF EMPLOYMENT OR ELIGIBILITY

8.1           Withdrawal.  A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator.  All of the Participant’s payroll deductions credited to his or her account during the Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period.  If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers to the Company a new participation agreement.

8.2           Future Participation.  A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

8.3           Termination of Employment.

(a)           If the employment of a Participant terminates prior to the Purchase Date relating to a particular Offering Period, other than by death as addressed in Section 8.3(b) below, his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment; provided, however, that if the Purchase Date for the Offering Period during which such termination of employment occurs is not a Business Day and the Participant’s employment terminates on the last Business Day of the Offering Period, then such Participant will be considered to have terminated employment, for purposes of this Section 8.3(a), on the Purchase Date. For purposes of the preceding sentence, the term “Business Day” shall mean any day except a Saturday, Sunday or other day on which national banking associations in the State of Texas are generally closed for the conduct of commercial banking business.  Following the Participant’s termination of employment as described above, the Company promptly will refund to him the amount of the balance in his account under the Plan, and thereupon his interest in the Plan and in any right under the Plan shall terminate.

(b)           If the employment of a Participant terminates due to such Participant’s death, then such Participant’s personal representative shall have the right to elect either to:

(i)            withdraw the amount of the balance in the Participant’s account under the Plan at the date of such Participant’s termination of employment; or

(ii)           exercise such Participant’s right to purchase Stock on the applicable Purchase Date of the Offering Period during which termination of employment occurs, in which event such personal representative shall be permitted to purchase the number of whole shares of Stock which the amount of the balance in the Participant’s account under the Plan at the date of such Participant’s termination of employment will purchase at the applicable Purchase Price (subject to Section 6.5), with any balance remaining in the Participant’s account under the Plan to be returned to such personal representative.

Such personal representative must make such election by giving notice to the Company at such time and in such manner as the Administrator prescribes.  In the event that no such notice of election is timely received by the Company, the personal representative will automatically be deemed to have elected as set forth in clause (i) above, and the balance in such Participant’s account under the Plan shall be promptly distributed to such personal representative.

ARTICLE IX

ADJUSTMENTS UPON CHANGES IN STOCK

9.1           Changes in Capitalization; Other Adjustments.

(a)           Subject to Section 9.3, whenever any change is made in the Stock by reason of any stock dividend or by reason of subdivision, stock split, reverse stock split, combination or exchange of shares, recapitalization, reorganization, reclassification of shares, or any other similar corporate event affecting the Stock, appropriate action will be taken by the Board to make such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares of Stock (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations established in each Offering Document pursuant to Section 5.2 on the maximum number of shares of Stock that may be purchased); (ii) the class(es) and number of shares and price per share of Stock subject to outstanding rights; and (iii) the Purchase Price with respect to any outstanding rights.

(b)           If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all rights then outstanding under this Plan, (i) the Purchase Date for all rights then outstanding under this Plan shall be accelerated to dates fixed by the Administrator or the Board prior to the effective date of such merger or consolidation or such dissolution or liquidation, (ii) a Participant (or his legal representative) may make a lump-sum deposit prior to the Purchase Date in lieu of the remaining payroll deductions (or remaining Participant contributions under Section 6.7) which otherwise would have been made, and (iii) upon such effective date any unexercised rights shall expire.

9.2           No Adjustment Under Certain Circumstances.  No adjustment or action described in this Article IX or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

9.3           No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan or pursuant to action of the Administrator or the Board under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an outstanding right or the Purchase Price of the Stock subject to an outstanding right.

ARTICLE X

AMENDMENT, MODIFICATION AND TERMINATION

10.1          Amendment, Modification and Termination.  The Board may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval by a vote of the holders of the outstanding shares of the Company’s capital stock entitled to vote shall be required to amend the Plan to: (a) change the aggregate number of shares that may be sold pursuant to rights under the Plan under Section 4.1 (other than any adjustment as provided by Article IX); (b) materially increase the benefits accruing to Participants under the Plan; (c) change the class of individuals who may be granted rights under the Plan; (d) extend the term of the Plan; or (e) change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

10.2          Rights Previously Granted.  Except as provided in Article IX or this Article X, no termination, amendment or modification may make any change in any right theretofore granted which adversely affects the rights of any Participant without the consent of such Participant, provided that an Offering Period may be terminated, amended or modified by the Administrator if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders.

10.3          Certain Changes to Plan.  Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

ARTICLE XI

TERM OF PLAN

The Plan shall become effective on the first January 1 following its adoption by the Board, subject to approval by the stockholders in accordance with U.S. Treasury Regulation Section 1.423-2(c) within twelve months after its adoption by the Board (the “Effective Date”).  No right may be granted under the Plan prior to such stockholder approval.  The Plan shall be in effect until December 31, 2018, unless sooner terminated under Article X.  No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

ARTICLE XII

MISCELLANEOUS

12.1          Restriction upon Assignment.  A right granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant.  Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant.  The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2          Rights as a Stockholder.  With respect to shares of Stock subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan.  No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

12.3          Interest.  No interest shall accrue on the payroll deductions or lump sum contributions of a Participant under the Plan.

12.4          Designation of Beneficiary.

(a)           A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such shares and cash.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan.  If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b)           Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.5          Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.6          Equal Rights and Privileges.  All Eligible Employees of the Company or any Designated Subsidiary will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code.  Any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

12.7          Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.8          Reports.  Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

12.9          No Employment Rights.  Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10        Notice of Disposition of Shares.  Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one year after the Purchase Date on which such shares were purchased.  Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

12.11        Severability.  If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, the provisions shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

12.12        Governing Law.  The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Texas without regard to otherwise governing principles of conflicts of law.

APPENDIX C

AMENDMENT NO. 1

NEWPARK RESOURCES, INC.
2008 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Newpark Resources, Inc. (hereinafter referred to as the “Company”) has heretofore established the Newpark Resources, Inc. 2008 Employee Stock Purchase Plan (the “Plan”);

WHEREAS, capitalized terms not otherwise defined in this Amendment No. 1 shall have the same meaning as ascribed thereto in the Plan;

WHEREAS, the Company desires to amend the Plan to increase the maximum permissible discount at which Participants may purchase shares of Stock under the Plan from 5% to 15%;

WHEREAS, Section 10.1 of the Plan allows the Board to amend the Plan as herein provided, subject to the approval of the stockholders of the Company; and

WHEREAS, on June 6, 2013, the stockholders of the Company approved the following amendment to the Plan.

NOW, THEREFORE, the Plan is hereby amended effective as of June 6, 2013, and such amendment shall only apply to the Offering Periods beginning on or after June 6, 2013, as follows:

1.           Section 2.19 of the Plan is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

“2.19 “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a share of Stock for the Enrollment Date or for the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article IX; and provided, further, that the Purchase Price shall not be less than the par value of a share of Stock.”

2.           Except as amended hereby, the Plan shall continue in full force and effect and the Plan and this Amendment No. 1 shall be construed as one instrument.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on this ___ day of _____________, 2013.

ATTEST:	COMPANY

NEWPARK RESOURCES, INC.

By:
Mark J. Airola, Secretary	Name: Paul L. Howes
Title: Chief Executive Officer

C-2

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	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	0	0	0

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 David C. Anderson 02 Jerry W. Box 03 G. Stephen Finley 04 Paul L. Howes 05 James W. McFarland, PhD
06 Gary L. Warren

The Board of Directors recommends you vote FOR proposals 2 through 5.

	For	Against	Abstain
2 Approval, on a non-binding advisory basis, of the named executive officer compensation described in the proxy statement.	0	0	0
3 Approval of the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan.	0	0	0
4 Approval of the amendment to the Newpark Resources, Inc. 2008 Employee Stock Purchase Plan.	0	0	0
5 Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2013.	0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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[redacted]

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

NEWPARK RESOURCES, INC. Annual Meeting of Stockholders June 6, 2013
10:00 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Paul L. Howes and Mark J. Airola, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEWPARK RESOURCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, CDT on June 6, 2013, at the The Marriott Woodlands Waterway Hotel, 1601 Lake Robbins Drive, The Woodlands, Texas 77380, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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